--------------------------------------------------------------------------------
MONY Custom Master

--------------------------------------------------------------------------------
Prospectus Portfolio

--------------------------------------------------------------------------------
Flexible Payment Variable Annuity
Issued by
MONY Life Insurance Company

The Alger American Fund              Janus Aspen Series
The Dreyfus Socially Responsible     Lord Abbett Series Fund
  Growth Fund, Inc.                  MONY Series Fund, Inc.
Dreyfus Stock Fund                   PIMCO Variable Insurance Trust
Enterprise Accumulation Trust        The Universal Institutional Funds, Inc.
Fidelity Variable Insurance Products

May 1, 2002
--------------------------------------------------------------------------------

                                  Prospectus
                               Dated May 1, 2002
            Individual Flexible Payment Variable Annuity Contracts
                                   Issued By
                            MONY Variable Account A
                          MONY Life Insurance Company

MONY Life Insurance Company (the "Company") issues the flexible payment variable annuity contract described in this prospectus. Among the contract's many terms are:

Allocation of Purchase Payments and Cash Value

.. You can tell us what to do with your purchase payments. You can also tell us what to do with the fund value your contract may create for you resulting from those purchase payments.

 . You can tell us to place them into a separate account. That separate account is called MONY Variable Account A.

     . If you do, you can also tell us to place your purchase payments and fund values into any of the 35 different subaccounts. Each of these subaccounts seeks to achieve a different investment objective. The subaccounts invest in shares of the following portfolios of The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Enterprise Accumulation Trust, Fidelity Variable Insurance Products, Janus Aspen Series, Lord Abbett Series Fund, MONY Series Fund, Inc., PIMCO Variable Insurance Trust, and The Universal Institutional Funds, Inc. ("the Funds").

     . The Alger American Fund

        . Alger American MidCap Growth Portfolio

     . The Dreyfus Socially Responsible Growth Fund, Inc.

     . Dreyfus Stock Index Fund

     . Enterprise Accumulation Trust

        . Balanced Portfolio, Capital Appreciation Portfolio, Emerging
          Countries Portfolio, Equity Portfolio, Equity Income Portfolio, Growth Portfolio, Growth and Income Portfolio, High-Yield Bond Portfolio, International Growth Portfolio, Managed Portfolio, Mid-Cap Growth Portfolio, Multi-Cap Growth Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Total Return Portfolio, Worldwide Growth Portfolio

     . Fidelity Variable Insurance Products

        . Growth Portfolio, Contrafund(R) Portfolio, Growth Opportunities
          Portfolio

     . Janus Aspen Series

        . Aggressive Growth Portfolio, Balanced Portfolio, Capital Appreciation
          Portfolio, Worldwide Growth Portfolio

     . Lord Abbett Series Fund

        . Growth and Income Portfolio, Mid-Cap Value Portfolio

     . MONY Series Fund, Inc.

        . Government Securities Portfolio, Intermediate Term Bond Portfolio,
          Long Term Bond Portfolio, Money Market Portfolio

     . PIMCO Variable Insurance Trust

        . Global Bond Portfolio, Real Return Portfolio

     . The Universal Institutional Funds, Inc.

        . U.S. Real Estate Portfolio

 . You can also tell us to place some or all of your purchase payments and fund values into our Guaranteed Interest Account. Our account will pay you a guaranteed interest rate annually, and we will guarantee that those purchase payments and fund values will not lose any value, so long as you leave the purchase payments and fund values in the Account. Purchase payments and fund values you place into the Guaranteed Interest Account become part of our assets.

Living Benefits

.. Annuity Benefits

.. This contract is designed to pay to you the cash value in periodic installments.

.. Fund Value Benefits

 . You may ask for some or all of the contract's fund value at any time. If you do, we may deduct a surrender charge.

.. Loans

 . You may borrow up to 50% of the fund value of the contract if you are a qualified retirement plan under Internal Revenue Code Section 401(k). You will have to pay interest to us on the amount borrowed.

Death Benefit

.. We will pay a death benefit to your beneficiary upon the death of the person you name as annuitant before the annuity starting date.

Fees and Charges

.. The contract allows us to deduct certain charges from the fund value. These charges are detailed in this prospectus.

Statement of Additional Information

A Statement of Additional Information dated May 1, 2002 containing additional information about the Contracts is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request to the address shown on the request form or by telephoning 1-800-487-6669. The Table of Contents of the Statement of Additional Information can be found in the back of this prospectus.

This prospectus is not an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction where such may not be lawfully made.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus contains basic information that you should know before investing. It comes with prospectuses for The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Enterprise Accumulation Trust, Fidelity Variable Insurance Products, Janus Aspen Series, Lord Abbett Series Fund, MONY Series Fund, Inc., PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc. You should read these prospectuses carefully and keep them for future reference.

                          MONY Life Insurance Company
                    1740 Broadway, New York, New York 10019
                                1-800-487-6669

                               Table of Contents

                                                                       Page
                                                                       ----
    Summary of the Contract...........................................   1
    Definitions.......................................................   1
     Purpose of the Contract..........................................   1
     Purchase Payments and Fund Values................................   1
     MONY Variable Account A..........................................   2
     Guaranteed Interest Account......................................   2
     Minimum Purchase Payments........................................   2
     Transfer of Fund Values..........................................   2
     Contract Loans...................................................   2
     Surrender........................................................   3
     Charges and Deductions...........................................   3
     Right to Return Contract Provision...............................   3
     Death Benefit....................................................   3
    Detailed Information About the Company and MONY Variable Account A  12
     MONY Life Insurance Company......................................  12
     MONY Variable Account A..........................................  12
    The Funds.........................................................  18
     Purchase of Portfolio Shares by MONY Variable Account A..........  25
     Guaranteed Interest Account......................................  25
    Detailed Information About the Policy.............................  26
     Payment and Allocation of Purchase Payments......................  26
     Termination of the Contract......................................  31
    Surrenders........................................................  31
    Loans.............................................................  32
    Death Benefit.....................................................  33
     Death Benefit Provided by the Contract...........................  33
     Enhanced Death Benefit Options...................................  33
     Election and Effective Date of Election..........................  34
     Payment of Death Benefit.........................................  35
    Charges and Deductions............................................  36
     Deductions from Purchase Payments................................  36
     Charges Against Fund Value.......................................  36
    Annuity Provisions................................................  40
     Annuity Payments.................................................  40
     Election and Change of Settlement Option.........................  41
     Settlement Options...............................................  41
     Frequency of Annuity Payments....................................  42
     Additional Provisions............................................  42
    Guaranteed Interest Account.......................................  42
    Other Provisions..................................................  43
     Ownership........................................................  43
     Provision Required by Section 72(s) of the Code..................  44
     Provision Required by Section 401(a)(9) of the Code..............  44
     Secondary Annuitant..............................................  45
     Assignment.......................................................  45
     Change of Beneficiary............................................  46
     Substitution of Securities.......................................  46
     Modification of the Contracts....................................  46
     Change in Operation of MONY Variable Account A...................  46

                                                                  Page
                                                                  ----
         Voting Rights...........................................  47
         Distribution of the Contracts...........................  48
         Federal Tax Status......................................  49
          Introduction...........................................  49
          Tax Treatment of the Company...........................  49
          Taxation of Annuities in General.......................  49
          Retirement Plans.......................................  50
         Performance Data........................................  51
         Additional Information..................................  53
         Legal Proceedings.......................................  53
         Financial Statements....................................  53
         Table of Contents of Statement of Additional Information  54

                            Summary of the Contract

   This summary provides you with a brief overview of the more important aspects of your Contract. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your contract. This summary and the entire prospectus will describe the part of the contract involving MONY Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account and the portfolios offered by the Funds. Guaranteed Interest Account is contained in your contract. More detailed information about the portfolios offered by the Funds is contained in the prospectuses attached to this prospectus.

                                  Definitions

  This prospectus contains some specialized terms. We have defined specialized terms on the page where they first appear. The definitions will appear on the page in a box like this one.

Purpose of the Contract

   The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts").

   The Contract is designed to allow an owner to make purchase payments to the Company under the Contract. Those purchase payments are allocated at the owner's choice among the subaccounts of MONY Variable Account A and the Guaranteed Interest Account. Those purchase payments can accumulate for a period of time and create fund values for the owner. The owner can choose the length of time that such purchase payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon those accumulated fund values.

   An owner may use the Contract's design to accumulate fund values for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs ( the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403 (other than Section 403(b)), 408, 408A and 457 of the Internal Revenue Code (the "Code").

  Qualified Plans -- Retirement plans that receive favorable tax treatment under Section 401, 403 (other than Section 403(b)), 408 or 457 of the Internal Revenue Code.

  Qualified Contracts -- Contracts issued under Qualified Plans.

   The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund values before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge. It may also be subject to income and other taxes.

Purchase Payments and Fund Values

   The purchase payments you make for the Contract are received by the Company. Currently those purchase payments are not subject to taxes imposed by the United States Government or any state or local government.

   You may allocate your purchase payments to one or more of the subaccounts of MONY Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account. The purchase payments you allocate among the various subaccounts of MONY Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the purchase payments you allocate to any of the subaccounts of MONY Variable Account A will increase or that the purchase payments you make will not lose value.

   Purchase payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 3.5%.

MONY Variable Account A

   MONY Variable Account A is a separate investment account of MONY Life Insurance Company (the "Company"). MONY Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

   The subaccounts of MONY Variable Account A invest in shares of the Funds at their net asset value. (See "The Funds"). Owners bear the entire investment risk for all amounts allocated to MONY Variable Account A subaccounts.

  Owner -- The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

  Purchase Payment -- An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

Guaranteed Interest Account

   The Guaranteed Interest Account is part of the Company's general account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified periods. (See "Guaranteed Interest Account".)

  Fund Value -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account, and the Loan Account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account, and the Loan Account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account or the Loan Account, as the context requires.

  Business Day -- Each day that the New York Stock Exchange is open for trading.

Minimum Purchase Payments

   The minimum purchase payment for individuals varies depending upon the purchaser of the contract and the method of paying the purchase payments. See "Payment and Allocation of Purchase Payments".

   Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50. (See "Issuance of the Contract".) The Company may change any of these requirements in the future.

Transfer of Fund Values

   You may transfer fund value among the subaccounts and to or from the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed, and received by the Company at its Syracuse Operations Center. (See "Transfers".)

Contract Loans

   If your contract permits, you may borrow up to 50% of your Contract's fund value from the Company. Your contract will be the only security required for the loan. Contracts issued to Qualified Plans are generally the only

Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's general account.

   We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due will be borrowed from the Contract's fund value.

Surrender

   You may surrender all or part of the Contract at any time and receive its cash value while the annuitant is alive prior to the annuity starting date. We may impose a surrender charge. The amounts you receive upon surrender may be subject to income taxes. (See "Federal Tax Status".)

Charges and Deductions

   The Contract provides for the deduction of various charges and expenses from the fund value of the Contract.

  Non-Qualified Contracts -- Contracts issued under Non-Qualified Plans.

  Non-Qualified Plans -- Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

Right to Return Contract Provision

   You have the right to examine the Contract when you receive it. You may return the Contract for any reason within ten days from the day you receive it. You will receive a full refund of the purchase payments received by the Company. During the Right to Return Contract period, purchase payments will be retained in the Company's general account and will earn interest at a rate not less than 3 1/2% per year. If you have not returned the Contract at the end of the Right to Return Contract period, we transfer the net purchase payments with interest to the subaccounts and/or the Guaranteed Interest Account.

Death Benefit

   If the Annuitant (and the Secondary Annuitant, if any) dies before the date the annuity payments start, the Company will pay a death benefit to the Beneficiary. Under certain circumstances, an Enhanced Death Benefit may be payable. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death Benefit" and "Enhanced Death Benefit Options".)

  Annuitant -- The person upon whose continuation of life any annuity payment depends and to whom annuity payments are made.

  Secondary Annuitant -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

  Beneficiary -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.

                          MONY LIFE INSURANCE COMPANY

                            MONY VARIABLE ACCOUNT A
              Table of Fees for the Year Ended December 31, 2001

            Contractowner Transaction Expenses:
            Maximum Deferred Sales Load (Surrender Charge)
              (as a percentage of amount surrendered).....    7%*
            Maximum Annual Contract Charge................  $30**
            Maximum Transfer Charge.......................  $25**
            Separate Account Annual Expenses:
            Maximum Mortality and Expense Risk Fees....... 1.35%***
            Total Separate Account Annual Expenses........ 1.35%***

----------
  *The Surrender Charge percentage, which reduces to zero, is determined by the Contract Year in which the surrender occurs. See Surrender Charge Percentage Table. The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Charges against Fund Value -- Free Partial Surrender Amount".

 **The Annual Contract Charge is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $30 per contract year. See "Charges Against Fund Value -- Annual Contract Charge". The Transfer Charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer over 12, which will not exceed $25. See "Charges Against Fund Value -- Transfer Charge".

***The Mortality and Expense Risk charge is deducted daily equivalent to a current annual rate of 1.35 percent (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35%) from the value of the net assets of the Separate Account.

             Annual Expenses for the Year Ended December 31, 2001
                    (as a percentage of average net assets)

                                                                                Distribution and
                                                  Management                    Service (12b-1)
                                                   Fees (After   Other Expenses   Fees* (After   Total Expenses
                                                   Waivers/     (After Waivers/     Waivers/     (After Waivers/
                Fund/Portfolio                  Reimbursements) Reimbursements) Reimbursements)  Reimbursements)
                --------------                  --------------- --------------- ---------------- ---------------
The Alger American Fund
Alger American MidCap Growth Portfolio.........      0.80%           0.08%             N/A            0.88%

The Dreyfus Socially Responsible Growth Fund,
  Inc./(1)/ -- Initial Share Class.............      0.75%           0.03%             N/A            0.78%

Dreyfus Stock Index Fund/(1)/ -- Initial Share
  Class........................................      0.25%           0.01%             N/A           0.26%

Enterprise Accumulation Trust
Balanced Portfolio.............................      0.75%           0.14%             N/A            0.89%
Capital Appreciation Portfolio.................      0.75%           0.12%             N/A            0.87%
Emerging Countries Portfolio/(2)/..............      1.25%           0.55%             N/A            1.80%
Equity Portfolio...............................      0.80%           0.08%             N/A            0.88%
Equity Income Portfolio........................      0.75%           0.13%             N/A            0.88%
Growth Portfolio...............................      0.75%           0.09%             N/A            0.84%
Growth and Income Portfolio....................      0.75%           0.10%             N/A            0.85%
High-Yield Bond Portfolio......................      0.60%           0.17%             N/A            0.77%
International Growth Portfolio.................      0.85%           0.24%             N/A            1.09%
Managed Portfolio..............................      0.75%           0.09%             N/A            0.84%
Mid-Cap Growth Portfolio/(2)/..................      0.75%           0.40%             N/A            1.15%
Multi-Cap Growth Portfolio.....................      1.00%           0.10%             N/A            1.10%
Small Company Growth Portfolio.................      1.00%           0.10%             N/A            1.10%
Small Company Value Portfolio..................      0.80%           0.10%             N/A            0.90%
Total Return Portfolio/(9)/....................      0.55%           0.10%             N/A            0.65%
Worldwide Growth Portfolio/(2)/................      1.00%           0.40%             N/A            1.40%

Fidelity Variable Insurance Products --
   Service Class
Growth Portfolio/(3)/..........................      0.58%           0.10%            0.10%           0.78%
Contrafund(R) Portfolio/(3)/...................      0.58%           0.10%            0.10%           0.78%
Growth Opportunities Portfolio/(3)/............      0.58%           0.11%            0.10%           0.79%

Janus Aspen Series -- Institutional Shares
Aggressive Growth Portfolio....................      0.65%           0.02%             N/A            0.67%
Balanced Portfolio.............................      0.65%           0.01%             N/A            0.66%
Capital Appreciation Portfolio.................      0.65%           0.01%             N/A            0.66%
Worldwide Growth Portfolio.....................      0.65%           0.04%             N/A            0.69%

Lord Abbett Series Fund -- Class VC
Growth and Income Portfolio/(4)/...............      0.50%           0.47%             N/A            0.97%
Mid-Cap Value Portfolio/(4)(5)/................      0.75%           0.35%             N/A            1.10%

MONY Series Fund, Inc.
Government Securities Portfolio................      0.50%           0.12%             N/A            0.62%
Intermediate Term Bond Portfolio...............      0.50%           0.12%             N/A            0.62%
Long Term Bond Portfolio.......................      0.50%           0.12%             N/A            0.62%
Money Market Portfolio/(6)/....................      0.40%           0.10%             N/A            0.50%

                                                     Distribution and
                       Management                    Service (12b-1)
                       Fees (After    Other Expenses   Fees* (After   Total Expenses
                        Waivers/     (After Waivers/     Waivers/     (After Waivers/
  Fund/Portfolio     Reimbursements) Reimbursements) Reimbursements)  Reimbursements)
  --------------     --------------- --------------- ---------------- ---------------

PIMCO Variable
Insurance Trust --
Administrative Class
Global Bond
  Portfolio/(7)/....      0.25%           0.65%            N/A             0.90%
Real Return
  Portfolio/(7)/....      0.25%           0.41%            N/A             0.66%

The Universal
Institutional
Funds, Inc./(8)/
U.S. Real Estate
  Portfolio.........      0.75%           0.35%            N/A             1.10%

----------
* MONY Securities Corporation, the principal underwriter for the contracts, will receive 12b-1 fees deducted from certain portfolio assets attributable to the contracts for providing distribution shareholder services to those portfolios.
/(1)/The expenses shown are for fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.
/(2)/Enterprise Capital Management, Inc. has contractually agreed to limit expenses on these Portfolios' Total Expenses to the amount shown. This contractual limitation is in effect until May 1, 2003. Without the contractual limitation, the total expenses would have been as follows:
     Emerging Countries - 13.32%; Mid-Cap Growth - 3.80%; and Worldwide Growth
     - 11.63%.
/(3)/Expenses do not include reimbursements. With reimbursements, expenses would have been Growth - 0.75%; Contrafund - 0.74%; and Growth Opportunities - 0.77%. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.
/(4)/The Mid Cap Value and Growth and Income Portfolios have each established non 12b-1 service fee agreements which are reflected under "Other Expenses".
/(5)/The information in the chart above relating to Mid-Cap Value Portfolio has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord Abbett & Co. (Lord Abbett), voluntarily waived a portion of its management fees and subsidized a portion of the Portfolio's expenses to the extent necessary to maintain the "Other Expenses" at an aggregate of 0.35% average daily net assets. Absent any waivers and reimbursements the total annual gross expenses would have been 1.20% for the year 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Portfolio but has contractually agreed to continue to reimburse a portion of the Portfolio's expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value Portfolio at an aggregate of 0.35% average daily net assets.
/(6)/MONY Life Insurance Company of America has contractually agreed to limit expenses on the MoneyMarket Portfolio through April 30, 2003. Without the contractual limitation, the total expense would have been 0.51%.
/(7)/PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and trustees' fees, 0.65% of average daily net assets for the Real Return Portfolio and 0.90% of average daily net assets for the Global Bond Portfolio. Under the Expense Reimbursement Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Without these expense limitations actual "Other Expenses" would have been 0.42% for the Real Return Portfolio and 0.77% for the Global Bond Portfolio and "Total Expenses" would have been 0.67% for the Real Return Portfolio and 1.02% for the Global Bond Portfolio. Ratio of net expenses to average net assets excluding interest expense is 0.65% for the Real Return Portfolio and 0.90% for the Global Bond Portfolio.
/(8)/The Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio to the amounts shown. Without these reimbursements and/or fee waivers the Total Expenses would have been 1.15% and Other Expenses would have been 0.35% for the U.S. Real Estate Portfolio. Fee waivers and/or expense reimbursements are voluntary and the advisor reserves the right to terminate any waiver and/or reimbursement at any time without notice.
/(9)/The Total Return Portfolio was not in operation on December 31, 2001.
     These are estimates of annual expenses.

expenses borne by the Separate Account are explained under the caption "Charges and Deductions" at page 34 of this Prospectus. The expenses borne by the Funds are explained in the accompanying prospectuses for the Funds. The table does not reflect income taxes or penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

Example

   If you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                    After   After   After   After
Subaccount                          1 Year 3 Years 5 Years 10 Years
----------                          ------ ------- ------- --------
Alger American MidCap Growth.......  $87    $129    $171     $256
Dreyfus Socially Responsible Growth  $86    $126    $166     $246
Dreyfus Stock Index Fund...........  $82    $111    $141     $191
Enterprise Balanced................  $87    $129    $172     $257
Enterprise Capital Appreciation....  $87    $128    $171     $255
Enterprise Emerging Countries......  $96    $419    $602     $922
Enterprise Equity..................  $87    $129    $171     $256
Enterprise Equity Income...........  $87    $129    $171     $256
Enterprise Growth..................  $87    $127    $169     $252
Enterprise Growth and Income.......  $87    $128    $170     $253
Enterprise High-Yield Bond.........  $86    $125    $166     $245
Enterprise International Growth....  $89    $134    $181     $278
Enterprise Managed.................  $87    $127    $169     $252
Enterprise Mid-Cap Growth..........  $90    $208    $301     $511
Enterprise Multi-Cap Growth........  $89    $135    $182     $279
Enterprise Small Company Growth....  $89    $135    $182     $279
Enterprise Small Company Value.....  $87    $129    $171     $256
Enterprise Total Return............  $84    $119    $155     $221
Enterprise Worldwide Growth........  $92    $386    $561     $882
Fidelity VIP Growth................  $86    $126    $166     $246
Fidelity VIP Contrafund(R).........  $86    $126    $166     $246
Fidelity VIP Growth Opportunities..  $87    $126    $167     $247
Janus Aggressive Growth............  $85    $123    $161     $235
Janus Balanced.....................  $85    $122    $161     $234
Janus Capital Appreciation.........  $85    $122    $161     $234
Janus Worldwide Growth.............  $86    $123    $162     $237
Lord Abbett Growth and Income......  $88    $131    $176     $266
Lord Abbett Mid-Cap Value..........  $86    $132    $179     $276
MONY Government Securities.........  $85    $121    $159     $230
MONY Intermediate Term Bond........  $85    $121    $159     $230
MONY Long Term Bond................  $85    $121    $159     $230
MONY Money Market..................  $84    $118    $153     $218
PIMCO Global Bond..................  $88    $129    $172     $258
PIMCO Real Return..................  $85    $122    $161     $234
Van Kampen UIF U.S. Real Estate....  $89    $135    $182     $279

   If you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                    After   After   After   After
Subaccount                          1 Year 3 Years 5 Years 10 Years
----------                          ------ ------- ------- --------
Alger American MidCap Growth.......  $23    $ 70    $119     $256
Dreyfus Socially Responsible Growth  $22    $ 67    $114     $246
Dreyfus Stock Index Fund...........  $16    $ 51    $ 88     $191
Enterprise Balanced................  $23    $ 70    $120     $257
Enterprise Capital Appreciation....  $23    $ 69    $119     $255
Enterprise Emerging Countries......  $32    $380    $575     $922
Enterprise Equity..................  $23    $ 70    $119     $256
Enterprise Equity Income...........  $23    $ 70    $119     $256
Enterprise Growth..................  $22    $ 69    $117     $252
Enterprise Growth and Income.......  $22    $ 69    $118     $253
Enterprise High-Yield Bond.........  $22    $ 66    $114     $245
Enterprise International Growth....  $25    $ 76    $130     $278
Enterprise Managed.................  $22    $ 69    $117     $252
Enterprise Mid-Cap Growth..........  $25    $154    $257     $511
Enterprise Multi-Cap Growth........  $25    $ 76    $131     $279
Enterprise Small Company Growth....  $25    $ 76    $131     $279
Enterprise Small Company Value.....  $23    $ 70    $120     $256
Enterprise Total Return............  $19    $ 60    $102     $221
Enterprise Worldwide Growth........  $28    $345    $531     $882
Fidelity VIP Growth................  $22    $ 67    $114     $246
Fidelity VIP Contrafund(R).........  $22    $ 67    $114     $246
Fidelity VIP Growth Opportunities..  $22    $ 67    $115     $247
Janus Aggressive Growth............  $21    $ 63    $109     $235
Janus Balanced.....................  $20    $ 63    $108     $234
Janus Capital Appreciation.........  $20    $ 63    $108     $234
Janus Worldwide Growth.............  $21    $ 64    $110     $237
Lord Abbett Growth and Income......  $24    $ 72    $124     $266
Lord Abbett Mid-Cap Value..........  $22    $ 73    $128     $276
MONY Government Securities.........  $20    $ 62    $106     $230
MONY Intermediate Term Bond........  $20    $ 62    $106     $230
MONY Long Term Bond................  $20    $ 62    $106     $230
MONY Money Market..................  $19    $ 58    $101     $218
PIMCO Global Bond..................  $23    $ 70    $120     $258
PIMCO Real Return..................  $20    $ 63    $108     $234
Van Kampen UIF U.S. Real Estate....  $25    $ 76    $131     $279

   The examples above should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. All Variable Account expenses as well as portfolio company (the Funds) expenses are reflected in the examples. Expense reimbursements are reflected only in the years where there is a contractual obligation in effect. Not reflected in the examples which assume surrender at the end of each time period are income taxes and penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

                        CONDENSED FINANCIAL INFORMATION

                          MONY LIFE INSURANCE COMPANY
                            MONY VARIABLE ACCOUNT A
                           ACCUMULATION UNIT VALUES

                                                     Unit Value
                                        ------------------------------------
                                        Dec. 31, Dec. 31, Dec. 31,
    Subaccount                            2001     2000     1999   Inception
    ----------                          -------- -------- -------- ---------
    Alger American MidCap Growth....... $    N/A  $  N/A   $  N/A   $  N/A
    Dreyfus Socially Responsible Growth   6.9453    9.10    11.59    10.00
    Dreyfus Stock Index Fund...........   7.5166    8.68    10.66    10.00
    Enterprise Balanced................   9.3887    9.90    10.49    10.00
    Enterprise Capital Appreciation....   7.3498    9.22    16.92    10.00
    Enterprise Emerging Countries......  10.8730     N/A      N/A      N/A
    Enterprise Equity..................   7.4321    9.28    11.39    10.00
    Enterprise Equity Income...........   9.4775   10.77    10.70    10.00
    Enterprise Growth..................   8.0222    9.30    12.94    10.00
    Enterprise Growth and Income.......   8.4528    9.73    12.13    10.00
    Enterprise High-Yield Bond.........  10.2473    9.81    10.25    10.00
    Enterprise International Growth....   6.6281    9.31    14.82    10.00
    Enterprise Managed.................   9.1271   10.42    10.75    10.00
    Enterprise Mid-Cap Growth..........   7.5571     N/A      N/A      N/A
    Enterprise Multi-Cap Growth........   5.0861    6.21    29.10    10.00
    Enterprise Small Company Growth....   8.5010    8.96    16.69    10.00
    Enterprise Small Company Value.....  10.3585    9.98    12.94    10.00
    Enterprise Total Return............      N/A     N/A      N/A      N/A
    Enterprise Worldwide Growth........   8.8356     N/A      N/A      N/A
    Fidelity VIP Growth................   7.4791    9.22    11.42    10.00
    Fidelity VIP Contrafund(R).........   7.6306    8.83    10.99    10.00
    Fidelity VIP Growth Opportunities..   6.7925    8.05     9.82    10.00
    Janus Aggressive Growth............   4.3697    7.33    16.22    10.00
    Janus Balanced.....................   9.4127   10.01    11.00    10.00
    Janus Capital Appreciation.........   6.4201    8.32    12.89    10.00
    Janus Worldwide Growth.............   5.7435    7.51    13.91    10.00
    Lord Abbett Growth and Income......      N/A     N/A      N/A      N/A
    Lord Abbett Mid-Cap Value..........      N/A     N/A      N/A      N/A
    MONY Government Securities.........  11.2631   10.71     9.92    10.00
    MONY Intermediate Term Bond........  11.3821   10.63     9.90    10.00
    MONY Long Term Bond................  11.3927   10.86     9.07    10.00
    MONY Money Market..................  10.6089   10.36    10.40    10.00
    PIMCO Global Bond..................      N/A     N/A      N/A      N/A
    PIMCO Real Return..................      N/A     N/A      N/A      N/A
    Van Kampen UIF U.S. Real Estate....      N/A     N/A      N/A      N/A

                                                 Units Outstanding
                                           ------------------------------
                                           Dec. 31,  Dec. 31,   Dec. 31,
       Subaccount                            2001      2000       1999
       ----------                          --------- --------- ----------
       Alger American MidCap Growth.......       N/A       N/A        N/A
       Dreyfus Socially Responsible Growth   442,088   397,834    529,031
       Dreyfus Stock Index Fund........... 2,073,771 1,815,979  4,223,029
       Enterprise Balanced................   232,751   165,938    917,822
       Enterprise Capital Appreciation....   785,011   740,903  1,802,006
       Enterprise Emerging Countries......     1,323       N/A        N/A
       Enterprise Equity.................. 2,538,412 2,379,095  2,348,518
       Enterprise Equity Income...........   322,414   232,503  2,472,972
       Enterprise Growth.................. 2,358,816 2,143,387 16,952,783
       Enterprise Growth and Income....... 1,704,269 1,399,799  7,122,762
       Enterprise High-Yield Bond.........   342,270   195,361  1,520,029
       Enterprise International Growth....   389,596   370,601  1,074,763
       Enterprise Managed................. 2,273,494 1,901,068 11,932,847
       Enterprise Mid-Cap Growth..........    36,913       N/A        N/A
       Enterprise Multi-Cap Growth........ 1,696,840 1,645,677  1,605,055
       Enterprise Small Company Growth....   953,793   896,084  1,281,793
       Enterprise Small Company Value..... 1,046,826   657,017  3,513,450
       Enterprise Total Return............       N/A       N/A        N/A
       Enterprise Worldwide Growth........     6,035       N/A        N/A
       Fidelity VIP Growth................   980,438   885,987  1,948,202
       Fidelity VIP Contrafund(R).........   997,365   890,303  2,355,687
       Fidelity VIP Growth Opportunities..   451,496   405,851    913,852
       Janus Aggressive Growth............ 1,543,625 1,548,721  2,153,830
       Janus Balanced..................... 1,329,028 1,129,356  1,933,982
       Janus Capital Appreciation.........   803,440   724,626  2,955,486
       Janus Worldwide Growth............. 1,971,964 1,979,529  1,775,017
       Lord Abbett Growth and Income......       N/A       N/A        N/A
       Lord Abbett Mid-Cap Value..........       N/A       N/A        N/A
       MONY Government Securities.........   792,657   301,304  1,488,308
       MONY Intermediate Term Bond........   389,050   200,073    913,085
       MONY Long Term Bond................   582,117   317,823  1,406,502
       MONY Money Market.................. 2,314,499 1,249,641  7,761,160
       PIMCO Global Bond..................       N/A       N/A        N/A
       PIMCO Real Return..................       N/A       N/A        N/A
       Van Kampen UIF U.S. Real Estate....       N/A       N/A        N/A

                                  [FLOW CHART]

                    DETAILED INFORMATION ABOUT THE COMPANY
                          AND MONY VARIABLE ACCOUNT A

MONY Life Insurance Company

   MONY Life Insurance Company issues the Contract. In this prospectus, MONY Life Insurance Company is called (the "Company"). The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.

   The principal office of the Company is located at 1740 Broadway, New York, New York. The Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the obligations of the Company under the Contracts or on MONY Variable Account A.

   On September 26, 2001, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

MONY Variable Account A

   MONY Variable Account A is a separate investment account of the Company. Presently, only purchase payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY Variable Account A. The assets in MONY Variable Account A are kept separate from the general account assets and other separate accounts of the Company.

   The Company owns the assets in MONY Variable Account A. The Company is required to keep assets in MONY Variable Account A that equal the total market value of the contract liabilities funded by MONY Variable Account A. Realized or unrealized income gains or losses of MONY Variable Account A are credited or charged against MONY Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY Variable Account A. MONY Variable Account A assets are not chargeable with liabilities of the Company's other businesses. All obligations under the contract are general corporate obligations of the Company. The Company may accumulate in MONY Variable Account A proceeds from various contract charges applicable to those assets. From time to time, assets exceeding the reserves and other liabilities of the Variable Account may be transferred in cash to the Company's General Account. Such transfers must have prior approval of the New York Insurance Department.

   MONY Variable Account A was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account A is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company. This does not involve any supervision by the SEC or the management or investment policies or practices of MONY Variable Account A. For state law purposes, MONY Variable Account A is treated as a part or division of the Company.

   MONY Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts of MONY Variable Account A. Future subaccounts may invest in other portfolios of the Funds or in other securities. MONY Series Fund, Inc. has a total of seven portfolios. Only four of the seven portfolios are available to you.

   The following table lists the subaccounts of MONY Variable Account A that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:

       Subaccount and Designated Portfolio         Investment Objective
----------------------------------------------------------------------------------------------------------------

Alger American MidCap Growth Subaccount                  Seeks long-term capital appreciation. The portfolio
                                                         focuses on midsize companies with promising
This subaccount purchases shares of The Alger            growth potential. Under normal circumstances, the
American Fund Alger American MidCap Growth               portfolio invests primarily in the equity securities of
Portfolio.                                               companies having a market capitalization within the
                                                         range of companies in the S&P MidCap 400(TM)
                                                         index.
----------------------------------------------------------------------------------------------------------------

The Dreyfus Socially Responsible Growth                  Seeks to provide capital growth, with current
Subaccount                                               income as a secondary goal. The fund normally
                                                         invests at least 80% of its assets in common stock
This subaccount purchases shares of The Dreyfus          of companies that, in the opinion of its
Socially Responsible Growth Fund, Inc.                   management, meet traditional investment standards
                                                         and conduct their business in a manner that
                                                         contributes to the enhancement of the quality of life
                                                         in America.
----------------------------------------------------------------------------------------------------------------

Dreyfus Stock Index Subaccount                           Seeks to match the total return of the Standard &
                                                         Poor's 500 Composite Stock Price Index. To pursue
This subaccount purchases shares of the Dreyfus          this goal, the fund generally invests in all 500
Stock Index Fund.                                        stocks in the S&P 500 in proportion to their
                                                         weighting in the index.
----------------------------------------------------------------------------------------------------------------

Enterprise Balanced Subaccount                           Objective: Seeks long-term total return. Strategy:
                                                         Generally, between 55% and 75% of its total assets
This subaccount purchases shares of the Enterprise       will be invested in equity securities, and between
Accumulation Trust Balanced Portfolio.                   45% and 25% in fixed income securities to provide
                                                         a stable flow of income. Allocation will vary based
                                                         on the manager's assessment of the return potential
                                                         of each asset class.
----------------------------------------------------------------------------------------------------------------

Enterprise Capital Appreciation Subaccount               Objective: Seeks maximum capital appreciation.
                                                         Strategy: Primarily invest in common stocks of U.S.
This subaccount purchases shares of the Enterprise       companies that demonstrate accelerating earnings
Accumulation Trust Capital Appreciation Portfolio.       momentum and consistently strong financial
                                                         characteristics.
----------------------------------------------------------------------------------------------------------------

Enterprise Emerging Countries Subaccount                 Objective: Seeks long-term capital appreciation.
                                                         Strategy: Invest at least 80% of its assets in equity
This subaccount purchases shares of the Enterprise       securities of foreign companies located in at least
Emerging Countries Portfolio.                            three countries with emerging securities markets (as
                                                         defined by the International Finance Corporation).
----------------------------------------------------------------------------------------------------------------

       Subaccount and Designated Portfolio                          Investment Objective
----------------------------------------------------------------------------------------------------------
Enterprise Equity Subaccount                       Objective: Seeks long-term capital appreciation.
                                                   Strategy: Invest primarily in U.S. common stock of
This subaccount purchases shares of the Enterprise companies that meet the portfolio manager's criteria
Accumulation Trust Equity Portfolio.               of high return on investment capital, strong
                                                   positions within their industries, sound financial
                                                   fundamentals and management committed to
                                                   shareholder interests.
----------------------------------------------------------------------------------------------------------
Enterprise Equity Income Subaccount                Objective: Seeks a combination of growth and
                                                   income. Strategy: Achieve an above average and
This subaccount purchases shares of the Enterprise consistent total return, primarily from investments
Accumulation Trust Equity Income Portfolio.        in dividend paying U.S. common stocks.
----------------------------------------------------------------------------------------------------------
Enterprise Growth Subaccount                       Objective: Seeks capital appreciation. Strategy:
                                                   Primarily invest in U.S. common stocks of large
This subaccount purchases shares of the Enterprise capitalization companies. Pursues goal by investing
Accumulation Trust Growth Portfolio.               in companies with long-term earnings potential, but
                                                   which are currently selling at a discount to their
                                                   estimated long-term value.
----------------------------------------------------------------------------------------------------------
Enterprise Growth and Income Subaccount            Objective: Seeks total return through capital
                                                   appreciation with income as a secondary
This subaccount purchases shares of the Enterprise consideration. Strategy: Invest in a broadly
Accumulation Trust Growth and Income Portfolio.    diversified group of U.S. common stocks of large
                                                   capitalization companies.
----------------------------------------------------------------------------------------------------------
Enterprise High Yield Bond Subaccount              Objective: Seeks maximum current income.
                                                   Strategy: Primarily invest in high yield, income
This subaccount purchases shares of the Enterprise producing U.S. corporate bonds rated B3 or better
Accumulation Trust High Yield Bond Portfolio.      by Moody's Investors Service, Inc., or B- or better
                                                   by Standard & Poor's Corporation. These lower
                                                   rated bonds are commonly referred to as "Junk
                                                   Bonds." Bonds of this type are considered to be
                                                   speculative with regard to the payment of interest
                                                   and return of principal. Investment in these types of
                                                   securities has special risks and therefore, may not
                                                   be suitable for all investors. Investors should
                                                   carefully assess the risks associated with allocating
                                                   premium payments to this subaccount.
----------------------------------------------------------------------------------------------------------
Enterprise International Growth Subaccount         Objective: Seeks capital appreciation. Strategy:
                                                   Invest primarily in a diversified portfolio of non-
This subaccount purchases shares of the Enterprise United States equity securities that the portfolio
Accumulation Trust International Growth Portfolio. manager believes are undervalued.
----------------------------------------------------------------------------------------------------------
Enterprise Managed Subaccount                      Objective: Seeks growth of capital over time. Strategy:
                                                   Invest in a portfolio consisting of common stocks,
This subaccount purchases shares of the Enterprise bonds and cash equivalents, the percentages of which
Accumulation Trust Managed Portfolio.              vary over time based on the investment manager's
                                                   assessment of economic and market trends and its
                                                   perception of the relative investment values available
                                                   from such types of securities at any given time.
----------------------------------------------------------------------------------------------------------

       Subaccount and Designated Portfolio         Investment Objective
--------------------------------------------------------------------------------------------------------------

Enterprise Mid-Cap Growth Subaccount                  Objective: Seeks long-term capital appreciation.
                                                      Strategy: Invest primarily in companies with market
This subaccount purchases shares of the Enterprise    capitalizations corresponding to the middle 90% of
Accumulation Trust Mid-Cap Growth Portfolio.          the Russell Mid-Cap Growth Index, as measured at
                                                      the time of purchase by the Portfolio. Normally at
                                                      least 75% of its total assets in common stocks will
                                                      be in U.S. mid-sized companies.
--------------------------------------------------------------------------------------------------------------

Enterprise Multi-Cap Growth Subaccount                Objective: Seeks long-term capital appreciation.
                                                      Strategy: Primarily invest in growth stocks.
This subaccount purchases shares of the Enterprise    Companies will tend to fall into one of two
Accumulation Trust Multi-Cap Growth Portfolio.        categories: companies that offer goods or services
                                                      to a rapidly expanding marketplace or companies
                                                      experiencing a major change that is expected to
                                                      produce advantageous results.
--------------------------------------------------------------------------------------------------------------

Enterprise Small Company Growth Subaccount            Objective: Seeks capital appreciation. Strategy:
                                                      Invest primarily in common stocks of small
This subaccount purchases shares of the Enterprise    capitalization companies believed by the portfolio
Accumulation Trust Small Company Growth               manager to have an outlook for strong earnings
Portfolio.                                            growth and potential for significant capital
                                                      appreciation.
--------------------------------------------------------------------------------------------------------------

Enterprise Small Company Value Subaccount             Objective: Seeks maximum capital appreciation.
                                                      Strategy: Invest primarily in common stocks of
This subaccount purchases shares of the Enterprise    small capitalization companies that the portfolio
Accumulation Trust Small Company Value                manager believes are undervalued -- that is the
Portfolio.                                            stock's market price does not fully reflect the
                                                      company's value.
--------------------------------------------------------------------------------------------------------------

Enterprise Total Return Subaccount
                                                      Objective: Seeks total return. Strategy: Primarily
This subaccount purchases shares of the Enterprise    invest in a diversified portfolio of fixed income
Accumulation Trust Total Return Portfolio.            instruments of varying maturities.
--------------------------------------------------------------------------------------------------------------

Enterprise Worldwide Growth Subaccount                Objective: Seeks long-term capital appreciation.
                                                      Strategy: Invest primarily in equity securities of
This subaccount purchases shares of the Enterprise    foreign and domestic companies, and normally it will
Worldwide Growth Portfolio.                           invest at least 65% of its total assets in securities of
                                                      companies that are located in at least three different
                                                      countries with emerging securities markets.
--------------------------------------------------------------------------------------------------------------

Fidelity Growth Subaccount                            Seeks to achieve capital appreciation by investing
                                                      its assets primarily in common stocks that it
This subaccount purchases shares of Fidelity          believes have above-average growth potential.
Variable Insurance Products Growth Portfolio.         Tends to be companies with higher than average
                                                      price/earnings ratios, and with new products,
                                                      technologies, distribution channels or other
                                                      opportunities, or with a strong industry or market
                                                      position. May invest in securities of foreign issuers
                                                      in addition to those of domestic issuers.
--------------------------------------------------------------------------------------------------------------

        Subaccount and Designated Portfolio                           Investment Objective
-----------------------------------------------------------------------------------------------------------

Fidelity Contrafund(R) Subaccount                    Seeks long-term capital appreciation by investing
                                                     mainly in equity securities of companies whose
This subaccount purchases shares of Fidelity         value is not fully recognized by the public.
Variable Insurance Products Contrafund(R) Portfolio. Typically, includes companies in turnaround situations, companies experiencing transitory
                                                     difficulties, and undervalued companies. May
                                                     invest in securities of foreign issuers in addition to
                                                     those of domestic issuers

Fidelity Growth Opportunities Subaccount         Seeks to provide capital growth by investing
                                                 primarily in common stocks. May also invest in
This subaccount purchases shares of Fidelity     other types of securities, including bonds, which
Variable Insurance Products Growth Opportunities may be lower-quality debt securities. May invest in
Portfolio.                                       securities of foreign issuers in addition to those of
                                                 domestic issuers.
------------------------------------------------------------------------------------------------------

Janus Aspen Series Aggressive Growth             Seeks long-term growth of capital by investing
Subaccount                                       primarily in common stocks selected for their
                                                 growth potential. Normally, it invests at least 50%
This subaccount purchases shares of Janus Aspen  of its equity assets in medium-sized companies with
Series Aggressive Growth Portfolio.              market capitalization's falling within the range of
                                                 companies in the S&P MidCap 400 Index.
------------------------------------------------------------------------------------------------------

Janus Aspen Series Balanced Subaccount           Seeks long-term capital growth, consistent with
                                                 preservation of capital and balanced by current
This subaccount purchases shares of Janus Aspen  income. Normally invests 40-60% of its assets in
Series Balanced Portfolio.                       securities selected primarily for their growth
                                                 potential, and 40-60% in securities selected
                                                 primarily for their income potential and at least
                                                 25% of its assets in fixed-income securities.
------------------------------------------------------------------------------------------------------

Janus Aspen Series Capital Appreciation          Seeks long-term growth of capital. It pursues its
Subaccount                                       objective by investing primarily in common stocks
                                                 selected for their growth potential. The portfolio
This subaccount purchases shares of Janus Aspen  may invest in companies of any size, from larger,
Series Capital Appreciation Portfolio.           well-established companies to smaller, emerging
                                                 growth companies.
------------------------------------------------------------------------------------------------------

Janus Aspen Series Worldwide Growth              Seeks long-term growth of capital in a manner
Subaccount                                       consistent with the preservation of capital. It
                                                 pursues this objective by investing primarily in
This subaccount purchases shares of Janus Aspen  common stocks of companies of any size
Series Worldwide Growth Portfolio.               throughout the world. Normally invests in issuers
                                                 from at least five different countries, including the
                                                 United States but may at times invest in fewer than
                                                 five countries or even in a single country.
------------------------------------------------------------------------------------------------------

       Subaccount and Designated Portfolio         Investment Objective
-------------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income Subaccount               Investment Objective and Strategy: seeks long-term
                                                       growth of capital and income without excessive
This subaccount purchases shares of the Lord           fluctuations in market value. It pursues its objective
Abbett Series Fund Growth and Income Portfolio.        by investing at least 80% of its net assets in equity
                                                       securities of large, seasoned, U.S. and multinational
                                                       companies.
-------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value Subaccount                   Investment Objective and Strategy: seeks capital
                                                       appreciation. It pursues its objective by investing at
This subaccount purchases shares of the Lord           least 80% of its net assets in equity securities of
Abbett Series Fund Mid-Cap Value Portfolio.            mid-sized companies, with market capitalizations of
                                                       roughly $500 million to $10 billion.
-------------------------------------------------------------------------------------------------------------

MONY Government Securities Subaccount                  Seeks to maximize income and capital appreciation
                                                       by investing in bonds, notes and other obligations
This subaccount purchases shares of the MONY           either issued or guaranteed by the U.S.
Series Fund, Inc. Government Securities Portfolio.     Government, its agencies or instrumentalities,
                                                       together having a weighted average maturity of
                                                       between 4 to 8 years.
-------------------------------------------------------------------------------------------------------------

MONY Intermediate Term Bond Subaccount                 Seeks to maximize income and capital appreciation
                                                       over the intermediate term by investing in highly
This subaccount purchases shares of the MONY           rated fixed income securities issued by a diverse
Series Fund, Inc. Intermediate Term Bond               mix of corporations, the U.S. Government and its
Portfolio.                                             agencies or instrumentalities, as well as mortgage-
                                                       backed and asset-backed securities together having
                                                       a dollar-weighted average maturity of between 4
                                                       and 8 years.
-------------------------------------------------------------------------------------------------------------

MONY Long Term Bond Subaccount                         Seeks to maximize income and capital appreciation
                                                       over the longer term by investing in highly-rated
This subaccount purchases shares of the MONY           fixed income securities issued by a diverse mix of
Series Fund, Inc. Long Term Bond Portfolio.            corporations, the U.S. Government and its agencies
                                                       or instrumentalities, as well as mortgage-backed
                                                       and asset-backed securities together having a dollar-
                                                       weighted average maturity of more than 8 years.
-------------------------------------------------------------------------------------------------------------

MONY Money Market Subaccount                           Seeks to maximize current income consistent with
                                                       preservation of capital and maintenance of liquidity
This subaccount purchases shares of the MONY           by investing primarily in high quality, short-term
Series Fund, Inc. Money Market Portfolio.              money market instruments.
-------------------------------------------------------------------------------------------------------------

         Subaccount and Designated Portfolio              Investment Objective
----------------------------------------------------------------------------------------------------------

PIMCO Global Bond Subaccount                          Seeks to maximize total return, consistent with
                                                      preservation of capital, by investing primarily in
This subaccount purchases shares of the PIMCO         Fixed Income Instruments of issuers located in at
Variable Insurance Trust Global Bond Portfolio.       least three countries (one of which may be the
                                                      United States).
----------------------------------------------------------------------------------------------------------

PIMCO Real Return Subaccount                          Seeks to maximize real return, consistent with
                                                      preservation of real capital, by investing primarily
This subaccount purchases shares of the PIMCO         in inflation-indexed bonds of varying maturities
Variable Insurance Trust Real Return Portfolio.       issued by the U.S. and non-U.S. governments, their
                                                      agencies or government-sponsored enterprises and
                                                      corporations.
----------------------------------------------------------------------------------------------------------

Van Kampen UIF U.S. Real Estate Subaccount            Seeks to provide above average current income and
                                                      long-term capital appreciation by investing
This subaccount purchases shares of The Universal     primarily in equity securities of companies in the
Institutional Funds, Inc. U.S. Real Estate Portfolio. U.S. real estate industry, including real estate investment trusts ("REITs").
----------------------------------------------------------------------------------------------------------

   The investment objectives of each portfolio (except for the Janus portfolios) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected. For each of the Funds a majority means the lesser of:

      (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented, or

      (2) More than 50% of the outstanding portfolio shares.

   The investment objectives of the Janus portfolios are non-fundamental and may be changed by the Fund's Trustees without a shareholder vote.

                                   THE FUNDS

   Each available subaccount of MONY Variable Account A will invest only in the shares of the designated portfolio of the Funds. The Funds (except for the Janus Aspen Series Aggressive Growth and Capital Appreciation Portfolios) are diversified, open-end management investment companies. The Janus Aspen Series Aggressive Growth and Capital Appreciation Portfolios are non-diversified, open-end management investment companies. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified Fund than a diversified Fund. The Funds are registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise the investments or investment policy of the Fund.

The Alger American Fund

   Fred Alger Management, Inc., is the portfolio's investment adviser. The investment adviser is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The investment adviser fee for the portfolio is shown in the table below.

              Portfolio                Investment Adviser Fee
---------------------------------------------------------------------------------------

Alger American MidCap Growth Portfolio  Annual rate of 0.80% of the portfolio's average daily net assets.

Dreyfus Stock Index Fund
The Dreyfus Socially Responsible Growth Fund, Inc.

   The Dreyfus Corporation is the investment adviser of the Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. As described below, The Dreyfus Corporation contracts with sub-investment advisers to assist in managing the portfolios as noted below. Fees are deducted on a monthly basis. The daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the table below.

Portfolio and Sub-Investment Adviser  Investment Adviser Fee          Sub-Investment Adviser Fee
----------------------------------------------------------------------------------------------------------

 Dreyfus Stock Index Fund            Annual rate of 0.245% of the              Annual rate of 0.01% of
                                     fund's average daily net assets.          the value of the fund's
 Mellon Equity Associates is the                                               average daily net assets.
 sub-investment adviser.
----------------------------------------------------------------------------------------------------------

 The Dreyfus Socially                Annual rate of 0.75% of the               Annual rate of 0.10% of
 Responsible Growth Fund, Inc.       fund's average daily net assets.          the first $32 million,
                                                                               0.15% in excess of $32
 NCM Capital Management                                                        million up to $150 million,
 Group, Inc. is the sub-investment                                             0.20% in excess of $150
 adviser.                                                                      million up to $300 million,
                                                                               0.25% in excess of $300
                                                                               million of the value of the
                                                                               fund's average daily net
                                                                               assets.

Enterprise Accumulation Trust

   Enterprise Accumulation Trust has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of MONY Life Insurance Company, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information about the sub-advisers for each Prospectus portfolio, see the Enterprise Accumulation Trust prospectus which accompanies this Prospectus. Enterprise Accumulation Trust pays an investment advisory fee to Enterprise Capital which in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The sub-investment adviser and daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the table below:

Portfolio and Sub-Investment Adviser   Investment Adviser Fee      Sub-Investment Adviser Fee
------------------------------------------------------------------------------------------------

   Balanced Portfolio                Annual rate of 0.75% of the Annual rate of 0.30% up to $100
                                     average daily net assets.   million, 0.25% of $100 million
   Montag & Caldwell, Inc. is the                                to $200 million and 0.20% in
   sub-investment adviser.                                       excess of $200 million of the
                                                                 portfolio's average daily net
                                                                 assets.
------------------------------------------------------------------------------------------------

Portfolio and Sub-Investment Adviser      Investment Adviser Fee           Sub-Investment Adviser Fee
---------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio      Annual rate of 0.75% of the       Annual rate of 0.50% on the first
                                     portfolio's average daily net     $100 million, 0.45% for the next
 Marsico Capital Management,         assets.                           $100 million, 0.35% of $200
 LLC is the sub-investment                                             million to $300 million, and
 adviser.                                                              0.30% in excess of $300 million
                                                                       of the portfolio's average daily
                                                                       net assets.
---------------------------------------------------------------------------------------------------------
 Emerging Countries Portfolio        Annual rate of 1.25% of the       Annual rate of 0.6875% on the
                                     portfolio's average daily net     first $50 million; and 0.6250% in
 Nicholas-Applegate Capital          assets.                           excess of $50 million of the
 Management is the                                                     portfolio's average daily net
 sub-investment adviser.                                               assets.
---------------------------------------------------------------------------------------------------------
 Equity Portfolio                    Annual rate of 0.80% of the first Annual rate of 0.40% up to$1
                                     $400 million, 0.75% of the next   billion, and 0.30% in excess of
 TCW Investment Management           $400 million and 0.70% in         $1 billion of the portfolio's
 Company is the sub-investment       excess of $800 million of the     average daily net assets.
 adviser.                            portfolio's average daily net
                                     assets.
---------------------------------------------------------------------------------------------------------
 Equity Income Portfolio             Annual rate of 0.75% of the       Annual rate of 0.30% of the first
                                     portfolio's average daily net     $100 million, 0.25% of the next
 1740 Advisers, Inc. (affiliate of   assets.                           $100 million, and 0.20% in
 MONY Life Insurance Company                                           excess of $200 million of the
 of America) is the sub-                                               portfolio's average daily net
 investment adviser.                                                   assets.
---------------------------------------------------------------------------------------------------------
 Growth Portfolio                    Annual rate of 0.75% of the       Annual rate of 0.30% of the first
                                     portfolio's average daily net     $1 billion and 0.20% in excess of
 Montag & Caldwell, Inc. is the      assets.                           $1 billion of the portfolio's
 sub-investment adviser.                                               average daily net assets.
---------------------------------------------------------------------------------------------------------
 Growth and Income Portfolio         Annual rate of 0.75% of the       Annual rate of 0.30% of the first
                                     portfolio's average daily net     $100 million, 0.25% of the next
 Retirement System Investors,        assets.                           $100 million, and 0.20% in excess
 Inc. is the sub-investment                                            of $200 million of the portfolio's
 adviser.                                                              average daily net assets.
---------------------------------------------------------------------------------------------------------
 High Yield Bond Portfolio           Annual rate of 0.60% of the       Annual rate of 0.30% of the first
                                     portfolio's average daily net     $100 million and 0.25% in
 Caywood-Scholl Capital              assets.                           excess of $100 million of the
 Management is the sub-                                                portfolio's average daily net
 investment adviser.                                                   assets.
---------------------------------------------------------------------------------------------------------
 International Growth Portfolio      Annual rate of 0.85% of the       Annual rate of 0.40% of the first
                                     portfolio's average daily net     $100 million, 0.35% of $100
 Vontobel Asset Management,          assets.                           million to $200 million, 0.30%
 Inc. is the sub-investment                                            of $200 million to $500 million
 adviser.                                                              and 0.25% in excess of $500
                                                                       million of the portfolio's average
                                                                       daily net assets.
---------------------------------------------------------------------------------------------------------

Portfolio and Sub-Investment Adviser      Investment Adviser Fee           Sub-Investment Adviser Fee
---------------------------------------------------------------------------------------------------------

   Managed Portfolio                 Annual rate of 0.80% of the first Wellington Management
                                     $400 million, 0.75% of the next   Company's fee for the assets of
   Wellington Management             $400 million and 0.70% in         the portfolio it manages is an
   Company, LLP and Sanford C.       excess of $800 million of the     annual rate of 0.40% up to $500
   Bernstein & Co., LLC are co-      portfolio's average daily net     million, 0.35% of the next $500
   sub-investment advisers.          assets.                           million, 0.30% of the next $1
                                                                       billion, and 0.25% in excess of
                                                                       $2 billion of the portfolio's
                                                                       average daily net assets. Sanford
                                                                       C. Bernstein & Co., LLC's fee
                                                                       for the assets of the portfolio it
                                                                       manages is an annual rate of
                                                                       0.40% up to $10 million, 0.30%
                                                                       from $10 million to $50 million,
                                                                       0.20% from $50 million to $100
                                                                       million, and 0.10% in excess of
                                                                       $100 million of the portfolio's
                                                                       average daily net assets.
---------------------------------------------------------------------------------------------------------

   Mid-Cap Growth Portfolio          Annual rate of 0.75% of the       Annual rate of 0.4375% of the
                                     portfolio's average daily net     first $50 million; 0.375% of the
   Nicholas-Applegate Capital        assets.                           next $450 million; 0.3375% of
   Management is the                                                   the next $500 million; and
   sub-investment adviser.                                             0.325% in excess of $1 billion of
                                                                       the portfolio's average daily net
                                                                       assets.
---------------------------------------------------------------------------------------------------------

   Multi-Cap Growth Portfolio        Annual rate of 1.00% of the       Annual rate of 0.40% of the
                                     average daily net assets.         average daily net assets.
   Fred Alger Management Inc. is
   the sub-investment adviser.
---------------------------------------------------------------------------------------------------------

   Small Company Growth              Annual rate of 1.00% of the       Annual rate of 0.65% of the first
   Portfolio                         portfolio's average daily net     $50 million, 0.55% of the next
                                     assets.                           $50 million and 0.45% in excess
   William D. Witter, Inc. is the                                      of $100 million of the portfolio's
   sub-investment adviser.                                             average daily net assets.
---------------------------------------------------------------------------------------------------------

   Small Company Value               Annual rate of 0.80% of the first Annual rate of 0.40% of the first
   Portfolio                         $400 million, 0.75% of the next   $1 billion and 0.30% in excess of
                                     $400 million and 0.70% in         $1 billion of the portfolio's
   Gabelli Asset Management          excess of $800 million of the     average daily net assets.
   Company is the sub-investment     portfolio's average daily net
   adviser.                          assets.
---------------------------------------------------------------------------------------------------------

   Total Return Portfolio            Annual rate of 0.55% of the       Annual rate of 0.25% of the
                                     portfolio's average daily net     portfolio's average daily net
   Pacific Investment                assets.                           assets.
   Management Company, LLP is
   the sub-investment adviser.
---------------------------------------------------------------------------------------------------------

Portfolio and Sub-Investment Adviser    Investment Adviser Fee       Sub-Investment Adviser Fee
--------------------------------------------------------------------------------------------------

     Worldwide Growth Portfolio      Annual rate of 1.00% of the   Annual rate of 0.5375% of the
                                     portfolio's average daily net first $50 million; 0.50% of the
     Nicholas-Applegate Capital      assets.                       next $450 million; 0.45% of the
     Management is the                                             next $500 million; and 0.425%
     sub-investment adviser.                                       in excess of $1 billion of the
                                                                   portfolio's average daily net
                                                                   assets.
--------------------------------------------------------------------------------------------------

Fidelity Variable Insurance Products -- Growth Portfolio
Fidelity Variable Insurance Products -- Contrafund(R) Portfolio
Fidelity Variable Insurance Products -- Growth Opportunities Portfolio

   Fidelity Management & Research ("FMR") is each fund's investment manager. As the manager, FMR is responsible for choosing investments for the funds and handling the funds' business affairs. Affiliates assist FMR with foreign investments. The daily investment adviser fee for each portfolio is shown in the table below.

     Portfolio and Sub-Investment Advisers       Investment Adviser Fee
--------------------------------------------------------------------------------------------------------

Fidelity Variable Insurance Products --              The fee is calculated by adding a group fee rate to
Growth Portfolio                                     an individual fee rate, dividing by twelve, and
                                                     multiplying the result by the Fund's average net
                                                     assets throughout the month. The group fee rate is
                                                     based on the average net assets of all the mutual
                                                     funds advised by FMR. This group rate cannot rise
                                                     above 0.52% for this Fund, and it drops as total
                                                     assets under management increase. The individual
                                                     fee rate for this Fund is 0.30% of the Fund's
                                                     average net assets.
--------------------------------------------------------------------------------------------------------

Fidelity Variable Insurance Products --              The fee is calculated by adding a group fee rate to
Contrafund(R) Portfolio                              an individual fee rate, dividing by twelve, and
                                                     multiplying the result by the Fund's average net
Fidelity Management & Research (U.K.) Inc. and       assets throughout the month. The group fee rate is
Fidelity Management & Research Far East Inc. are     based on the average net assets of all the mutual
the sub-investment advisers.                         funds advised by FMR. This group rate cannot rise
                                                     above 0.52% for this Fund, and it drops as total
                                                     assets under management increase. The individual
                                                     fee rate for this Fund is 0.30% of the Fund's
                                                     average net assets.
--------------------------------------------------------------------------------------------------------

Fidelity Variable Insurance Products -- Growth       The fee is calculated by adding a group fee rate to
Opportunities Portfolio                              an individual fee rate, dividing by twelve, and
                                                     multiplying the result by the Fund's average net
Fidelity Management & Research (U.K.) Inc. and       assets throughout the month. The group fee rate is
Fidelity Management & Research Far East Inc. are     based on the average net assets of all the mutual
the sub-investment advisers.                         funds advised by FMR. This group rate cannot rise
                                                     above 0.52% for this Fund, and it drops as total
                                                     assets under management increase. The individual
                                                     fee rate for this Fund is 0.30% of the Fund's
                                                     average net assets.

Janus Aspen Series

   Janus Aspen Series has several portfolios. The shares of the portfolios listed in the table below can be purchased by the subaccounts available to you. Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the portfolios. The daily investment adviser fee for each portfolio is shown in the table below.

                  Portfolio                    Investment Adviser Fee
-----------------------------------------------------------------------------------------------

Janus Aspen Series Aggressive Growth Portfolio  Annual rate of 0.65% of the portfolio's average daily net assets.
-----------------------------------------------------------------------------------------------

Janus Aspen Series Balanced Portfolio           Annual rate of 0.65% of the portfolio's average
                                                daily net assets.
-----------------------------------------------------------------------------------------------

Janus Aspen Series Capital Appreciation         Annual rate of 0.65% of the portfolio's average
Portfolio                                       daily net assets.
-----------------------------------------------------------------------------------------------

Janus Aspen Series Worldwide Growth Portfolio   Annual rate of 0.65% of the portfolio's average
                                                daily net assets.

Lord Abbett Series Fund

   Lord Abbett Series Fund has several portfolios. The shares of the portfolios listed in the table below can be purchased by the subaccounts available to you. Lord, Abbett & Co. is the investment adviser to each of the portfolios and manages the investments of each of the portfolios. The investment adviser fee is shown in the table below.

           Portfolio          Investment Adviser Fee
  ----------------------------------------------------------------------------

  Growth and Income Portfolio  Annual rate of 0.50% of the portfolio's average daily net assets.
  ----------------------------------------------------------------------------

  Mid-Cap Value Portfolio      Annual rate of 0.75% of the portfolio's average
                               daily net assets.

MONY Series Fund, Inc.

   MONY Series Fund, Inc. has a number of portfolios, the shares of some of which can be purchased by a subaccount available to you. Each of the portfolios has different investment objectives and policies. MONY Life Insurance Company of America, a wholly-owned subsidiary of the Company ("MONY America") is a registered investment adviser under the Investment Advisers Act of 1940. MONY America serves as investment adviser to MONY Series Fund, Inc. MONY America, as investment adviser, currently pays the compensation of the Fund's directors, officers, and employees who are affiliated in some way with the Company. MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as an investment adviser, MONY America has entered into a Services Agreement with the Company to provide personnel, equipment, facilities and other services. As the investment adviser to MONY Series Fund, Inc., MONY America receives a daily investment adviser fee for each portfolio (see chart below). Fees are deducted daily and paid to MONY America monthly.

   The following table describes the portfolios available and the investment adviser fees:

           Portfolio             Investment Adviser Fee
-----------------------------------------------------------------------------------------

Government Securities Portfolio       Annual rate of 0.50% of the first $400 million,
                                      0.35% of the next $400 million, and 0.30% in
                                      excess of $800 million of the portfolio's
                                      aggregate average daily net assets.
-----------------------------------------------------------------------------------------

Intermediate Term Bond Portfolio      Annual rate of 0.50% of the first $400 million,
                                      0.35% of the next $400 million, and 0.30% in
                                      excess of $800 million of the portfolio's
                                      aggregate average daily net assets.
-----------------------------------------------------------------------------------------

Long Term Bond Portfolio              Annual rate of 0.50% of the first $400 million,
                                      0.35% of the next $400 million, and 0.30% in
                                      excess of $800 million of the portfolio's
                                      aggregate average daily net assets.
-----------------------------------------------------------------------------------------

Money Market Portfolio                Annual rate of 0.40% of the first $400 million,
                                      0.35% of the next $400 million, and 0.30% of
                                      assets in excess of $800 million of the portfolio's
                                      aggregate average daily net assets.

PIMCO Variable Insurance Trust

   PIMCO Variable Insurance Trust has a number of portfolios. The shares of some of the portfolios can be purchased by the subaccounts available to you. Pacific Investment Management Company LLC is the investment adviser for the portfolios and is responsible for managing the investment activities of the portfolios and the portfolios' business affairs and other administrative matters. The investment adviser fee for each portfolio is shown in the table below.

           Portfolio       Investment Adviser Fee
     ----------------------------------------------------------------------

     Global Bond Portfolio  Annual rate of 0.25% of the portfolio's average daily net assets.
     ----------------------------------------------------------------------

     Real Return Portfolio  Annual rate of 0.25% of the portfolio's average daily net assets.

The Universal Institutional Funds, Inc.

   Morgan Stanley Investment Management Inc., which does business in certain instances using the name "Van Kampen," is the investment adviser to the portfolio and manages the investments of the portfolio. The investment adviser fee is shown in the table below.

        Portfolio          Investment Adviser Fee
-------------------------------------------------------------------------------------

U.S. Real Estate Portfolio         Annual rate of 0.80% of the first $500 million;
                                   0.75% from $500 million to $1 billion; and 0.70%
                                   in excess of $1 billion of the portfolio's average
                                   daily net assets.

   Each Owner should periodically review their allocation of purchase payments and Fund Values among the subaccounts and the guaranteed interest account in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the accompanying prospectus for each of the Funds. The prospectus for each of the Funds should be read together with this prospectus.

Purchase of Portfolio Shares by MONY Variable Account A

   MONY Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

  .  Collect charges under the Contracts.

  .  Pay Cash Value on full surrenders of the Contracts.

  .  Fund partial surrenders.

  .  Provide benefits under the Contracts.

  . Transfer assets from one subaccount to another or between one or more subaccounts of MONY Variable Account A and the Guaranteed Interest Account as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

  .  Reinvested immediately at net asset value in shares of that portfolio.

  .  Kept as assets of the corresponding subaccount.

  Cash Value -- The Contract's Fund Value, less (1) any applicable Surrender Charge, and (2) any outstanding loan.

   The Boards of Directors or Trustees of the Funds monitor the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing conflicts to the Directors and Trustees of each of the Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

Guaranteed Interest Account

   The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY Variable Account A.

   Crediting of Interest. The entire initial purchase payment always earns interest at a rate not less than 3.5% per year until the end of the Right to Return Contract period. When the Right to Return Contract period ends, the entire initial purchase payment plus interest earned is transferred to the selected subaccounts and Guaranteed Interest Account.

   Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company for one year accumulation periods. If you allocate purchase payments to the Guaranteed Interest Account, your allocation will automatically begin a new accumulation period as of the date you allocate the payment. The accumulation period will end on your monthly contract anniversary date. If you transfer funds from the Guaranteed Interest Account, you will choose the accumulation period from which such transfer will be made. Before the beginning of each calendar month, the Company will declare an interest rate for the current accumulation period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY Variable Account A completed within the period during which it is effective. Within 45 days, but not less than 15 days before the accumulation period expires, we will notify you of the new rate we are then declaring. When the period expires, you may elect to transfer the entire amount allocated to the expiring accumulation period to the separate account. If you make no election, the entire amount allocated to the expiring accumulation period will automatically be held for a one year period. If that period will extend beyond the maturity date, the money will be transferred into the Money Market subaccount. The Company guarantees that the rate credited will not be less than 3.5% (0.0094%, compounded daily). If you allocate purchase payments to (or transfer funds to or from) the Guaranteed Interest Account the amount of such allocation must maintain a Fund Value in such Account of at least $2,500.

  Accumulation Period -- Currently one year. The Period starts on the Business Day that falls on, or next follows the date the purchase payment is transferred into the Guaranteed Interest Account and ends on the monthly contract anniversary immediately prior to the last day of that Period.

   Surrenders. When you as Contract Owner request Contract Fund Values from the Guaranteed Interest Account be transferred to MONY Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you must tell the Company the source by interest rate accumulation period of amounts you request be transferred, surrendered, loaned, or used to pay charges.

                     DETAILED INFORMATION ABOUT THE POLICY

   The Fund Value in MONY Variable Account A and in the Guaranteed Interest Account provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY Variable Account A.

Payment and Allocation of Purchase Payments

  Issuance of the Contract

   Individuals who want to buy a Contract must:

      (1) Complete an application.

      (2) Personally deliver the application to:

          (a) A licensed agent of the Company who is also a registered representative of the principal underwriter for the Contracts, MONY Securities Corporation ("MSC"), or

          (b) A registered representative of a broker dealer which had been authorized by MSC to sell the Contract.

      (3) Pay the minimum initial purchase payment.

   The minimum purchase payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum purchase payment for each situation.

                    Use of Contract or
             Method of Making Purchase Payment                           Minimum Purchase Payment
------------------------------------------------------------------------------------------------------------

  Individual retirement accounts and annuities under Section   $2,000
  408 of the Code (other than Simplified Employee Pensions)
------------------------------------------------------------------------------------------------------------

  Non-Qualified Plans                                          $2,000
------------------------------------------------------------------------------------------------------------

  H.R. 10 plans (self-employed individuals' retirement plans   $600
  under 401 or 403(c) of the Code), certain corporate or
  association retirement plans, Simplified Employee Pensions under Section 408 and 408A of the Code
------------------------------------------------------------------------------------------------------------

  Annuity purchase plans sponsored by certain tax-exempt       $600
  organizations, governmental entities and deferred
  compensation plans under Section 457 of the Code
------------------------------------------------------------------------------------------------------------

  Payroll deduction and automatic checking account             Annualized rate of $600 (i.e., $600 per year,
  withdrawal plans                                             $300 semiannually, $150 quarterly or $50
                                                               per month)
------------------------------------------------------------------------------------------------------------

  Government Allotment Plans                                   $50 per month

  Government Allotment Plans -- Payroll deduction plans used for financial products by government employees.

Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50.

   The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that
Payment:

      (1) Cumulative Purchase Payments made under any one or more Contracts held by the Contract Owner, less

      (2) The amount of any prior partial surrenders and their Surrender Charges, exceed

      (3) $1,500,000.

   The Company reserves the right to reject an application for any reason permitted by law.

  Effective Date -- The date the contract begins as shown in the Contract.

   Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.5% per year if:

      (1) The Contract is issued by the Company, and

      (2) The Contract is accepted by the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner. Net Purchase Payments will be held in the Company's General Account if:

      (1) The application is approved,

      (2) The Contract is issued, and

      (3) The Owner accepts the Contract.

These amounts will be held in that Account pending end of the Right to Return Contract Period. (See page 3.) Interest will be credited on amounts held in the General Account beginning on the date the amounts are received. Amounts are received on the day of actual receipt at the Company's Operation Center. The prospective buyer will be told the reasons for the delay, the initial Purchase Payment will be returned in full and the application declined if:

      (1) The application is not complete when received, and

      (2) The application is not completed within 5 days.

The application will not be declined if the prospective buyer consents to the Company's keeping the Purchase Payment until the application is completed.

  Right to Return Contract Provision

   The Owner may return the Contract within 10 days of the delivery date. The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to all purchase payments received by the Company.

  Allocation of Payments and Fund Value

   Allocation of Payments. On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of MONY Variable Account A or to the Guaranteed Interest Account. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the Right to Return Contract Period. The Net Purchase Payments will earn interest at a rate not less than 3.5% per year beginning on the later of:

      (1) The Effective Date of the Contract, and

      (2) The date the Payment is received at the Company's Operations Center.

   Net Purchase Payments will continue to earn 3.5% annual interest until the Right to Return Contract Period expires. (See "Right to Return Contract Provision" above.) After the Right to Return Contract Period has expired, the Contract's Fund Value will automatically be transferred to MONY Variable Account A subaccount(s) or to the Guaranteed Interest Account according to the Owner's percentage allocation.

   After the Right to Return Contract Period, under a non-automatic payment plan, if the Owner does not:

      (1) Specify the amount to be allocated among subaccounts, or

      (2) Specify the percentage to be allocated among subaccounts, or

      (3) The amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The amount specified must not be less than $10.00 and the percentage specified must not be less than 5% of the Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

   The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone subject to the rules of the Company and its right to terminate telephone allocation. The Company reserves the right to deny any telephone allocation request. If all telephone lines are busy (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone allocation changes by telephone. In such cases, an Owner would submit a written request. Any such change, whether made in writing or by telephone, will be effective when received by the Company, in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. The Company has adopted rules relating to changes of allocations by telephone which, among other things, outlines procedures designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed:

      (1) The Company shall not be liable for any loss as a result of following fraudulent telephone instructions, and

      (2) The Owner will therefore bear the entire risk of loss due to fraudulent telephone instructions.

A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Operations Center before telephone allocation instructions will be accepted.

   Net Purchase Payments may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages. No allocation may be for less than 5% of a Net Purchase Payment and must total 100%.

   When allocated Purchase Payments are received they are credited to subaccounts of MONY Variable Account A in the form of Units. The number of Units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

  Calculating Unit Values for Each Subaccount

   The unit value of each subaccount on its first Business Day was set at $10.00. The Company computes the unit value of a subaccount on any later Business Day as follows:

      (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Business Day. This calculation is done before giving effect to any policy transactions for that day, such as purchase payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

      (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

      (3) Subtract a charge for the mortality and expense risk assumed by the Company under the contract. If the previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

   The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The Unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

  Calculation of Guaranteed Interest Account Fund Value

   Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited on:

      (1) The date received at the Operations Center, or

      (2) If the day Payments are received is not a Business Day, then on the next Business Day.

   Interest will be credited daily.

  Calculation of Fund Value

   The Contract's Fund Value will reflect:

  . The investment performance of the selected subaccount(s) of MONY Variable Account A.

  .  Amounts credited (including interest) to the Guaranteed Interest Account.

  .  Any Net Purchase Payments.

  .  Any Partial Surrenders.

  .  All Contract charges (including surrender charges) imposed.

There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

   The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract".)

   After allocation of the amounts in the General Account to MONY Variable Account A or the Guaranteed Interest Account, on each Business Day, the Contract's Fund Value will be computed as follows:

      (1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on the Business Day. This is done by multiplying the subaccount's Unit value on that date by the number of subaccount Units allocated to the Contract;

      (2) Add any amount credited to the Guaranteed Interest Account. This amount is the aggregate of all Net Purchase payments and:

         .  The addition of any interest credited.

         .  Addition or subtraction of any amounts transferred.

         .  Subtraction of any partial surrenders and their surrender charges.

         .  Subtraction of any Contract charges.

      (3) Add the value attributable to any loan account;

      (4) Add any Net Purchase Payment received on that Business Day;

      (5) Subtract any partial surrender amount and its Surrender Charge made on that Business Day;

      (6) Subtract any Annual Contract Charge deductible on that Business Day.

   In computing the Contract's Fund Value, the number of subaccount Units allocated to the Contracts is determined after any transfers among subaccounts or between one or more of the subaccounts and the Guaranteed Interest Account. Any transfer charges are also deducted. However, the computation of the Contract's Fund Value is done before any other Contract transactions on the Business Day, such as:

  .  Receipt of Net Purchase Payments.

  .  Partial Surrenders.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.

   Transfers. You may transfer the value of the Contract among the subaccounts after the Right to Return Contract Period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone if you have proper authorization. See "Allocation of Payments and Fund Value". Currently, there are no limitations on the number of transfers between subaccounts.

   A transfer charge is not currently imposed on transfers. (See "Charges Against Fund Value -- Transfer Charge".) However, the Company reserves the right to impose a charge which will not exceed $25 per transfer in excess of
12. If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the Right to Return Contract Period will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

  Contract Year -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.

   Transfers Involving the Guaranteed Interest Account. Transfers may be made from the Guaranteed Interest Account at any time. We will not accept a transfer request if it will reduce the Fund Value in the Guaranteed Interest Account to less than $2,500.

Termination of the Contract

   The Contract will remain in effect until the earlier of:

      (1) The date the Contract is surrendered in full,

      (2) The date annuity payments start,

      (3) The Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account remains in the Contract, and

      (4) The date the Death Benefit is payable under the Contract.

  Contract Anniversary -- An anniversary of the Effective Date of the Contract.

  Effective Date -- The date shown as the Effective Date of the Contract.

                                  SURRENDERS

   The Owner may elect to make a surrender of all or part of the Contract's value provided it is:

  .  On or before the annuity payments start, and

  .  During the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operation Center.

   The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less

      (1) any applicable Surrender Charge, and

      (2) any Outstanding Debt.

The Surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Fund Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any Surrender Charge will be in addition to the amount requested by the Owner.

   A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account accumulation periods. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any Surrender Charge. For a partial surrender, the Company will cancel Units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account accumulation period (under the allocation specified by the Owner.) The Unit value will be calculated as of the Business Day the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 5% of the partial surrender must be allocated to any subaccount designated by the Owner. The request will not be accepted if:

  . There is insufficient Fund Value in the Guaranteed Interest Account or a subaccount to provide for the requested allocation against it, or

  . The partial surrender will reduce the Fund Value in the Guaranteed Interest Account to less than $2,500.

  .  The request is incorrect.

   Any surrender charge will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender.

   Any cash surrender amount will be paid in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which

      (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

      (2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

      (3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

Any cash surrender involving payment from amounts credited to the Guaranteed Interest Account may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. The Owner may elect to have the amount of a surrender settled under one of the Settlement Options of the Contract. (See "Annuity Provisions".)

   Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

   The tax results of a cash surrender should be carefully considered. (See "Federal Tax Status".)

                                     LOANS

   Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

  .  The term of the loan must be 5 years or less.

  .  Repayments are required at least quarterly and must be substantially level.

  . The loan amount is limited to certain dollar amounts as specified by the IRS.

   The Owner (Plan Trustee) must certify that these conditions are satisfied.

   In any event, the maximum outstanding loan on a contract is 50% of the Fund Value of the subaccounts and/or the Guaranteed Interest Account. Loans are not permitted before the end of the Right to Return Period. In requesting a loan, the Contract Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account are not taken until Fund Value in the subaccounts is exhausted. If in order to provide the Contract Owner with the amount of the loan requested, Fund Values must be taken from the Guaranteed Interest Account, then the Contract Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Contract Owner fails to specify subaccounts, the request for a loan will be returned to a Contract Owner. We will also not accept a loan request if it will reduce the Fund Value in the Guaranteed Interest Account to less than $2,500.

   Values are transferred to a loan account that earns interest at an annual rate of 3.5%. The annual loan interest rate charged will be 6%.

   Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account using the most recent payment allocation on record.

                                 DEATH BENEFIT

Death Benefit Provided by the Contract

   The Company will pay a Death Benefit to the Beneficiary if:

  .  The Annuitant dies; and

  .  The death occurs before the annuity payments start.

   The amount of the Death Benefit will be the greater of

      (1) The Fund Value less any Outstanding Debt on the date of the Annuitant's death;

      (2) The Purchase Payments paid, less any partial surrenders and their Surrender Charges and less any Outstanding Debt; and

      (3) An Enhanced Death Benefit, if any.

If the death of the Annuitant occurs on or after the annuity payments start, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

Enhanced Death Benefit Options

   Your Contract provides a choice of two enhanced death benefit options when it is issued. If the Annuitant is age 0-75, the Annuitant may choose either Enhanced Death Benefit -- 5 Year or Enhanced Death Benefit -- 1 Year described below. If the Annuitant does not choose an option when the Contract is issued, the Annuitant will automatically receive the Enhanced Death Benefit -- 5 Year.

  Enhanced Death Benefit -- 5 Year

   On the 5th Contract anniversary and each subsequent 5th Contract anniversary prior to the Annuitant's 71st birthday, the Enhanced Death Benefit may be increased. If the Annuitant is age 65 or over on the date of issue, the Enhanced Death Benefit will be recalculated once on the 5th Contract anniversary. Once the last value is set it will not be recalculated.

  Enhanced Death Benefit -- 1 Year

   On the first Contract anniversary and each subsequent Contract anniversary prior to the Annuitant's 80th birthday, the Enhanced Death Benefit may be increased. After the Annuitant reaches age 80, this enhanced death benefit provision expires and the Death Benefit will be the greater of (i) Fund Value less any Outstanding Debt on the date of the Annuitant's death, or (ii) purchase payments paid less any partial surrenders and their surrender charges.

  Amount of the Enhanced Death Benefit Payable on Death Under Enhanced Death Benefit Options

   The recalculated Enhanced Death Benefit is equal to the greater of:

      1. the Fund Value on the date the Enhanced Death Benefit is to be recalculated; and

      2. the current Enhanced Death Benefit proportionately reduced by any partial surrenders including surrender charges and any applicable market value adjustments assessed since the last recalculation of the Enhanced Death Benefit.

   The Enhanced Death Benefit payable under both Enhanced Death Benefit options is the Enhanced Death Benefit on the date of death, reduced proportionately for each partial surrender (including surrender charges and market value adjustments, if applicable) since the last recalculation date and less any Outstanding Debt.

   In no event will the Enhanced Death Benefit payable on death exceed two times of the total purchase payments made:

    . Reduced proportionately for each partial surrender (including surrender charges and applicable market value adjustments, if applicable), and less

    .  Any Outstanding Debt.

   The proportionate reduction for each partial surrender will be equal to:

      (1) The amount of that partial surrender (including any surrender charges assessed), divided by

      (2) The Fund Value immediately before that partial surrender, multiplied by,

      (3) The Enhanced Death Benefit immediately before the surrender.

   All other basic death benefits as described in this prospectus continue to apply. The largest death benefit under any of these provisions will be paid.

   The cost of an enhancement option is reflected in the mortality and expense risk charge.

Election and Effective Date of Election

   The Owner may elect to have the Death Benefit of the Contract applied under one of four Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

  .  During the lifetime of the Annuitant, and

  .  Before the annuity payments start.

If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect

      (1) to receive the Death Benefit in the form of a cash payment; or

      (2) to have the Death Benefit applied under one of the Settlement Options.

(See "Settlement Options".) If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a cash payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the Death Benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operation Center.

   Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

Payment of Death Benefit

   If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date

  .  the election becomes effective, or

  .  the election is considered to become effective, and

  .  due proof of death is received.

The Company may be permitted to postpone such payment under the 1940 Act. If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company.

                            CHARGES AND DEDUCTIONS

   The following table summarizes the charges and deductions under the Contract:

-----------------------------------------------------------------------------------------------------

                                 Deductions from Purchase Payments
-----------------------------------------------------------------------------------------------------
Tax Charge                                         State and local -- 0%-3.5%/1/
                                                   Federal -- Currently 0% (Company reserves the
                                                   right to charge in the future.)
----------------------------------------------------------------------------------------------------

                              Daily Deduction from Variable Account A
-----------------------------------------------------------------------------------------------------
Mortality & Expense Risk Charge                    Current and maximum daily rate -- 0.003699%
Annual Rate deducted daily from net assets         Current and maximum annual rate -- 1.35%
----------------------------------------------------------------------------------------------------

                                     Charges Against Fund Value
-----------------------------------------------------------------------------------------------------
Annual Contract Charge                             $30/2/
Current charges listed may be increased to as much
as $30 on 30 days written notice
----------------------------------------------------------------------------------------------------
Transaction and Other Charges                      $25 on any transfers over 12 per year/3/
Transfer Charge
----------------------------------------------------------------------------------------------------
Surrender Charge                                   See grading schedule. See "Charges and Deductions
Grades from 7% to 0% of Fund Value surrendered     -- Charges Against Fund Value" for details of how
based on a schedule.                               it is computed.
----------------------------------------------------------------------------------------------------

/1/Company currently assumes responsibility; current charge to Owner 0%.
   (Company reserves the right to charge in the future.)

/2/Current charge is $0. May be increased up to $30 on 30 days written notice.

/3/Currently no charge on any transfers.

The following provides additional details of the charges and deductions under the Contract.

Deductions from Purchase Payments

   Deductions may be made from purchase payments for premium or similar taxes prior to allocation of any net purchase payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. If the Company is going to make deductions for such tax from future purchase payments, it will give notice to each affected Owner.

Charges Against Fund Value

  Daily Deduction from MONY Variable Account A

   Mortality and Expense Risk Charge. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of Variable Account A. This daily charge from MONY Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.35% (guaranteed not to exceed 1.35%) from the value of the net assets of MONY Variable Account A. Of the 1.35% charge, .90% is for assuming mortality risks (which is guaranteed not to exceed .90%), and .45% is for assuming expense risks. The charge is deducted from MONY Variable Account A, and therefore the subaccounts, on each Business Day.

These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003699% (guaranteed not to exceed 0.003699%) multiplied by the number of days since the last Business Day.

   The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

   The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 31/2% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

   The Company does not expect to make a profit from the mortality and expense risk charge. However, if the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its general account. If the amount of the charge is inadequate, the Company will pay the difference out of its general account.

  Deductions from Cash Value

   Annual Contract Charge. The Company has primary responsibility for the administration of the Contract and MONY Variable Account A. An annual Contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

   The Company intends to administer the Contract.

   Currently, there is no annual Contract charge. The Company may in the future impose a Contract charge. The charge will never, however, exceed $30. The Owner will receive a written notice 30 days in advance of any change in the charge.

   If imposed, the Annual Contract Charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.

   Transfer Charge. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account and one or more of the subaccounts (including transfers made by telephone, if permitted by the Company). The Company reserves the right to impose a transfer charge for each transfer instructed by the Owner in a Contract year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not be imposed on the first 12 transfers in any year and will not exceed $25. The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account from which the first transfer is made.

   Surrender Charge. A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the contract.

   The Surrender Charge will never exceed 7% of total Fund Value. The Surrender Charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from Variable Account A to cover mortality and expense risks borne by the Company. (See "Mortality and Expense Risk Charge".)

   A Surrender Charge will be computed when a surrender is made and will be deducted from the Fund Value if:

      (1) All or a part of the Contract's Cash Value (See "Surrenders") is surrendered, or

      (2) The Cash Value is received at maturity when the annuity payments start.

   A Surrender Charge will not be imposed:

      (1) Against Fund Value surrendered after the eighth Contract Year.

      (2) To the extent necessary to permit the Owner to obtain an amount equal to the Free Partial Surrender Amount (See "Free Partial Surrender Amount".)

      (3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement Options".)

In no event will the aggregate Surrender Charge exceed 7% of the Fund Value. The amount deducted from the Fund Value to cover the Surrender Charge is not subject to the Surrender Charge.

   For a partial surrender, the Surrender Charge will be deducted from any remaining Fund Value, if sufficient. If the Fund Value is not sufficient, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each subaccount of Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

No Surrender Charge will be deducted from Death Benefits except as described in "Death Benefit".

   If an existing variable annuity contract issued by MONY Life Insurance Company is exchanged for this Contract, a separate effective date will be assigned to this Contract by endorsement for purposes of determining the amount of any Surrender Charge. The surrender charge effective date of this Contract with the endorsement will be the effective date of the existing variable annuity contract in the following cases:

      (a) only when computing surrender charges; and

      (b) only when the surrender occurs on or after June 1, 2000.

We reserve the right to disallow exchanges for this Contract at any time.

   Amount of Surrender Charge. The amount of the Surrender Charge is equal to a varying percentage of Fund Value during the first 8 Contract years. The percentage is determined by multiplying the Surrender Charge Percentage for the Contract Year by the amount of Fund Value requested as follows:

                       Surrender Charge Percentage Table
                   ------------------------------------------

                   Contract Year Surrender Charge Percentage
                   -----------------------------------------
                         1                   7%
                   -----------------------------------------
                         2                   7
                   -----------------------------------------
                         3                   6
                   -----------------------------------------
                         4                   6
                   -----------------------------------------
                         5                   5
                   -----------------------------------------
                         6                   4
                   -----------------------------------------
                         7                   3
                   -----------------------------------------
                         8                   2
                   -----------------------------------------
                    9 (or more)              0

   Free Partial Surrender Amount. The surrender charge may be reduced by using the Free Partial Surrender Amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

      (1) For Qualified Contracts, (other than Contracts issued for IRA and SEP-IRA), an amount up to the greater of:

          (a) $10,000 (but not more than the Contract's Fund Value), or

          (b) 10% of the Contract's Fund Value (at the beginning of the Contract year, except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the surrender is requested)

may be received in each Contract Year without a surrender charge.

      (2) For Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA), an amount up to 10% of the Fund Value of the Contract may be received in each Contract Year without a surrender charge. The Fund Value is determined as follows:

          (a) If during the first Contract year, at the time the surrender is requested.

          (b) If during any Contract year after the first Contract year, at the beginning of such year.

Contract Fund Value here means the Fund Value at the beginning of the contract year in the subaccounts and the Guaranteed Interest Account (not the Loan Account).

   Free partial surrenders may only be made to the extent Fund Value in the subaccounts and/or the Guaranteed Interest Account is available. For example, the Fund Value in the Variable Account could decrease (due to unfavorable investment experience) after part of the 10% was withdrawn. In that case it is possible that there may not be enough Fund Value to provide the remaining part of the 10% free partial surrender amount.

  Taxes

   Currently, no charge will be made against MONY Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY Variable Account A may also be made. (See "Federal Tax Status".) In addition, there is currently no tax on annuity purchase payments in New York. We will notify you of the amount of any tax and if such a tax becomes applicable to your Contract. We may waive any deduction of taxes on purchase payments. But, if we do, we can stop waiving them on future payments if we give you at least 30 days written notice.

  Investment Advisory Fee

   Because MONY Variable Account A purchases shares of the Funds, the net assets of MONY Variable Account A will reflect the investment adviser fee and other expenses incurred by the Funds. See "Table of Fees" for a table which shows the fees and expenses incurred during 2000 and "The Funds" for a table setting forth the investment adviser fees.

                              ANNUITY PROVISIONS

Annuity Payments

   Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be:

      (1) No earlier than the Contract Anniversary after the Annuitant's 10th birthday, and

      (2) No later than the Contract Anniversary after the Annuitant's 90th birthday.

   The minimum number of years from the Effective Date to the start of annuity payments is 10. The date when annuity payments start may be:

      (1) Advanced to a date that is not earlier than the 13th contract month after the contract effective date.

      (2) Deferred from time to time by the Owner by written notice to the Company.

   The date when annuity payments start will be advanced or deferred if:

      (1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

      (2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 90th birthday.

A particular retirement plan may contain other restrictions.

   When annuity payments start, unless Settlement Option 3 or 3A is elected, the following will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company:

      (1) the greater of (1) the Contract's Cash Value, or (2) 95% of the Fund Value (less any debt if a contract is issued under a 401(k) Plan;

      (2) less any state taxes which may be imposed upon annuitization.

   If Settlement Option 3 or 3A is elected the following will be applied to provide an annuity:

      (1) the Contract's Fund Value;

      (2) less any state taxes imposed upon annuitization;

      (3) less any debt (if a contract is issued under a 401(k) Plan).

   A supplementary contract will be issued. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the Settlement Option elected.

   For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

Election and Change of Settlement Option

   During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect:

      .  One or more of the Settlement Options described below, or

      .  Another settlement option as may be agreed to by the Company.

The Owner may also change any election if written notice of the change is received by the Company at its Operations Center prior to the start of annuity payments. If no election is in effect when annuity payments start, a lump sum payment will be considered to have been elected.

   Settlement Options may also be elected by the Owner or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See "Death Benefit" and "Surrenders".)

   Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

Settlement Options

   Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account.

   Settlement Option 1 -- Interest Income: Interest on the proceeds at a rate (not less than 23/4 percent per year) set by the Company each year.

   Settlement Option 2 -- Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

   Settlement Option 3 -- Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

   Settlement Option 3A -- Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

   Settlement Option 4 -- Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75 percent per year.

   The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

   The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.5 percent interest.

   Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

   In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.

Frequency of Annuity Payments

   At the time the Settlement Option is chosen, the payee may request that it be paid:

  .  Quarterly

  .  Semiannually

  .  Annually

If the payee does not request a particular installment payment, the payments will be made in monthly installments. However, if the net amount available to apply under any Settlement Option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

Additional Provisions

   The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the Settlement Option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

   The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

   Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company require proof satisfactory to it that such condition has been met.

   The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

   Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

                          GUARANTEED INTEREST ACCOUNT

   The Guaranteed Interest Account is a part of the Company's General Account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including Variable Account A.

   Crediting of Interest. The entire initial purchase payment always earns interest at a rate not less than 3.5% per year until the end of the Right to Return Contract Period. At such time, it is transferred to the selected subaccounts and/or accumulation periods of the Guaranteed Interest Account. Net Purchase Payments allocated by an Owner to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company for the one year period selected.

   Net purchase payments allocated by an Owner to the Guaranteed Interest Account will be credited with an interest rate declared by the Company. The interest rate is guaranteed not to be less than 3.5% annually (0.0094% compounded daily). If you allocate purchase payments to the Guaranteed Interest Account, your allocation will automatically begin a new accumulation period as of the date you allocate the payment. The accumulation period will end on your monthly contract anniversary date. If you transfer funds from the Guaranteed Interest Account, you will choose the accumulation period from which such transfer will be made. Before the beginning of each calendar month, the Company will declare an interest rate for the current accumulation period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY Variable Account A completed within the period during which it is effective. Within 45 days, but not less than 15 days before the accumulation period expires, we will notify you of the new rate we are then declaring. When the period expires, you may elect to transfer the entire amount allocated to the expiring accumulation period to the separate account. If you make no election, the entire amount allocated to the expiring accumulation period will automatically be held for a one year period. If that period will extend beyond the maturity date, the money will be transferred into the Money Market subaccount. If a net purchase payment is allocated in whole or in part to the Guaranteed Interest Account, or a transfer is made to or from the Guaranteed Interest Account, the amount of the allocation must maintain a Fund Value in such Account of at least $2,500.

   Surrenders. The Contract Owner must specify the source by interest rate accumulation period of amounts withdrawn from the Guaranteed Interest Account as a result of a:

  .  Transfer

  .  Partial surrender

  .  Loan

  .  Any charge imposed in accordance with the Contract.

                               OTHER PROVISIONS

Ownership

   The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person designated in the application, unless:

      (1) A change in Owner is requested, or

      (2) A Successor Owner becomes the Owner.

   The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

      (1) Made in writing; and

      (2) Received at the Company.

The change will become effective on the date the written request is signed. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax advisor prior to changing Owners.

  Successor Owner -- The living person who, at the death of the Owner, becomes the new Owner.

Provision Required by Section 72(s) of the Code

   The Contract under a Non-Qualified Plan will be surrendered as of the date of the Owner's death if:

  . The Owner dies before the start of annuity payments, and while the Annuitant is living, and

  . The Owner's spouse is not the Successor Owner as of the date of the Owner's death.

  .  Satisfactory proof of death must be provided to the Company.

   The surrender proceeds may be paid over the life of the Successor Owner if:

  .  The Successor Owner is the Beneficiary, and

  .  The Successor Owner chooses that option.

   Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract. The proceeds must be distributed within 5 years after the date of death, if:

  .  The spouse is not the Successor Owner, and

  .  There is no designated Beneficiary.

   However, under the terms of the Contract, if the spouse is not the Successor Owner,

  .  the Contract will be surrendered as of the date of death, and

  .  the proceeds will be paid to the Beneficiary.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

   If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.

Provision Required by Section 401(a)(9) of the Code

   The entire interest of a Qualified Plan participant under the Contract will be distributed to the Owner or his/her Designated Beneficiary. Distribution will occur either by or beginning not later than April 1 of the calendar year following the calendar year the Qualified Plan Participant attains age 70 1/2. The interest is distributed:

  .  over the life of such Participant, or

  .  the lives of such Participant and Designated Beneficiary.

   If (i) distributions have begun and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as quick as that used as of the date of the Participant's death. The Contract will be surrendered as of the Participant's death if:

      (1) The Participant dies before the start of such distributions, and

      (2) There is no designated Beneficiary.

The surrender proceeds must be distributed within 5 years after the date of death. But the surrender proceeds may be paid over the life of any Designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the Participant's death. If the Designated Beneficiary is the surviving spouse of the Participant, distributions will begin not earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan.

   It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. Qualified Plan Contracts include those qualifying for special treatment under Sections 401, 403, 408 and 408A of the Code.

Secondary Annuitant

   Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made once before annuitization, either

      (1) in the application for the Contract, or

      (2) after the Contract is issued, by written notice to the Company at its Operation Center.

   The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

  .  any payment made by the Company, or

  . action taken by the Company before receipt of the notice at the Company's Operations Center. The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

   On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

      (1) the death of the Annuitant must have occurred before the Annuity Commencement Date;

      (2) the Secondary Annuitant is living on the date of the Annuitant's death;

      (3) if the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse; and

      (4) if the date annuity payments start is later than the Contract Anniversary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

   Effect of Secondary Annuitant's Becoming the Annuitant. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.

Assignment

   The Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Administrative Office. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

   If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

   Because an assignment may be a taxable event, a Owner should consult a competent tax advisor before assigning the Contract.

Change of Beneficiary

   So long as the Contract is in effect, the Beneficiary or Successor Beneficiary may be changed. A change is made by submitting a written request to the Company at its Operation Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.

Substitution of Securities

   The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

      (1) the shares of any portfolio of the Funds is no longer available for investment by MONY Variable Account A or,

      (2) in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

A substitution of securities in any subaccount will take place only with prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

Modification of the Contracts

   Upon notice to the Owner, the Contract may be modified by the Company, but only if such modification

      (1) is necessary to make the Contract or MONY Variable Account A comply with any law or regulation issued by a governmental agency to which the Company is subject or

      (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or

      (3) is necessary to reflect a change in the operation of MONY Variable Account A or the subaccounts or the Guaranteed Interest Account or

      (4) provides additional Settlement Options or fixed accumulation options. In the event of any modification, the Company may make appropriate endorsement in the Contract to reflect such modification.

Change in Operation of MONY Variable Account A

   MONY Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required

  .  at the Company's election, and

  . subject to any necessary vote by persons having the right to give voting instructions for shares of the Funds held by the subaccounts.

Deregistration of MONY Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY Variable Account A under this provision, the Company may:

  .  make appropriate endorsement to the Contract to reflect the change, and

  . take such other action as may be necessary and appropriate to effect the change.

                                 VOTING RIGHTS

   All of the assets held in the subaccounts of MONY Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares. As such, it has the right to vote on the following matters:

      (1) Election of the Board of Directors of MONY Series Fund, Inc. or the Board of Trustees of The Enterprise Accumulation Trust.

      (2) Certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund.

      (3) Any other matter that may be voted upon at a shareholders' meeting.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY Variable Account A (whether or not attributable to Owners). The Company will vote at shareholder meetings of each of the Funds according to the instructions received from Owners. The number of votes will be determined as of the record date selected by the Board of Directors or the Board of Trustees of the respective Fund. The Company will furnish Owners with the proper forms to enable them to give it these instructions. Currently, the Company may disregard voting instructions under the circumstances described in the following paragraph.

   The Company may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to

  . Cause a change in the subclassification or investment objectives or policies of one or more of the portfolios of either or both of the Funds.

  . Approve or disapprove an investment adviser or principal underwriter for either or both of the Funds.

   In addition, the Company itself may disregard voting instructions that would require the above changes if the Company reasonably disapproves those changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise Owners of that action and its reasons for the action in the next semiannual report to Owners.

  . Each Owner will have the equivalent of one vote per $100 of value attributable to the Contract held in each subaccount of MONY Variable Account A.

  .  Each Owner will have fractional votes for amounts less than $100.

  . For voting purposes, this value attributable to the Contract is equal to the Fund Value.

  . The votes are represented as votes per $100 of value in each subaccount of MONY Variable Account A. These votes are converted into a proportionate number of votes in shares of the corresponding portfolio of each of the Funds.

  . Shares for which timely voting instructions are not received from Owners will be voted by the Company. The Company will vote the shares in the same proportion as those shares in that subaccount for which instructions are received.

  . Should applicable federal securities laws or regulations permit, the Company may elect to vote shares of each of the Funds in its own right.

   The number of corresponding shares of the portfolio for which the Owner may give instructions is computed by:

      (1) Determining the value attributable to the Contract held in that subaccount.

      (2) Dividing that value by the net asset value of one share in the designated portfolio of the respective Fund.

Example: Contract value held in subaccount = $540
       Net asset value of portfolio shares = $20 per share on the record date May give instructions on 5.4 votes ($540 divided by $100)
       Converts into instructions on 27 shares of the Fund ($540 divided by $20)

   Matters on which Owners may give voting instructions include the following:

      (1) approval of any change in the Investment Advisory Agreement and Services Agreement, if any, for the portfolio(s) of the Fund(s) corresponding to the Owner's selected subaccount(s);

      (2) any change in the fundamental investment policies of the portfolio(s) corresponding to the Owner's selected subaccount(s); and

      (3) any other matter requiring a vote of the shareholders of either of the Funds.

Owners participating in a particular portfolio will vote separately on the following matters pursuant to the requirements of Rule 18f-2 under the 1940 Act:

      (1) approval of the Investment Advisory Agreement, or

      (2) any change in a portfolio's fundamental investment policies

                         DISTRIBUTION OF THE CONTRACTS

   MONY Securities Corporation ("MSC"), a New York corporation organized on September 26, 1969 which is a wholly-owned subsidiary of the Company, will act as the principal underwriter of the Contracts, pursuant to an underwriting agreement with the Company. MSC is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are licensed as life insurance agents for the Company. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law to do so. After issue of the Contracts, registered representatives will earn a commission. Commissions are based on a percentage of purchase payments paid and total assets in the Contract. The maximum commission paid on first year purchase payments is 2.5% for the first $25,000 and 5% of all purchase payments in excess of $25,000. Commissions after the first Contract Year are 2.5% of purchase payments regardless of the amount of the purchase payment. A trail commission of 25 basis points will be paid on Fund Value in the Contract beginning in the second Contract year. For Contracts issued ages 75 and up, all commission and trail rates will be halved. Registered representatives may also receive other benefits based on the amount of earned commissions. Because registered representatives are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash compensation programs that the Company offers such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotion literature and similar services. The Company intends to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contractowners or MONY Variable Account A. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract. Such services include the training of personnel and the production of promotional material.

   We offer the Contracts on a continuing basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

   More information about MSC and its registered representatives is available at http://www.nasdr.com or by calling 1(800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

   MSC will receive 12b-1 fees from certain of the Funds as compensation for providing certain distribution and shareholder support services.

   MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by applicable law to sell variable annuity contracts. Commissions paid to these broker dealers for their representatives will not exceed the commissions described above. The selling agreement does not restrict these broker dealers from retaining a portion of commissions.

   We intend to recapture commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments are not charged directly to the Contractowners or the Variable Account.

   MSC receives fees for the sale of Contracts. In 1999, 2000, and 2001, MSC received, in aggregate, fees of $15,942,780, $6,463,891 and $6,703,612, respectively.

   MSC also acts as principal underwriter for other variable products and distributes non-proprietary variable products and mutual funds.

                              FEDERAL TAX STATUS

Introduction

   The Contracts described in this prospectus are designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Sections 401, 403 (other than 403(b)), 408(b), and 457 of the Code. The ultimate effect of federal income taxes on

  .  the value of the Contract's Fund Value,

  .  annuity payments, and

  . economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

  .  the type of retirement plan for which the Contract is purchased, and

  .  the tax and employment status of the individual concerned.

   The following discussion of the treatment of Contracts and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. Any person considering the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. The Company does not make any guarantee regarding any tax status, federal, state, or local, of any Contract or any transaction involving the Contracts.

Tax Treatment of the Company

   Under existing federal income tax laws, the income of MONY Variable Account A, to the extent that it is applied to increase reserves under the Contracts, is substantially nontaxable to the Company.

Taxation of Annuities in General

   The Contracts offered by this prospectus are designed for use in connection with Qualified Plans and Non-Qualified Plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Plans if the Owner is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made as retirement distributions under a Contract are generally taxable to the annuitant as ordinary income except to the extent of

  .  Participant contributions (in the case of Qualified Plans), or

  .  Owner contributions (in the case of Non-Qualified Plans).

Owners, Annuitants, and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, and payments under the retirement plans in connection with which the Contracts are purchased.

   The Company will withhold and remit to the United States Government and, where applicable to state governments part of the taxable portion of each distribution made under a Contract unless the Owner or Annuitant

  .  provides his or her taxpayer identification number to the Company, and

  .  notifies the Company that he or she chooses not to have amounts withheld.

   The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") has requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include those resulting from gratuitous transfers. When computing the distributions for any 12 month period, distributions from all annuity contracts issued by the same company to the Owner (other than those issued to qualified retirement plans) will be treated as one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefited plans.

   Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

      1. Part of a series of substantially equal periodic payments (at least annually) for

       .  the participant's life or life expectancy,

       . the joint lives or life expectancies of the participant and his/her beneficiary,

       .  or a period certain of not less than 10 years, or

      2. Required by the Code upon the participant's attainment of age 701/2 or death.

   Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

   Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

Retirement Plans

   The Contracts described in this Prospectus currently are designed for use with the following types of retirement plans:

      (1) Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

      (2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

      (3) Deferred compensation plans provided by certain governmental entities under Section 457; and

      (4) Non-Qualified Plans.

   The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of Contracts with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                               PERFORMANCE DATA

   We may advertise the performance of the MONY Variable Account A subaccounts. We will also report performance to contract owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

   Performance information contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each subaccount reflects the investment results of the designated portfolio of the Fund and recurring charges and deductions borne by or imposed on the portfolio and the subaccount. Set forth below for each subaccount is the manner in which the data contained in such advertisements will be calculated.

   Money Market Subaccount. The performance data for this subaccount will reflect the "yield" and "effective yield". The "yield" of the subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

   Subaccounts other than the Money Market Subaccount. The performance data for these subaccounts will reflect the "yield" and "total return". The "yield" of each of these subaccounts refers to the income generated by an investment in that subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the subaccount. The value of each subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the Surrender Charge. "Total return" for each of these subaccounts refers to the return a Owner would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Funds and MONY Variable Account A, including any Surrender Charge imposed as a result of the full Surrender, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "total return" data is given. Total return data may also be shown assuming that the Contract continues in force (i.e., was not surrendered) beyond the close of the periods indicated, in which case that data would reflect all charges and deductions of both the Funds and the Variable Account other than the Surrender Charge. Returns for periods exceeding one year reflect the average annual total return for such period. In addition to the total return data described above based upon a $1,000 investment, comparable data may also be shown for an investment equal to the amount of the average purchase payment made by a purchaser of a Contract during the prior year.

   Non-Standardized Performance Data. From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed. A non-standardized format may be used where we add new subaccounts which purchase shares of funds in existence prior to the formation of such subaccounts. In such cases we will use historical performance of the underlying fund with the current expenses of the applicable subaccount under the Contract.

   Performance information for MONY Variable Account A may be compared in advertisements, sales literature, and reports to contract owners to various indices, including, without limitation, the Standard & Poor's 500 Indices and the Lehman Brothers, Shearson, CDA/Wiesenberger, Russell, Merrill Lynch, and Wilshire indices, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service and to the Consumer Price Index (a measure for inflation)in order to provide the reader a basis for comparison of performance. Reports and promotional literature may also contain the Company's rating or a rating of the Company's claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organization.

                            ADDITIONAL INFORMATION

   This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

   For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Owners and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

                               LEGAL PROCEEDINGS

   There are no legal proceedings to which MONY Variable Account A is a party. The Company and the principal underwriter are engaged in various kinds of routine litigation which, in the opinions of the Company and the principal underwriter, are not of material importance in relation to the total capital and surplus of the Company or the principal underwriter.

                             FINANCIAL STATEMENTS

   The audited financial statements of each of the subaccounts of MONYMaster, ValueMaster, MONY Custom Master, policies of MONY Variable Account A, the combined financial statements of MONY Variable Account A and the Company are set forth herein.

   These financial statements have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                               TABLE OF CONTENTS

                                      OF

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2002

                        Item                        Page
                        ----                        ----
                        MONY Life Insurance Company  (1)
                        Legal Opinion..............  (1)
                        Independent Accountants....  (1)
                        Federal Tax Status.........  (2)
                        Performance Data...........  (5)
                        Financial Statements.......  F-1

   If you would like to receive a copy of the MONY Variable Account A Statement of Additional Information, please return this request to:

MONY Life Insurance Company
Mail Drop 8-28
1740 Broadway
New York, New York 10019

Your name ___________________________________________________________________

Address _____________________________________________________________________

City ___________________________      State __     Zip ______________________

   Please send me a copy of the MONY Variable Account A Statement of Additional Information.

Policy C5-98-2
Form No. 14433 SL 5/02                                          333-72259

MONY Life Insurance Company
Administrative Offices
1740 Broadway, New York, NY 10019




[LOGO] MONY
            Form No. 14427 SL 5/02

--------------------------------------------------------------------------------
MONY Life Insurance Company and MONY Securities Corporation   Members of The
MONY Group

                            THE MONY CUSTOM MASTER

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED May 1, 2002

                          INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACT

                                   issued by

                            MONY VARIABLE ACCOUNT A

                                      and

                          MONY LIFE INSURANCE COMPANY

   This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2002 for the Individual Flexible Payment Variable Annuity Contract ("Contract") issued by MONY Life Insurance Company ("Company"). The prospectus is available, at no charge, by writing the Company at 1740 Broadway, New York, New York, 10019, Mail Drop 8-28 or by calling 1-800-487-6669.

                               TABLE OF CONTENTS

                        Item                        Page
                        ----                        ----
                        MONY Life Insurance Company  (1)
                        Legal Opinion..............  (1)
                        Independent Accountants....  (1)
                        Federal Tax Status.........  (2)
                        Performance Data...........  (5)
                        Financial Statements....... F-1

Form No. 14433 SL 5/02                                      333-72259

                          MONY LIFE INSURANCE COMPANY

   MONY Life Insurance Company ("Company") is a stock life insurance company. It was organized under the laws of the state of New York in 1842 as a mutual life insurance company under the name The Mutual Life Insurance Company of New York. The principal offices of the Company are at 1740 Broadway, New York, New York 10019. MONY converted from a mutual life insurance company in 1998 in a process known as demutualization. The Company had consolidated assets at the end of 1999 of approximately $25.0 billion. The Company is licensed to sell insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico, the Virgin Islands and all Provinces of Canada.

   At August 16, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was upgraded to A (Excellent) based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.

More About the Company

   The Company is one of America's oldest and most respected financial institutions. It is geared to meet the needs of today's consumers and business owners with an array of insurance products.

   For over 150 years, this firm, founded as The Mutual Life Insurance Company of New York, has had the distinction of being not only one of the oldest insurance companies in America -- but also the first American mutual life insurance company to issue life insurance to the general public. Other important innovations include the fact that MONY was the first insurance company to:

   . offer a variable annuity with a choice of equity or fixed investments

   . insure a woman

   . insure a member of the armed forces

   The Company's mission is to provide excellence and quality in products and services through its network of highly trained insurance professionals that include:

   . Whole Life Insurance

   . Universal Life insurance

   . Qualified Retirement Plans

   Through the Company's subsidiary, MONY Securities Corporation, a wide variety of investment products are also available which include:

   . Mutual Funds and Investment Services

                                 LEGAL OPINION

   Legal matters relating to federal securities laws applicable to the issue and sale of the Contract and all matters of New York law pertaining to the Contract, including the validity of the Contract and the Company's right to issue the Contract, have been passed upon by Frederick C. Tedeschi, Esq., Vice President and Chief Counsel -- Operations, of the Company.

                            INDEPENDENT ACCOUNTANTS

   The audited financial statements for each of the subaccounts of MONYMaster, ValueMaster, MONY Custom Master, the policies of MONY Variable Account A, the combined financial statements of MONY Variable Account A and the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

                                      (1)

                              FEDERAL TAX STATUS

Introduction

   The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of Annuities in General

   Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Contractholders, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

Surrenders, Death Benefits, Assignments and Gifts

   A Contractholder who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employer contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special elective 5-year (and, for certain eligible persons, 10-year) income averaging in the case of Qualified Contracts. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Contractholder's cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant's death, different tax rules apply. (See "Annuity Payments" below.)

   Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Surrender Value exceeds Purchase Payments, less prior nontaxable distributions, and the balance is treated as a nontaxable return of principal to the Contractholder. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and nontaxable return of investment.

   There are special rules for Qualified Plans or contracts involving 85 percent or more employee contributions. Since the cost basis of Qualified Contracts is generally zero, however, partial surrender amounts will generally be fully taxed as ordinary income.

   A Contractholder who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

Annuity Payments

   The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for

                                      (2)
the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the Annuitant's last taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

Penalty Tax

   Payments received by Contractholders, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59 ; (b) in a series of substantially equal payments made for life or life expectancy following separation from service;
(c) after the death of the Contractholder (or, where the Contractholder is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer's attainment of age 55; or (f) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts received as an immediate annuity.

Income Tax Withholding

   The Company is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

   Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

      1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years; or

      2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

   Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

Diversification Standards

   The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Funds are designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

   The Secretary of the Treasury has announced that he expects to issue regulations or Revenue Rulings that will prescribe the circumstances in which a Contractholder's control of the investments of a segregated asset account may cause the Contractholder, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or Revenue Rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or Revenue Rulings. Since the regulations or Revenue Rulings have not been

                                      (3)
issued, there can be no assurance as to the content of such regulations or Revenue Rulings or even whether application of the regulations or Revenue Rulings will be prospective. For these reasons, Contractholders are urged to consult with their own tax advisers.

Qualified Plans

   The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contractholders, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

Tax-Sheltered Annuities

   Section 403(b) of the Code permits public school employees and employees of certain types of charitable organizations specified in Section 501(c)(3) of the Code and certain educational organizations to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Effective January 1, 1989, the Contracts have been withdrawn from sale to Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b).

H.R. 10 Plans

   The Self-Employed Individuals Tax Retirement Act of 1962, as amended, which is commonly referred to as "H.R. 10," permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

Individual Retirement Accounts and Annuities

   Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as "Individual Retirement Accounts" and "Individual Retirement Annuities." These Individual Retirement Accounts and Annuities are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Account or Annuity.

Corporate Pension and Profit-Sharing Plans

   Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Certain Governmental Entities

   Section 457 of the Code permits certain governmental entities to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

                                      (4)

                               PERFORMANCE DATA

Money Market Subaccount

   For the seven-day period ended December 31, 2000, the yield was 4.79% and the effective yield was 4.98%.

   The yield was calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

   The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

   As the Money Market Subaccount invests only in shares of the Money Market Portfolio of the MONY Series Fund, Inc. ("MONY Series Fund"), the First Day Value reflects the per share net asset value of the Money Market Portfolio (which will normally be $1.00) and the number of shares of the Money Market Portfolio of the MONY Series Fund held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the number of shares of the Money Market Portfolio of the MONY Series Fund held in the Money Market Subaccount due to the declaration of dividends (in the form of shares and including dividends (in the form of shares) on shares received as dividends) of the net investment income and the daily charges and deductions from the Subaccount for mortality and expense risks and a deduction for the Annual Contract Charge imposed on each Contract Anniversary which has been pro-rated to reflect the shortened 7-day period and allocated to the Money Market Subaccount in the proportion that the total value of the Money Market Subaccount bore to the total value of the Variable Account at the end of the period indicated. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Advisory Fee (which for calculating the yield and effective yield quoted above is assumed to be .40 percent, the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated). Not reflected in either the yield or effective yield are surrender charges, which will not exceed 7% of total Purchase Payments made to the Contract.

                                      (5)

Subaccounts Other Than Money Market Subaccount

Total Return:

   The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods, is shown in the table below. This table does not reflect the impact of the tax laws, if any, on total return as a result of the surrender.

                            MONY VARIABLE ACCOUNT A

                                 TOTAL RETURN

                   (assuming $1,000 payment at beginning of
                    period and surrender at end of period)

                                                                                For the
                                                                              Period Since
                                      For the       For the       For the      Inception
                                    1 Year Ended 5 Years Ended 10 Years Ended   Through
                                    December 31, December 31,   December 31,  December 31,
Subaccount                              2001         2001           2001          2001
----------                          ------------ ------------- -------------- ------------
Alger American MidCap Growth.......       N\A          N\A           N\A            N\A
Dreyfus Socially Responsible Growth    -28.50%         N\A           N\A         -22.09%
Dreyfus Stock Index Fund...........    -18.86%         N\A           N\A         -17.09%
Enterprise Balanced................    -11.13%         N\A           N\A          -7.35%
Enterprise Capital Appreciation....    -25.29%         N\A           N\A         -19.47%
Enterprise Emerging Countries......       N\A          N\A           N\A           1.72%
Enterprise Equity..................    -24.98%        1.97%         9.53%         10.57%
Enterprise Equity Income...........    -17.53%         N\A           N\A          -6.62%
Enterprise Growth..................    -19.20%         N\A           N\A         -15.02%
Enterprise Growth and Income.......    -18.57%         N\A           N\A         -12.45%
Enterprise High-Yield Bond.........     -2.11%        2.45%          N\A           5.81%
Enterprise International Growth....    -33.33%       -1.63%          N\A           2.36%
Enterprise Managed.................    -17.91%        3.46%        11.02%         13.33%
Enterprise Mid-Cap Growth..........       N\A          N\A           N\A         -29.19%
Enterprise Multi-Cap Growth........    -23.28%         N\A           N\A         -31.99%
Enterprise Small Company Growth....    -11.13%         N\A           N\A         -10.70%
Enterprise Small Company Value.....     -2.76%       13.66%        12.98%         13.29%
Enterprise Total Return............       N\A          N\A           N\A            N\A
Enterprise Worldwide Growth........       N\A          N\A           N\A         -17.21%
Fidelity VIP Growth................    -24.00%         N\A           N\A         -18.78%
Fidelity VIP Contrafund(R).........    -19.03%         N\A           N\A         -16.71%
Fidelity VIP Growth Opportunities..    -20.95%         N\A           N\A         -21.72%
Janus Aggressive Growth............    -44.15%         N\A           N\A         -40.44%
Janus Balanced.....................    -11.88%         N\A           N\A          -7.09%
Janus Capital Appreciation.........    -27.66%         N\A           N\A         -25.54%
Janus Worldwide Growth.............    -28.37%         N\A           N\A         -29.40%
Lord Abbett Growth and Income......       N\A          N\A           N\A            N\A
Lord Abbett Mid-Cap Value..........       N\A          N\A           N\A            N\A
MONY Government Securities.........     -1.46%        3.85%                        4.82%
MONY Intermediate Term Bond........      0.33%        4.01%         4.95%          5.86%
MONY Long Term Bond................     -1.71%        4.91%         6.59%          7.43%
PIMCO Global Bond..................       N\A          N\A           N\A            N\A
PIMCO Real Return..................       N\A          N\A           N\A            N\A
Van Kampen UIF U.S. Real Estate....       N\A          N\A           N\A            N\A

   Although MONY Variable Account A commenced operations in February 1991, the total returns shown above reflect those operations as well as the historical results for MONY Legacy Variable Account A. MONY Legacy Variable Account A commenced operations on December 30, 1987 and the assets, reserves, and other liabilities thereof became the assets, reserves, and other liabilities of the MONY Variable Account A on February 28, 1991, the effective date of the merger of MONY Legacy Life Insurance Company into the Company. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Subaccount, March 1988 for the Intermediate Term Bond Subaccount, February 1988 for the Long Term Bond Subaccount, December 1994 for the Government Securities Portfolio, and November 1994 for the International Growth and for the High Yield Bond, and November 1998 for the Equity Income, Growth and Income, Growth, Capital Appreciation, and Small Company Growth Subaccounts. The inception date for the Enterprise Multi-Cap Growth, Enterprise Balanced, Dreyfus Stock Index, Dreyfus Socially Responsible, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP III Growth Opportunities, Janus Aspen Series Aggressive Growth, Janus Aspen Series Balanced, Janus Aspen Series Capital Appreciation and Janus Aspen Series Worldwide Growth Subaccounts is July 1999. Total return is not indicative of future performance.

                                      (6)

   The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distributions from the corresponding Portfolio of the Funds were reinvested, and that the Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The total return percentages shown in the table reflect the historical rates of return, deductions for all charges, expenses, and fees of both the Funds (including the Investment Adviser Fees described in the Prospectus (see "Investment Adviser Fee" beginning at page 18) and the Variable Account which would be imposed on the payment assumed, including a contingent deferred sales (Surrender) charge imposed as a result of the full surrender and a deduction for the Annual Contract Charge imposed on each Contract Anniversary and upon full surrender and allocated to each Subaccount in the proportion that the total value of that Subaccount bore to the total value of the Variable Account at the end of the period indicated.

   The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods indicated, is shown in the table below.

                            MONY VARIABLE ACCOUNT A

                                 TOTAL RETURN

                   (assuming $1,000 payment at beginning of
                    period and Contract continues in force)

                                                                                For the
                                                                              Period Since
                                      For the       For the       For the      Inception
                                    1 Year Ended 5 Years Ended 10 Years Ended   Through
                                    December 31, December 31,   December 31,  December 31,
Subaccount                              2001         2001           2001          2001
----------                          ------------ ------------- -------------- ------------
Alger American MidCap Growth.......       N\A          N\A           N\A            N\A
Dreyfus Socially Responsible Growth     23.63%         N\A           N\A         -19.12%
Dreyfus Stock Index Fund...........    -13.36%         N\A           N\A         -13.85%
Enterprise Balanced................     -5.15%         N\A           N\A          -3.69%
Enterprise Capital Appreciation....    -20.28%         N\A           N\A         -16.39%
Enterprise Emerging Countries......       N\A          N\A           N\A           8.56%
Enterprise Equity..................    -19.94%        2.89%         9.53%         10.57%
Enterprise Equity Income...........    -11.98%         N\A           N\A          -3.06%
Enterprise Growth..................    -13.76%         N\A           N\A         -11.74%
Enterprise Growth and Income.......    -13.16%         N\A           N\A          -9.11%
Enterprise High-Yield Bond.........      4.49%        3.41%          N\A           6.08%
Enterprise International Growth....    -28.79%       -0.77%          N\A           2.61%
Enterprise Managed.................    -12.38%        4.40%        11.02%         13.33%
Enterprise Mid-Cap Growth..........       N\A          N\A           N\A         -24.43%
Enterprise Multi-Cap Growth........    -18.04%         N\A           N\A         -29.37%
Enterprise Small Company Growth....     -5.13%         N\A           N\A          -7.22%
Enterprise Small Company Value.....      3.81%       14.71%        12.98%         13.29%
Enterprise Total Return............       N\A          N\A           N\A            N\A
Enterprise Worldwide Growth........       N\A          N\A           N\A         -11.64%
Fidelity VIP Growth................    -18.88%         N\A           N\A         -15.65%
Fidelity VIP Contrafund(R).........    -13.59%         N\A           N\A         -13.51%
Fidelity VIP Growth Opportunities..    -15.69%         N\A           N\A         -18.72%
Janus Aggressive Growth............    -40.38%         N\A           N\A         -38.19%
Janus Balanced.....................     -5.99%         N\A           N\A          -3.48%
Janus Capital Appreciation.........    -22.84%         N\A           N\A         -22.71%
Janus Worldwide Growth.............    -23.57%         N\A           N\A         -26.72%
Lord Abbett Growth and Income......       N\A          N\A           N\A            N\A
Lord Abbett Mid-Cap Value..........       N\A          N\A           N\A            N\A
MONY Government Securities.........      5.14%        4.82%          N\A           5.09%
MONY Intermediate Term Bond........      7.06%        4.98%         4.95%          5.86%
MONY Long Term Bond................      4.88%        5.89%         6.59%          7.43%
PIMCO Global Bond..................       N\A          N\A           N\A            N\A
PIMCO Real Return..................       N\A          N\A           N\A            N\A
Van Kampen UIF U.S. Real Estate....       N\A          N\A           N\A            N\A

   Although MONY Variable Account A commenced operations in February 1991, the total returns shown above reflect those operations as well as the historical results for MONY Legacy Variable Account A. MONY Legacy Variable Account A commenced operations on December 30, 1987 and the assets, reserves, and other liabilities thereof became the assets, reserves, and other liabilities of the MONY

                                      (7)

Variable Account A on February 28, 1991, the effective date of the merger of MONY Legacy Life Insurance Company into the Company. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Subaccount, March 1988 for the Long Term Bond Subaccount, February 1986 for the Intermediate Term Bond Subaccount, December 1994 for the Government Securities Subaccount, and November 1994 for the International Growth and for the High Yield Bond Subaccounts, and November 1998 for the Equity Income, Growth and Income, Growth, Capital Appreciation, and Small Company Growth Subaccounts. The inception date for the Enterprise Multi-Cap Growth, Enterprise Balanced, Dreyfus Stock Index, Dreyfus Socially Responsible, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP III Growth Opportunities, Janus Aspen Series Aggressive Growth, Janus Aspen Series Balanced, Janus Aspen Series Capital Appreciation and Janus Aspen Series Worldwide Growth Subaccounts is July 1999. Total return is not indicative of future performance.

   The table above reflects the same assumptions and results as the table appearing on page (6), except that no contingent deferred sales (surrender) charge has been deducted. The data reflected in the table above reflects the total return a Contractholder would have received during that period if he did not surrender his Contract.

30-Day Yield:

   The yield for the Intermediate Term Bond, Long Term Bond, Government Securities and High Yield Bond Subaccounts is shown for the 30-day periods indicated in the following table.

                            MONY VARIABLE ACCOUNT A
                            YIELD FOR 30-DAY PERIOD

                           Yield for
                         30 Days Ended
                       December 31, 2000
                       -----------------
Intermediate Term Bond       4.26%
Long Term Bond........       4.04%
Government Securities.       3.95%
High Yield Bond.......       8.70%

The 30-day yield is not indicative of future results.

   The yield shown in the table above is computed by subtracting from the net investment income of the corresponding Portfolio of the respective Fund charges and expenses imposed by the Variable Account and dividing the result by the value of the Subaccount. For the Intermediate Term Bond and Long Term Bond Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other asset-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

   The yield shown reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the contingent deferred sales (surrender) charge. The surrender charge will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

   Net investment income of the corresponding Portfolio less all charges and expenses imposed by the Variable Account is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                                      (8)

Year to Date Total Return:

   The tables below show total returns for the period to date (January 1, 2001 to February 12, 2001) which have not been annualized and which assume a $1,000 payment made at the beginning of the period and reflecting the same assumptions and results as the table appearing on page (6), except, in the case of the column headed "Contract In Force", no contingent deferred sales (surrender) charge or annual contract charge has been deducted:

                            MONY VARIABLE ACCOUNT A
                          PERIOD TO DATE TOTAL RETURN
                         (January 1 to March 1, 2002)
               (assuming $1,000 payment at beginning of period)

                                                           No Surrender
                                             Surrender at    Contract
         Subaccount                          End of Period   In Force
         ----------                          ------------- ------------
         Alger American MidCap Growth.......       N\A           N\A
         Dreyfus Socially Responsible Growth    -10.83%        -4.83%
         Dreyfus Stock Index Fund...........     -7.65%        -1.44%
         Enterprise Balanced................     -7.28%        -1.04%
         Enterprise Capital Appreciation....     -5.03%         1.36%
         Enterprise Emerging Countries......     -2.28%         4.30%
         Enterprise Equity..................     -9.75%        -3.68%
         Enterprise Equity Income...........     -3.52%         2.97%
         Enterprise Growth..................     -8.30%        -2.14%
         Enterprise Growth and Income.......     -8.93%        -2.80%
         Enterprise High-Yield Bond.........     -7.08%        -0.83%
         Enterprise International Growth....    -11.48%        -5.53%
         Enterprise Managed.................     -8.94%        -2.82%
         Enterprise Mid-Cap Growth..........    -13.34%        -7.51%
         Enterprise Multi-Cap Growth........    -13.06%        -7.21%
         Enterprise Small Company Growth....     -9.84%        -3.78%
         Enterprise Small Company Value.....     -4.49%         1.93%
         Enterprise Total Return............       N\A           N\A
         Enterprise Worldwide Growth........     -8.50%        -2.35%
         Fidelity VIP Growth................     -8.94%        -2.81%
         Fidelity VIP Contrafund(R).........     -5.88%         0.45%
         Fidelity VIP Growth Opportunities..     -8.28%        -2.11%
         Janus Aggressive Growth............    -17.11%       -11.54%
         Janus Balanced.....................     -5.97%         0.36%
         Janus Capital Appreciation.........    -10.17%        -4.13%
         Janus Worldwide Growth.............    -10.08%        -4.03%
         Lord Abbett Growth and Income......       N\A           N\A
         Lord Abbett Mid-Cap Value..........       N\A           N\A
         MONY Government Securities.........     -5.85%         5.04%
         MONY Intermediate Term Bond........     -5.76%         5.83%
         MONY Long Term Bond................     -5.46%         7.40%
         PIMCO Global Bond..................       N\A           N\A
         PIMCO Real Return..................       N\A           N\A
         Van Kampen UIF U.S. Real Estate....       N\A           N\A

Other Non-Standardized Performance Data:

   From time to time, average annual total return or other performance data may also be advertised in nonstandardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

                                      (9)

                             FINANCIAL STATEMENTS

   The audited financial statements of each of the subaccounts of MONYMaster, ValueMaster, MONY Custom Master, policies of MONY Variable Account A, the combined financial statements of MONY Variable Account A and the Company are set forth herein.

   These financial statements have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                                     (10)

            FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                                 Page
                                                                                                                 ----
With respect to MONY Variable Account A (MONY Custom Master)
 Report of Independent Accountants.............................................................................. F-2
 Statement of assets and liabilities as of December 31, 2001.................................................... F-3
 Statement of operations for the periods ended December 31, 2001................................................ F-8
 Statement of changes in net assets for the periods ended December 31, 2001 and December 31, 2000............... F-12
 Notes to financial statements.................................................................................. F-21
With respect to MONY Variable Account A (MONYMaster and ValueMaster)
 Report of Independent Accountants.............................................................................. F-26
 Statement of assets and liabilities as of December 31, 2001.................................................... F-27
 Statement of operations for year ended December 31, 2001....................................................... F-30
 Statement of changes in net assets for the years ended December 31, 2001 and December 31, 2000................. F-33
 Notes to financial statements.................................................................................. F-38
With respect to MONY Variable Account A (Combined)
 Report of Independent Accountants.............................................................................. F-41
 Combined statement of assets and liabilities as of December 31, 2001........................................... F-42
 Combined statement of operations for the periods ended December 31, 2001....................................... F-43
 Combined statement of changes in net assets for the years ended December 31, 2001 and December 31, 2000........ F-44
 Notes to combined financial statements......................................................................... F-45
With respect to MONY Life Insurance Company
 Report of Independent Accountants.............................................................................. F-48
 Consolidated balance sheets as of December 31, 2001 and 2000................................................... F-49
 Consolidated statements of income and comprehensive income for the years ended December 31, 2001, 2000 and 1999 F-50
 Consolidated statements of changes in shareholder's equity for the years ended December 31, 2001, 2000 and 1999 F-51
 Consolidated statements of cash flows for the years ended December 31, 2001, 2000 and 1999..................... F-52
 Notes to consolidated financial statements..................................................................... F-53

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account A -- MONY Custom Master

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONY Custom Master's Subaccounts of MONY Variable Account A at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2002

                                     MONY

                              Variable Account A

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2001

                                              MONY Custom Master
                                ----------------------------------------------
                                            MONY Series Fund, Inc.
                                ----------------------------------------------
                                Intermediate Long Term  Government   Money
                                 Term Bond      Bond    Securities   Market
                                 Subaccount  Subaccount Subaccount Subaccount
                                ------------ ---------- ---------- -----------
            ASSETS
 Shares held in respective
   Funds.......................     393,175     495,980    779,543  24,570,315
                                 ==========  ========== ========== ===========
 Investments at cost...........  $4,297,166  $6,404,715 $8,765,455 $24,570,315
                                 ==========  ========== ========== ===========
 Investments in respective
   Funds, at net asset value...  $4,431,083  $6,636,213 $8,933,564 $24,570,315
 Amount due from MONY..........      24,596      16,417     30,890     269,119
 Amount due from respective
   Funds.......................         107         260        346         156
                                 ----------  ---------- ---------- -----------
        Total assets...........   4,455,786   6,652,890  8,964,800  24,839,590
                                 ----------  ---------- ---------- -----------
          LIABILITIES
 Amount due to MONY............       2,963       4,612      6,160      16,095
 Amount due to respective Funds      24,596      16,417     30,890     269,119
                                 ----------  ---------- ---------- -----------
        Total liabilities......      27,559      21,029     37,050     285,214
                                 ----------  ---------- ---------- -----------
 Net assets....................  $4,428,227  $6,631,861 $8,927,750 $24,554,376
                                 ==========  ========== ========== ===========
 Net assets consist of:
   Contractholders' net
    payments...................  $4,135,041  $6,197,813 $8,599,412 $23,843,774
   Undistributed net
    investment income..........      78,618     128,050    107,100     710,602
   Accumulated net realized
    gain on investments........      80,651      74,500     53,129           0
   Net unrealized appreciation
    of investments.............     133,917     231,498    168,109           0
                                 ----------  ---------- ---------- -----------
 Net assets....................  $4,428,227  $6,631,861 $8,927,750 $24,554,376
                                 ==========  ========== ========== ===========
 Number of units outstanding*..     389,050     582,117    792,657   2,314,499
                                 ----------  ---------- ---------- -----------
 Net asset value per unit
   outstanding*................  $    11.38  $    11.39 $    11.26 $     10.61
                                 ==========  ========== ========== ===========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                     MONY

                              Variable Account A

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2001


                                                                      MONY Custom Master
                                                    -----------------------------------------------------
                                                                Enterprise Accumulation Trust
                                                    -----------------------------------------------------
                                                                  Small Company              International
                                                       Equity         Value      Managed        Growth
                                                     Subaccount    Subaccount   Subaccount    Subaccount
                                                    ------------  ------------- -----------  -------------
                      ASSETS
Shares held in respective Funds....................    1,088,729       553,887    1,059,399       596,755
                                                    ============   ===========  ===========   ===========
Investments at cost................................ $ 32,220,849   $13,454,991  $26,217,344   $ 4,067,384
                                                    ============   ===========  ===========   ===========
Investments in respective Funds, at net asset value $ 18,878,555   $10,850,637  $20,764,223   $ 2,583,950
Amount due from MONY...............................        1,500        14,540        2,189            60
Amount due from respective Funds...................          868           382        1,182             0
                                                    ------------   -----------  -----------   -----------
       Total assets................................   18,880,923    10,865,559   20,767,594     2,584,010
                                                    ------------   -----------  -----------   -----------
                    LIABILITIES
Amount due to MONY.................................       13,593         7,449       14,906         1,686
Amount due to respective Funds.....................        1,500        14,540        2,189            60
                                                    ------------   -----------  -----------   -----------
       Total liabilities...........................       15,093        21,989       17,095         1,746
                                                    ------------   -----------  -----------   -----------
Net assets......................................... $ 18,865,830   $10,843,570  $20,750,499   $ 2,582,264
                                                    ============   ===========  ===========   ===========
Net assets consist of:
 Contractholders' net payments..................... $ 28,399,289   $10,594,458  $23,171,399   $ 3,780,784
 Undistributed net investment income (loss)........    8,139,430     3,300,622    6,549,412       511,115
 Accumulated net realized loss on investments......   (4,330,595)     (447,156)  (3,517,191)     (226,201)
 Net unrealized depreciation of investments........  (13,342,294)   (2,604,354)  (5,453,121)   (1,483,434)
                                                    ------------   -----------  -----------   -----------
Net assets......................................... $ 18,865,830   $10,843,570  $20,750,499   $ 2,582,264
                                                    ============   ===========  ===========   ===========
Number of units outstanding*.......................    2,538,412     1,046,826    2,273,494       389,596
                                                    ------------   -----------  -----------   -----------
Net asset value per unit outstanding*.............. $       7.43   $     10.36  $      9.13   $      6.63
                                                    ============   ===========  ===========   ===========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                         MONY Custom Master
----------------------------------------------------------------------------------------------------
                                    Enterprise Accumulation Trust
----------------------------------------------------------------------------------------------------
High Yield               Growth and   Small Company   Equity      Capital    Multi-Cap
   Bond       Growth       Income        Growth       Income    Appreciation   Growth      Balanced
Subaccount  Subaccount   Subaccount    Subaccount   Subaccount   Subaccount  Subaccount   Subaccount
----------  -----------  -----------  ------------- ----------  ------------ -----------  ----------

   808,679    3,634,452    2,664,558    1,030,933      609,097    1,014,677    1,024,440     449,932
==========  ===========  ===========   ==========   ==========  ===========  ===========  ==========
$3,720,833  $21,575,924  $16,342,608   $8,792,171   $3,230,012  $ 7,721,299  $12,618,277  $2,239,803
==========  ===========  ===========   ==========   ==========  ===========  ===========  ==========
$3,509,667  $18,935,497  $14,415,261   $8,113,442   $3,057,665  $ 5,773,513  $ 8,636,028  $2,186,667
       355        6,613       16,717          631       10,968        7,806        1,124         122
       508          718          924            0            0            0           90         565
----------  -----------  -----------   ----------   ----------  -----------  -----------  ----------
 3,510,530   18,942,828   14,432,902    8,114,073    3,068,633    5,781,319    8,637,242   2,187,354
----------  -----------  -----------   ----------   ----------  -----------  -----------  ----------

     2,821       13,280       10,385        5,269        1,995        3,812        5,801       2,007
       355        6,613       16,717          631       10,968        7,806        1,124         122
----------  -----------  -----------   ----------   ----------  -----------  -----------  ----------
     3,176       19,893       27,102        5,900       12,963       11,618        6,925       2,129
----------  -----------  -----------   ----------   ----------  -----------  -----------  ----------
$3,507,354  $18,922,935  $14,405,800   $8,108,173   $3,055,670  $ 5,769,701  $ 8,630,317  $2,185,225
==========  ===========  ===========   ==========   ==========  ===========  ===========  ==========

$3,477,880  $22,410,802  $16,860,530   $8,700,383   $3,255,481  $ 7,796,072  $13,611,810  $2,245,886
   272,821     (114,154)    (108,945)     195,756      (10,481)     225,392     (186,576)      5,177
   (32,181)    (733,286)    (418,438)    (109,237)     (16,983)    (303,977)    (812,668)    (12,702)
  (211,166)  (2,640,427)  (1,927,347)    (678,729)    (172,347)  (1,947,786)  (3,982,249)    (53,136)
----------  -----------  -----------   ----------   ----------  -----------  -----------  ----------
$3,507,354  $18,922,935  $14,405,800   $8,108,173   $3,055,670  $ 5,769,701  $ 8,630,317  $2,185,225
==========  ===========  ===========   ==========   ==========  ===========  ===========  ==========
   342,270    2,358,816    1,704,269      953,793      322,414      785,011    1,696,840     232,751
----------  -----------  -----------   ----------   ----------  -----------  -----------  ----------
$    10.25  $      8.02  $      8.45   $     8.50   $     9.48  $      7.35  $      5.09  $     9.39
==========  ===========  ===========   ==========   ==========  ===========  ===========  ==========

                                     MONY

                              Variable Account A

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2001

                                                                         MONY Custom Master
                                                           ---------------------------------------------
                                                            Enterprise Accumulation Trust
                                                           -------------------------------

                                                           Worldwide   Mid-Cap    Emerging  Dreyfus Stock
                                                             Growth     Growth   Countries      Index
                                                           Subaccount Subaccount Subaccount  Subaccount
                                                           ---------- ---------- ---------- -------------
                          ASSETS
Shares held in respective Funds...........................    5,982      36,345     1,512        531,265
                                                            =======    ========   =======    ===========
Investments at cost.......................................  $55,172    $271,304   $13,265    $19,045,585
                                                            =======    ========   =======    ===========
Investments in respective Funds, at net asset value.......  $53,360    $279,132   $14,394    $15,597,940
Amount due from MONY......................................        0           0         0          1,468
Amount due from respective Funds..........................        0           0         0            216
                                                            -------    --------   -------    -----------
       Total assets.......................................   53,360     279,132    14,394     15,599,624
                                                            -------    --------   -------    -----------
                       LIABILITIES
Amount due to MONY........................................       35         177        10         10,544
Amount due to respective Funds............................        0           0         0          1,468
                                                            -------    --------   -------    -----------
       Total liabilities..................................       35         177        10         12,012
                                                            -------    --------   -------    -----------
Net assets................................................  $53,325    $278,955   $14,384    $15,587,612
                                                            =======    ========   =======    ===========
Net assets consist of:
 Contractholders' net payments............................  $55,407    $273,624   $13,276    $19,421,689
 Undistributed net investment income (loss)...............     (241)       (809)      (22)       274,547
 Accumulated net realized gain (loss) on investments......      (29)     (1,688)        1       (660,979)
 Net unrealized appreciation (depreciation) of investments   (1,812)      7,828     1,129     (3,447,645)
                                                            -------    --------   -------    -----------
Net assets................................................  $53,325    $278,955   $14,384    $15,587,612
                                                            =======    ========   =======    ===========
Number of units outstanding*..............................    6,035      36,913     1,323      2,073,771
                                                            -------    --------   -------    -----------
Net asset value per unit outstanding*.....................  $  8.84    $   7.56   $ 10.87    $      7.52
                                                            =======    ========   =======    ===========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                                   MONY Custom Master
------------------------------------------------------------------------------------------------------------------------
               Fidelity Variable Insurance Products Funds                 Janus Aspen Series
  Dreyfus      -----------------------------------------  --------------------------------------------------
 Socially                                      VIP III
Responsible                       VIP II       Growth     Aggressive                  Capital    Worldwide
  Growth        VIP Growth      Contrafund  Opportunities   Growth      Balanced    Appreciation   Growth
Subaccount      Subaccount      Subaccount   Subaccount   Subaccount   Subaccount    Subaccount  Subaccount      TOTAL
-----------    -----------     -----------  ------------- -----------  -----------  ------------ -----------  ------------
    115,204        219,165         379,637      203,099       307,080      554,628      249,110      397,104
===========    ===========     ===========   ==========   ===========  ===========  ===========  ===========
$ 4,232,354    $ 9,858,692     $ 8,854,025   $3,893,814   $14,387,453  $13,716,286  $ 7,338,938  $16,797,831  $294,703,865
===========    ===========     ===========   ==========   ===========  ===========  ===========  ===========  ============
$ 3,072,483    $ 7,337,643     $ 7,615,514   $3,068,820   $ 6,749,624  $12,517,951  $ 5,161,561  $11,333,341  $235,078,043
          7          1,621              82            0         1,159       17,142          339        1,467       426,932
          0            195               0            0           310          350          352          290         7,819
-----------    -----------     -----------   ----------   -----------  -----------  -----------  -----------  ------------
  3,072,490      7,339,459       7,615,596    3,068,820     6,751,093   12,535,443    5,162,252   11,335,098   235,512,794
-----------    -----------     -----------   ----------   -----------  -----------  -----------  -----------  ------------
      2,049          5,084           4,986        2,031         4,743        8,587        3,771        7,702       162,553
          7          1,621              82            0         1,159       17,142          339        1,467       426,932
-----------    -----------     -----------   ----------   -----------  -----------  -----------  -----------  ------------
      2,056          6,705           5,068        2,031         5,902       25,729        4,110        9,169       589,485
-----------    -----------     -----------   ----------   -----------  -----------  -----------  -----------  ------------
$ 3,070,434    $ 7,332,754     $ 7,610,528   $3,066,789   $ 6,745,191  $12,509,714  $ 5,158,142  $11,325,929  $234,923,309
===========    ===========     ===========   ==========   ===========  ===========  ===========  ===========  ============
$ 4,533,168    $10,271,340     $ 9,189,745   $4,055,944   $16,278,797  $13,649,073  $ 7,732,735  $17,786,128  $290,341,740
    (33,999)       396,023         109,872      (50,557)      509,909      614,161       12,589      500,700    22,136,112
   (268,864)      (813,560)       (450,578)    (113,604)   (2,405,686)    (555,185)    (409,805)  (1,496,409)  (17,928,721)
 (1,159,871)    (2,521,049)     (1,238,511)    (824,994)   (7,637,829)  (1,198,335)  (2,177,377)  (5,464,490)  (59,625,822)
-----------    -----------     -----------   ----------   -----------  -----------  -----------  -----------  ------------
$ 3,070,434    $ 7,332,754     $ 7,610,528   $3,066,789   $ 6,745,191  $12,509,714  $ 5,158,142  $11,325,929  $234,923,309
===========    ===========     ===========   ==========   ===========  ===========  ===========  ===========  ============
    442,088        980,438         997,365      451,496     1,543,625    1,329,028      803,440    1,971,964
-----------    -----------     -----------   ----------   -----------  -----------  -----------  -----------
$      6.95    $      7.48     $      7.63   $     6.79   $      4.37  $      9.41  $      6.42  $      5.74
===========    ===========     ===========   ==========   ===========  ===========  ===========  ===========

                                     MONY

                              Variable Account A

                      STATEMENT OF OPERATIONS (continued)

                     For the year ended December 31, 2001

                                                          MONY Custom Master
                               -----------------------------------------------------------------------
                                                                                     Enterprise
                                          MONY Series Fund, Inc.                 Accumulation Trust
                               --------------------------------------------  -------------------------
                               Intermediate Long Term  Government   Money                 Small Company
                                Term Bond      Bond    Securities   Market     Equity         Value
                                Subaccount  Subaccount Subaccount Subaccount Subaccount    Subaccount
                               ------------ ---------- ---------- ---------- -----------  -------------
Dividend income...............   $132,965    $216,008   $192,734  $ 706,143  $         0   $    24,492
Distribution from net
  realized gains..............          0           0          0          0    3,403,100     2,478,663
Mortality and expense risk
  charges.....................    (42,780)    (71,057)   (73,582)  (272,269)    (264,950)     (117,445)
                                 --------    --------   --------  ---------  -----------   -----------
Net investment income (loss)..     90,185     144,951    119,152    433,874    3,138,150     2,385,710
                                 --------    --------   --------  ---------  -----------   -----------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................     79,455      66,316     47,725          0   (4,042,109)     (410,038)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................     26,641       3,221     52,625          0   (3,839,843)   (1,692,450)
                                 --------    --------   --------  ---------  -----------   -----------
Net realized and unrealized
  gain (loss) on investments..    106,096      69,537    100,350          0   (7,881,952)   (2,102,488)
                                 --------    --------   --------  ---------  -----------   -----------
Net increase (decrease) in
  net assets resulting from
  operations..................   $196,281    $214,488   $219,502  $ 433,874  $(4,743,802)  $   283,222
                                 ========    ========   ========  =========  ===========   ===========

                      See notes to financial statements.

                                         MONY Custom Master
----------------------------------------------------------------------------------------------------
                                    Enterprise Accumulation Trust
----------------------------------------------------------------------------------------------------
             International High Yield              Growth and   Small Company   Equity     Capital
 Managed        Growth        Bond      Growth       Income        Growth       Income   Appreciation
Subaccount    Subaccount   Subaccount Subaccount   Subaccount    Subaccount   Subaccount  Subaccount
-----------  ------------- ---------- -----------  -----------  ------------- ---------- ------------
$   460,295   $    19,007  $ 245,388  $    86,455  $   125,516    $       0   $  30,958  $    37,545
  1,101,354       294,414          0            0            0      292,837           0            0
   (278,951)      (38,714)   (37,378)    (253,528)    (189,971)    (102,369)    (37,483)     (82,609)
-----------   -----------  ---------  -----------  -----------    ---------   ---------  -----------
  1,282,698       274,707    208,010     (167,073)     (64,455)     190,468      (6,525)     (45,064)
-----------   -----------  ---------  -----------  -----------    ---------   ---------  -----------

 (3,201,984)     (211,391)   (24,597)    (658,023)    (411,788)    (119,789)    (16,763)    (280,149)

   (888,544)   (1,096,543)   (88,693)  (2,055,917)  (1,538,981)    (501,828)   (330,834)  (1,143,684)
-----------   -----------  ---------  -----------  -----------    ---------   ---------  -----------

 (4,090,528)   (1,307,934)  (113,290)  (2,713,940)  (1,950,769)    (621,617)   (347,597)  (1,423,833)
-----------   -----------  ---------  -----------  -----------    ---------   ---------  -----------

$(2,807,830)  $(1,033,227) $  94,720  $(2,881,013) $(2,015,224)   $(431,149)  $(354,122) $(1,468,897)
===========   ===========  =========  ===========  ===========    =========   =========  ===========

                                     MONY

                              Variable Account A

                      STATEMENT OF OPERATIONS (continued)

                                                                      MONY Custom Master
                               -----------------------------------------------------------------------------------------------
                                                   Enterprise Accumulation Trust
                               ---------------------------------------------------------------------
                                                                                                                     Dreyfus
                                                                                                        Dreyfus      Socially
                                Multi-Cap                  Worldwide       Mid-Cap        Emerging       Stock     Responsible
                                  Growth      Balanced       Growth         Growth       Countries       Index        Growth
                                Subaccount   Subaccount    Subaccount     Subaccount     Subaccount    Subaccount   Subaccount
                               ------------ ------------ -------------- -------------- -------------- ------------ ------------
                                                                                       For the period
                                                         For the period For the period  September 4,
                               For the year For the year May 21, 2001** May 10, 2001**    2001 **     For the year For the year
                                  ended        ended        through        through        through        ended        ended
                               December 31, December 31,  December 31,   December 31,   December 31,  December 31, December 31,
                                   2001         2001          2001           2001           2001          2001         2001
                               ------------ ------------ -------------- -------------- -------------- ------------ ------------
Dividend income............... $         0    $ 31,296      $     0        $     0         $    0     $   174,182   $   2,181
Distribution from net
  realized gains..............           0           0            0              0              0          82,137           0
Mortality and expense risk
  charges.....................    (120,097)    (25,600)        (241)          (809)           (22)       (211,533)    (45,151)
                               -----------    --------      -------        -------         ------     -----------   ---------
Net investment income (loss)..    (120,097)      5,696         (241)          (809)           (22)         44,786     (42,970)
                               -----------    --------      -------        -------         ------     -----------   ---------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................    (721,798)    (12,372)         (29)        (1,688)             1        (637,809)   (264,701)
  Net change in unrealized
   appreciation
   (depreciation)
   of investments.............  (1,063,004)    (69,724)      (1,812)         7,828          1,129      (1,714,359)   (664,023)
                               -----------    --------      -------        -------         ------     -----------   ---------
Net realized and unrealized
  gain (loss) on investments..  (1,784,802)    (82,096)      (1,841)         6,140          1,130      (2,352,168)   (928,724)
                               -----------    --------      -------        -------         ------     -----------   ---------
Net increase (decrease) in
  net assets resulting from
  operations.................. $(1,904,899)   $(76,400)     $(2,082)       $ 5,331         $1,108     $(2,307,382)  $(971,694)
                               ===========    ========      =======        =======         ======     ===========   =========

----------
** Commencement of operations.

                      See notes to financial statements.

                                     MONY

                              Variable Account A

                      STATEMENT OF OPERATIONS (continued)

                     For the year ended December 31, 2001

                                                                            MONY Custom Master
                                -------------------------------------------------------------------------------------------
                                Fidelity Variable Insurance Products Funds                Janus Aspen Series
                                ----------------------------------------- ------------------------------------------------
                                                               VIP III
                                                  VIP II       Growth     Aggressive                Capital    Worldwide
                                 VIP Growth     Contrafund  Opportunities   Growth      Balanced  Appreciation   Growth
                                 Subaccount     Subaccount   Subaccount   Subaccount   Subaccount  Subaccount  Subaccount
                                -----------    -----------  ------------- -----------  ---------- ------------ -----------
Dividend income................ $         0    $    51,795    $   7,741   $         0  $ 329,127  $    69,749  $    60,529
Distribution from net realized
 gains.........................     543,568        207,178            0             0          0            0            0
Mortality and expense risk
 charges.......................    (101,911)      (104,984)     (42,308)     (110,965)  (166,019)     (74,833)    (170,883)
                                -----------    -----------    ---------   -----------  ---------  -----------  -----------
Net investment income
 (loss)........................     441,657        153,989      (34,567)     (110,965)   163,108       (5,084)    (110,354)
                                -----------    -----------    ---------   -----------  ---------  -----------  -----------
Realized and unrealized loss
 on investments:
    Net realized loss on
     investments...............    (808,227)      (447,057)    (104,989)   (2,260,929)  (513,754)    (371,659)  (1,362,169)
    Net change in unrealized
     depreciation of
     investments...............  (1,305,311)      (849,805)    (419,156)   (2,310,254)  (443,426)  (1,117,951)  (2,163,785)
                                -----------    -----------    ---------   -----------  ---------  -----------  -----------
Net realized and unrealized
 loss on investments...........  (2,113,538)    (1,296,862)    (524,145)   (4,571,183)  (957,180)  (1,489,610)  (3,525,954)
                                -----------    -----------    ---------   -----------  ---------  -----------  -----------
Net decrease in net assets
 resulting from operations..... $(1,671,881)   $(1,142,873)   $(558,712)  $(4,682,148) $(794,072) $(1,494,694) $(3,636,308)
                                ===========    ===========    =========   ===========  =========  ===========  ===========







                                   Total
                                ------------
Dividend income................ $  3,004,106
Distribution from net realized
 gains.........................    8,403,251
Mortality and expense risk
 charges.......................   (3,038,442)
                                ------------
Net investment income
 (loss)........................    8,368,915
                                ------------
Realized and unrealized loss
 on investments:
    Net realized loss on
     investments...............  (16,690,315)
    Net change in unrealized
     depreciation of
     investments...............  (25,208,483)
                                ------------
Net realized and unrealized
 loss on investments...........  (41,898,798)
                                ------------
Net decrease in net assets
 resulting from operations..... $(33,529,883)
                                ============

                      See notes to financial statements.

                                     MONY

                              Variable Account A

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                  MONY Custom Master
                                              ----------------------------------------------------------
                                                                MONY Series Fund, Inc.
                                              ----------------------------------------------------------
                                                 Intermediate Term Bond
                                                       Subaccount             Long Term Bond Subaccount
                                              ----------------------------  ----------------------------
                                                            For the period                For the period
                                              For the year April 20, 2000** For the year April 25, 2000**
                                                 ended         through         ended         through
                                              December 31,   December 31,   December 31,   December 31,
                                                  2001           2000           2001           2000
                                              ------------ ---------------- ------------ ----------------
From operations:
  Net investment income (loss)...............  $   90,185     $  (11,567)    $  144,951     $  (16,901)
  Net realized gain (loss) on investments....      79,455          1,196         66,316          8,184
  Net change in unrealized appreciation
   (depreciation) of investments.............      26,641        107,276          3,221        228,277
                                               ----------     ----------     ----------     ----------
Net increase (decrease) in net assets
  resulting from operations..................     196,281         96,905        214,488        219,560
                                               ----------     ----------     ----------     ----------
From unit transactions:
  Net proceeds from the issuance of units....   2,923,395      2,042,760      3,570,402      3,373,851
  Net asset value of units redeemed or used
   to meet contract obligations..............    (818,157)       (12,957)      (604,966)      (141,474)
                                               ----------     ----------     ----------     ----------
Net increase from unit transactions..........   2,105,238      2,029,803      2,965,436      3,232,377
                                               ----------     ----------     ----------     ----------
Net increase (decrease) in net assets........   2,301,519      2,126,708      3,179,924      3,451,937
Net assets beginning of period...............   2,126,708              0      3,451,937              0
                                               ----------     ----------     ----------     ----------
Net assets end of period*....................  $4,428,227     $2,126,708     $6,631,861     $3,451,937
                                               ==========     ==========     ==========     ==========
Unit transactions:
Units outstanding beginning of period........     200,073              0        317,823              0
Units issued during the period...............     260,876        201,330        318,448        331,798
Units redeemed during the period.............     (71,899)        (1,257)       (54,154)       (13,975)
                                               ----------     ----------     ----------     ----------
Units outstanding end of period..............     389,050        200,073        582,117        317,823
                                               ==========     ==========     ==========     ==========
----------
*  Includes undistributed net investment
   income (loss) of:                           $   78,618     $  (11,567)    $  128,050     $  (16,901)
                                               ==========     ==========     ==========     ==========

** Commencement of operations

                      See notes to financial statements.

                                                  MONY Custom Master
----------------------------------------------------------------------------------------------------------------------
                   MONY Series Fund, Inc.                                  Enterprise Accumulation Trust
-----------------------------------------------------------  ---------------------------------------------------------
    Government Securities              Money Market                                               Small Company
         Subaccount                     Subaccount                 Equity Subaccount             Value Subaccount
----------------------------  -----------------------------  ----------------------------  ---------------------------
              For the period                 For the period                For the period               For the period
For the year April 26, 2000** For the year  April 10, 2000** For the year April 14, 2000** For the year April 7, 2000**
   ended         through         ended          through         ended         through         ended         through
December 31,   December 31,   December 31,    December 31,   December 31,   December 31,   December 31,  December 31,
    2001           2000           2001            2000           2001           2000           2001          2000
------------ ---------------- ------------  ---------------- ------------ ---------------- ------------ ---------------
 $  119,152     $  (12,052)   $    433,874    $    276,728   $ 3,138,150    $ 5,001,280    $ 2,385,710    $  914,912
     47,725          5,404               0               0    (4,042,109)      (288,486)      (410,038)      (37,118)
     52,625        115,484               0               0    (3,839,843)    (9,502,451)    (1,692,450)     (911,904)
 ----------     ----------    ------------    ------------   -----------    -----------    -----------    ----------
    219,502        108,836         433,874         276,728    (4,743,802)    (4,789,657)       283,222       (34,110)
 ----------     ----------    ------------    ------------   -----------    -----------    -----------    ----------
  5,894,617      3,173,974      30,563,895      26,839,270     4,545,488     27,692,089      4,659,053     6,787,769

   (413,290)       (55,889)    (19,388,321)    (14,171,070)   (3,021,091)      (817,197)      (657,002)     (195,362)
 ----------     ----------    ------------    ------------   -----------    -----------    -----------    ----------
  5,481,327      3,118,085      11,175,574      12,668,200     1,524,397     26,874,892      4,002,051     6,592,407
 ----------     ----------    ------------    ------------   -----------    -----------    -----------    ----------
  5,700,829      3,226,921      11,609,448      12,944,928    (3,219,405)    22,085,235      4,285,273     6,558,297
  3,226,921              0      12,944,928               0    22,085,235              0      6,558,297             0
 ----------     ----------    ------------    ------------   -----------    -----------    -----------    ----------
 $8,927,750     $3,226,921    $ 24,554,376    $ 12,944,928   $18,865,830    $22,085,235    $10,843,570    $6,558,297
 ==========     ==========    ============    ============   ===========    ===========    ===========    ==========
    301,304              0       1,249,641               0     2,379,095              0        657,017             0
    528,732        306,659       2,908,012       2,638,767       563,571      2,455,112        456,745       677,462
    (37,379)        (5,355)     (1,843,154)     (1,389,126)     (404,254)       (76,017)       (66,936)      (20,445)
 ----------     ----------    ------------    ------------   -----------    -----------    -----------    ----------
    792,657        301,304       2,314,499       1,249,641     2,538,412      2,379,095      1,046,826       657,017
 ==========     ==========    ============    ============   ===========    ===========    ===========    ==========

 $  107,100     $  (12,052)   $    710,602    $    276,728   $ 8,139,430    $ 5,001,280    $ 3,300,622    $  914,912
 ==========     ==========    ============    ============   ===========    ===========    ===========    ==========

                                     MONY

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                                                    MONY Custom Master
                                                                ----------------------------------------------------------
                                                                               Enterprise Accumulation Trust
                                                                ----------------------------------------------------------
                                                                                                      International
                                                                           Managed                       Growth
                                                                         Subaccount                    Subaccount
                                                                ----------------------------  ----------------------------
                                                                              For the period                For the period
                                                                For the year April 17, 2000** For the year April 18, 2000**
                                                                   ended         through         ended         through
                                                                December 31,   December 31,   December 31,   December 31,
                                                                    2001           2000           2001           2000
                                                                ------------ ---------------- ------------ ----------------
From operations:
 Net investment income (loss).................................. $ 1,282,698    $ 5,266,714    $   274,707     $  236,408
 Net realized gain (loss) on investments.......................  (3,201,984)      (315,207)      (211,391)       (14,810)
 Net change in unrealized depreciation of investments..........    (888,544)    (4,564,577)    (1,096,543)      (386,891)
                                                                -----------    -----------    -----------     ----------
Net increase (decrease) in net assets resulting from operations  (2,807,830)       386,930     (1,033,227)      (165,293)
                                                                -----------    -----------    -----------     ----------
From unit transactions:
 Net proceeds from the issuance of units.......................   7,473,196     21,041,331        470,332      3,782,347
 Net asset value of units redeemed or used to meet contract
   obligations.................................................  (3,719,098)    (1,624,030)      (306,925)      (164,970)
                                                                -----------    -----------    -----------     ----------
Net increase from unit transactions............................   3,754,098     19,417,301        163,407      3,617,377
                                                                -----------    -----------    -----------     ----------
Net increase (decrease) in net assets..........................     946,268     19,804,231       (869,820)     3,452,084
Net assets beginning of period.................................  19,804,231              0      3,452,084              0
                                                                -----------    -----------    -----------     ----------
Net assets end of period*...................................... $20,750,499    $19,804,231    $ 2,582,264     $3,452,084
                                                                ===========    ===========    ===========     ==========
Unit transactions:
Units outstanding beginning of period..........................   1,901,068              0        370,601              0
Units issued during the period.................................     780,291      2,058,541         61,210        387,561
Units redeemed during the period...............................    (407,865)      (157,473)       (42,215)       (16,960)
                                                                -----------    -----------    -----------     ----------
Units outstanding end of period................................   2,273,494      1,901,068        389,596        370,601
                                                                ===========    ===========    ===========     ==========
----------
*Includes undistributed net investment income (loss) of:        $ 6,549,412    $ 5,266,714    $   511,115     $  236,408
                                                                ===========    ===========    ===========     ==========

** Commencement of operations

                      See notes to financial statements.

                                                MONY Custom Master
-----------------------------------------------------------------------------------------------------------------
                                          Enterprise Accumulation Trust
-----------------------------------------------------------------------------------------------------------------
        High Yield                                                Growth and                 Small Company
           Bond                        Growth                       Income                       Growth
        Subaccount                   Subaccount                   Subaccount                   Subaccount
--------------------------  ---------------------------  ---------------------------  ---------------------------
             For the period              For the period               For the period               For the period
For the year May 3, 2000**  For the year April 7, 2000** For the year April 7, 2000** For the year April 7, 2000**
   ended        through        ended         through        ended         through        ended         through
December 31,  December 31,  December 31,  December 31,   December 31,  December 31,   December 31,  December 31,
    2001          2000          2001          2000           2001          2000           2001          2000
------------ -------------- ------------ --------------- ------------ --------------- ------------ ---------------
 $  208,010    $   64,811   $  (167,073)   $    52,919   $   (64,455)   $   (44,490)  $   190,468    $    5,288
    (24,597)       (7,584)     (658,023)       (75,263)     (411,788)        (6,650)     (119,789)       10,552
    (88,693)     (122,473)   (2,055,917)      (584,510)   (1,538,981)      (388,366)     (501,828)     (176,901)
 ----------    ----------   -----------    -----------   -----------    -----------   -----------    ----------
     94,720       (65,246)   (2,881,013)      (606,854)   (2,015,224)      (439,506)     (431,149)     (161,061)
 ----------    ----------   -----------    -----------   -----------    -----------   -----------    ----------
  1,675,807     2,136,352     4,304,531     21,477,969     5,202,204     14,425,669     1,621,246     8,415,117

   (179,500)     (154,779)   (2,439,126)      (932,572)   (2,395,453)      (371,890)   (1,113,924)     (222,056)
 ----------    ----------   -----------    -----------   -----------    -----------   -----------    ----------
  1,496,307     1,981,573     1,865,405     20,545,397     2,806,751     14,053,779       507,322     8,193,061
 ----------    ----------   -----------    -----------   -----------    -----------   -----------    ----------
  1,591,027     1,916,327    (1,015,608)    19,938,543       791,527     13,614,273        76,173     8,032,000
  1,916,327             0    19,938,543              0    13,614,273              0     8,032,000             0
 ----------    ----------   -----------    -----------   -----------    -----------   -----------    ----------
 $3,507,354    $1,916,327   $18,922,935    $19,938,543   $14,405,800    $13,614,273   $ 8,108,173    $8,032,000
 ==========    ==========   ===========    ===========   ===========    ===========   ===========    ==========
    195,361             0     2,143,387              0     1,399,799              0       896,084             0
    164,537       210,895       524,862      2,243,911       580,466      1,437,821       197,266       921,812
    (17,628)      (15,534)     (309,433)      (100,524)     (275,996)       (38,022)     (139,557)      (25,728)
 ----------    ----------   -----------    -----------   -----------    -----------   -----------    ----------
    342,270       195,361     2,358,816      2,143,387     1,704,269      1,399,799       953,793       896,084
 ==========    ==========   ===========    ===========   ===========    ===========   ===========    ==========

 $  272,821    $   64,811   $  (114,154)   $    52,919   $  (108,945)   $   (44,490)  $   195,756    $    5,288
 ==========    ==========   ===========    ===========   ===========    ===========   ===========    ==========

                                     MONY

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                         MONY Custom Master
                     ----------------------------------------------------------
                                    Enterprise Accumulation Trust
                     ----------------------------------------------------------
                                Equity                        Capital
                                Income                     Appreciation
                              Subaccount                    Subaccount
                     ----------------------------  ----------------------------
                                   For the period                For the period
                     For the year April 10, 2000** For the year April 12, 2000**
                        ended         through         ended         through
                     December 31,   December 31,   December 31,   December 31,
                         2001           2000           2001           2000
                     ------------ ---------------- ------------ ----------------
From operations:
 Net investment
   income (loss)....  $   (6,525)    $   (3,956)   $   (45,064)    $  270,456
 Net realized gain
   (loss) on
   investments......     (16,763)          (220)      (280,149)       (23,828)
 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments...    (330,834)       158,487     (1,143,684)      (804,102)
                      ----------     ----------    -----------     ----------
Net increase
 (decrease) in net
 assets resulting
 from operations....    (354,122)       154,311     (1,468,897)      (557,474)
                      ----------     ----------    -----------     ----------
From unit
 transactions:
 Net proceeds from
   the issuance of
   units............   1,189,482      2,392,980      1,103,856      7,530,724
 Net asset value of
   units redeemed
   or used to meet
   contract
   obligations......    (283,243)       (43,738)      (694,730)      (143,778)
                      ----------     ----------    -----------     ----------
Net increase from
 unit transactions..     906,239      2,349,242        409,126      7,386,946
                      ----------     ----------    -----------     ----------
Net increase
 (decrease) in net
 assets.............     552,117      2,503,553     (1,059,771)     6,829,472
Net assets
 beginning of period   2,503,553              0      6,829,472              0
                      ----------     ----------    -----------     ----------
Net assets end of
 period*............  $3,055,670     $2,503,553    $ 5,769,701     $6,829,472
                      ==========     ==========    ===========     ==========
Unit transactions:
Units outstanding
 beginning of period     232,503              0        740,903              0
Units issued during
 the period.........     119,255        236,837        137,236        756,814
Units redeemed
 during the period..     (29,344)        (4,334)       (93,128)       (15,911)
                      ----------     ----------    -----------     ----------
Units outstanding
 end of period......     322,414        232,503        785,011        740,903
                      ==========     ==========    ===========     ==========
----------
*  Includes
   undistributed
   net investment
   income (loss) of:  $  (10,481)    $   (3,956)   $   225,392     $  270,456
                      ==========     ==========    ===========     ==========

** Commencement of operations

                      See notes to financial statements.

                                             MONY Custom Master
------------------------------------------------------------------------------------------------------------
                                        Enterprise Accumulation Trust
------------------------------------------------------------------------------------------------------------
                                                              Worldwide       Mid-Cap
                                                                Growth         Growth     Emerging Countries
 Multi-Cap Growth Subaccount       Balanced Subaccount        Subaccount     Subaccount       Subaccount
----------------------------  ----------------------------  -------------- -------------- -------------------
              For the period                For the period  For the period For the period   For the period
For the year April 13, 2000** For the year April 28, 2000** May 21, 2001** May 10, 2001** September 4, 2001**
   ended         through         ended         through         through        through           through
December 31,   December 31,   December 31,   December 31,    December 31,   December 31,     December 31,
    2001           2000           2001           2000            2001           2001             2001
------------ ---------------- ------------ ---------------- -------------- -------------- -------------------
$  (120,097)   $   (66,479)    $    5,696     $     (519)      $  (241)       $   (809)         $   (22)
   (721,798)       (90,870)       (12,372)          (330)          (29)         (1,688)               1
 (1,063,004)    (2,919,245)       (69,724)        16,588        (1,812)          7,828            1,129
-----------    -----------     ----------     ----------       -------        --------          -------
 (1,904,899)    (3,076,594)       (76,400)        15,739        (2,082)          5,331            1,108
-----------    -----------     ----------     ----------       -------        --------          -------
  1,504,464     13,662,872        753,996      1,739,895        55,407         273,624           13,276
 (1,192,372)      (363,154)      (135,002)      (113,003)            0               0                0
-----------    -----------     ----------     ----------       -------        --------          -------
    312,092     13,299,718        618,994      1,626,892        55,407         273,624           13,276
-----------    -----------     ----------     ----------       -------        --------          -------
 (1,592,807)    10,223,124        542,594      1,642,631        53,325         278,955           14,384
 10,223,124              0      1,642,631              0             0               0                0
-----------    -----------     ----------     ----------       -------        --------          -------
$ 8,630,317    $10,223,124     $2,185,225     $1,642,631       $53,325        $278,955          $14,384
===========    ===========     ==========     ==========       =======        ========          =======
  1,645,677              0        165,938              0             0               0                0
    283,211      1,697,428         81,423        177,445         6,035          36,913            1,323
   (232,048)       (51,751)       (14,610)       (11,507)            0               0                0
-----------    -----------     ----------     ----------       -------        --------          -------
  1,696,840      1,645,677        232,751        165,938         6,035          36,913            1,323
===========    ===========     ==========     ==========       =======        ========          =======

$  (186,576)   $   (66,479)    $    5,177     $     (519)      $  (241)       $   (809)         $   (22)
===========    ===========     ==========     ==========       =======        ========          =======

                                     MONY

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                   MONY Custom Master
                               ---------------------------------------------------------

                                   Dreyfus Stock Index      Dreyfus Socially Responsible
                                        Subaccount                Growth Subaccount
-                              ---------------------------  ----------------------------
                                            For the period                For the period
                               For the year April 7, 2000** For the year April 13, 2000**
                                  ended         through        ended         through
                               December 31,  December 31,   December 31,   December 31,
                                   2001          2000           2001           2000
-                              ------------ --------------- ------------ ----------------
From operations:
 Net investment income
   (loss) .................... $    44,786    $   229,761    $  (42,970)    $    8,971
 Net realized loss on
   investments................    (637,809)       (23,170)     (264,701)        (4,163)
 Net change in unrealized
   depreciation of
   investments ...............  (1,714,359)    (1,733,286)     (664,023)      (495,848)
                               -----------    -----------    ----------     ----------
Net decrease in net assets
 resulting from operations....  (2,307,382)    (1,526,695)     (971,694)      (491,040)
                               -----------    -----------    ----------     ----------
From unit transactions:
 Net proceeds from the
   issuance of units..........   4,368,797     17,686,351       951,814      4,186,192
 Net asset value of units
   redeemed or used to meet
   contract obligations.......  (2,236,687)      (396,772)     (530,433)       (74,405)
                               -----------    -----------    ----------     ----------
Net increase from unit
 transactions.................   2,132,110     17,289,579       421,381      4,111,787
                               -----------    -----------    ----------     ----------
Net increase (decrease) in
 net assets...................    (175,272)    15,762,884      (550,313)     3,620,747
Net assets beginning
 of period ...................  15,762,884              0     3,620,747              0
                               -----------    -----------    ----------     ----------
Net assets end of period*..... $15,587,612    $15,762,884    $3,070,434     $3,620,747
                               ===========    ===========    ==========     ==========
Unit transactions:
Units outstanding beginning
 of period....................   1,815,979              0       397,834              0
Units issued during
  the period .................     549,918      1,859,176       116,520        405,232
Units redeemed during the
 period.......................    (292,126)       (43,197)      (72,266)        (7,398)
                               -----------    -----------    ----------     ----------
Units outstanding end of
 period.......................   2,073,771      1,815,979       442,088        397,834
                               ===========    ===========    ==========     ==========
----------
*  Includes undistributed net
   investment income (loss)
   of: ....................... $   274,547    $   229,761    $  (33,999)    $    8,971
                               ===========    ===========    ==========     ==========
** Commencement of operations

                      See notes to financial statements.

                                                 MONY Custom Master
--------------------------------------------------------------------------------------------------------------------
                      Fidelity Variable Insurance Products Funds                             Janus Aspen Series
--------------------------------------------------------------------------------------  ----------------------------
                                                           VIP III Growth Opportunities
    VIP Growth Subaccount     VIP II Contrafund Subaccount          Subaccount          Aggressive Growth Subaccount
----------------------------  ---------------------------  ---------------------------  ----------------------------
              For the period               For the period               For the period                For the period
For the year April 17, 2000** For the year April 7, 2000** For the year April 7, 2000** For the year April 12, 2000**
   ended         through         ended         through        ended         through        ended         through
December 31,   December 31,   December 31,  December 31,   December 31,  December 31,   December 31,   December 31,
    2001           2000           2001          2000           2001          2000           2001           2000
------------ ---------------- ------------ --------------- ------------ --------------- ------------ ----------------
$   441,657    $   (45,634)   $   153,989    $  (44,117)    $  (34,567)   $  (15,990)   $  (110,965)   $   620,874
   (808,227)        (5,333)      (447,057)       (3,521)      (104,989)       (8,615)    (2,260,929)      (144,757)
 (1,305,311)    (1,215,738)      (849,805)     (388,706)      (419,156)     (405,838)    (2,310,254)    (5,327,575)
-----------    -----------    -----------    ----------     ----------    ----------    -----------    -----------
 (1,671,881)    (1,266,705)    (1,142,873)     (436,344)      (558,712)     (430,443)    (4,682,148)    (4,851,458)
-----------    -----------    -----------    ----------     ----------    ----------    -----------    -----------
  2,326,185      9,593,133      2,246,402     8,461,106        623,278     3,794,073      1,773,770     16,497,634
 (1,490,845)      (157,133)    (1,354,366)     (163,397)      (265,273)      (96,134)    (1,701,026)      (291,581)
-----------    -----------    -----------    ----------     ----------    ----------    -----------    -----------
    835,340      9,436,000        892,036     8,297,709        358,005     3,697,939         72,744     16,206,053
-----------    -----------    -----------    ----------     ----------    ----------    -----------    -----------
   (836,541)     8,169,295       (250,837)    7,861,365       (200,707)    3,267,496     (4,609,404)    11,354,595
  8,169,295              0      7,861,365             0      3,267,496             0     11,354,595              0
-----------    -----------    -----------    ----------     ----------    ----------    -----------    -----------
$ 7,332,754    $ 8,169,295    $ 7,610,528    $7,861,365     $3,066,789    $3,267,496    $ 6,745,191    $11,354,595
===========    ===========    ===========    ==========     ==========    ==========    ===========    ===========

    885,987              0        890,303             0        405,851             0      1,548,721              0
    287,619        901,860        284,988       908,202         84,609       416,997        320,500      1,583,012
   (193,168)       (15,873)      (177,926)      (17,899)       (38,964)      (11,146)      (325,596)       (34,291)
-----------    -----------    -----------    ----------     ----------    ----------    -----------    -----------
    980,438        885,987        997,365       890,303        451,496       405,851      1,543,625      1,548,721
===========    ===========    ===========    ==========     ==========    ==========    ===========    ===========

$   396,023    $   (45,634)   $   109,872    $  (44,117)    $  (50,557)   $  (15,990)   $   509,909    $   620,874
===========    ===========    ===========    ==========     ==========    ==========    ===========    ===========

                                     MONY

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)


                                                   -----------------------------

                                                   -----------------------------

                                                        Balanced Subaccount
                                                   ----------------------------
                                                                 For the period
                                                   For the year April 17, 2000**
                                                      ended         through
                                                   December 31,   December 31,
                                                       2001           2000
                                                   ------------ ----------------
From operations:
 Net investment income (loss)..................... $   163,108    $   451,053
 Net realized loss on investments.................    (513,754)       (41,431)
 Net change in unrealized depreciation of
   investments....................................    (443,426)      (754,909)
                                                   -----------    -----------
Net decrease in net assets resulting from
 operations.......................................    (794,072)      (345,287)
                                                   -----------    -----------
From unit transactions:
 Net proceeds from the issuance of units..........   3,772,307     11,929,600
 Net asset value of units redeemed or used to
   meet contract obligations......................  (1,772,104)      (280,730)
                                                   -----------    -----------
Net increase from unit transactions...............   2,000,203     11,648,870
                                                   -----------    -----------
Net increase (decrease) in net assets.............   1,206,131     11,303,583
Net assets beginning of period....................  11,303,583              0
                                                   -----------    -----------
Net assets end of period*......................... $12,509,714    $11,303,583
                                                   ===========    ===========
Unit transactions:
Units outstanding beginning of period.............   1,129,356              0
Units issued during the period....................     388,808      1,156,931
Units redeemed during the period..................    (189,136)       (27,575)
                                                   -----------    -----------
Units outstanding end of period...................   1,329,028      1,129,356
                                                   ===========    ===========
----------
* Includes undistributed net investment income of: $   614,161    $   451,053
                                                   ===========    ===========
**Commencement of operations




                                                       Capital Appreciation            Worldwide Growth
                                                            Subaccount                    Subaccount
                                                   ----------------------------  ---------------------------
                                                                 For the period               For the period
                                                   For the year April 12, 2000** For the year April 7, 2000**
                                                      ended         through         ended         through
                                                   December 31,   December 31,   December 31,  December 31,
                                                       2001           2000           2001          2000
                                                   ------------ ---------------- ------------ ---------------
From operations:
 Net investment income (loss)..................... $    (5,084)   $    17,673    $  (110,354)   $   611,054
 Net realized loss on investments.................    (371,659)       (38,146)    (1,362,169)      (134,240)
 Net change in unrealized depreciation of
   investments....................................  (1,117,951)    (1,059,426)    (2,163,785)    (3,300,705)
                                                   -----------    -----------    -----------    -----------
Net decrease in net assets resulting from
 operations.......................................  (1,494,694)    (1,079,899)    (3,636,308)    (2,823,891)
                                                   -----------    -----------    -----------    -----------
From unit transactions:
 Net proceeds from the issuance of units..........   1,392,290      7,381,217      2,121,678     18,039,926
 Net asset value of units redeemed or used to
   meet contract obligations......................    (765,234)      (275,538)    (2,032,893)      (342,583)
                                                   -----------    -----------    -----------    -----------
Net increase from unit transactions...............     627,056      7,105,679         88,785     17,697,343
                                                   -----------    -----------    -----------    -----------
Net increase (decrease) in net assets.............    (867,638)     6,025,780     (3,547,523)    14,873,452
Net assets beginning of period....................   6,025,780              0     14,873,452              0
                                                   -----------    -----------    -----------    -----------
Net assets end of period*......................... $ 5,158,142    $ 6,025,780    $11,325,929    $14,873,452
                                                   ===========    ===========    ===========    ===========
Unit transactions:
Units outstanding beginning of period.............     724,626              0      1,979,529              0
Units issued during the period....................     189,632        755,737        325,746      2,022,102
Units redeemed during the period..................    (110,818)       (31,111)      (333,311)       (42,573)
                                                   -----------    -----------    -----------    -----------
Units outstanding end of period...................     803,440        724,626      1,971,964      1,979,529
                                                   ===========    ===========    ===========    ===========
----------
* Includes undistributed net investment income of: $    12,589    $    17,673    $   500,700    $   611,054
                                                   ===========    ===========    ===========    ===========
**Commencement of operations





                                                              Total
                                                   --------------------------

                                                   For the year  For the year
                                                      ended         ended
                                                   December 31,  December 31,
                                                       2001          2000
                                                   ------------  ------------
From operations:
 Net investment income (loss)..................... $  8,368,915  $ 13,767,197
 Net realized loss on investments.................  (16,690,315)   (1,238,406)
 Net change in unrealized depreciation of
   investments....................................  (25,208,483)  (34,417,339)
                                                   ------------  ------------
Net decrease in net assets resulting from
 operations.......................................  (33,529,883)  (21,888,548)
                                                   ------------  ------------
From unit transactions:
 Net proceeds from the issuance of units..........   97,374,792   264,084,201
 Net asset value of units redeemed or used to
   meet contract obligations......................  (49,511,061)  (21,606,192)
                                                   ------------  ------------
Net increase from unit transactions...............   47,863,731   242,478,009
                                                   ------------  ------------
Net increase (decrease) in net assets.............   14,333,848   220,589,461
Net assets beginning of period....................  220,589,461             0
                                                   ------------  ------------
Net assets end of period*......................... $234,923,309  $220,589,461
                                                   ============  ============
Unit transactions:
Units outstanding beginning of period.............
Units issued during the period....................
Units redeemed during the period..................

Units outstanding end of period...................

----------
* Includes undistributed net investment income of: $ 22,136,112  $ 13,767,197
                                                   ============  ============
**Commencement of operations

                      See notes to financial statements.

                                     MONY

                              Variable Account A

                         NOTES TO FINANCIAL STATEMENTS


1. Organization and Business:

   MONY Variable Account A (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Flexible Payment Variable Annuity policies (MONYMaster, ValueMaster and MONY Custom Master). These policies are issued by MONY. For presentation purposes, the information related only to the MONY Custom Master annuity policy is presented here.

   There are twenty-eight MONY Custom Master Subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the "Funds"). Certain subaccounts of the MONY Custom Master commenced operations during the year ended December 31, 2000, and the remaining subaccounts commenced operations during the period ended December 31, 2001. The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2. Significant Accounting Policies:

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

   Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distribution of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

                                     MONY

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)



3. Related Party Transactions:

   MONY is the legal owner of the assets held by the Variable Account.

   Purchase payments received from MONY by the Variable Account represent gross purchase payments recorded by MONY less deductions retained as compensation for any premium taxes.

   A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the period ended December 31, 2001 the amount deducted for such purposes for all MONY Custom Master subaccounts was $14,968,186.

   MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.35% of average daily net assets of each of the MONY Custom Master subaccounts. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

   MONY and MONY America receives fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the period ended December 31, 2001, MONY received $112,383 in aggregate from certain funds in connection with MONY Custom Master subaccounts.

                                     MONY

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)



4. Investment Transactions:

   Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the period ended December 31, 2001 were as follows:

                                                 Cost of Shares
                                                    Acquired    Proceeds from
                                                   (Excludes       Shares
  MONY Custom Master Subaccounts                 Reinvestments)   Redeemed
  ------------------------------                 -------------- -------------
  MONY Series Fund, Inc.
  Intermediate Term Bond Portfolio..............  $ 3,003,962    $   939,742
  Long Term Bond Portfolio......................    3,695,858        798,900
  Government Securities Portfolio...............    6,098,844        686,782
  Money Market Portfolio........................   32,134,985     21,222,075

  Enterprise Accumulation Trust
  Equity Portfolio..............................    4,713,835      3,452,883
  Small Company Value Portfolio.................    4,727,637        839,241
  Managed Portfolio.............................    7,800,706      4,321,824
  International Growth Portfolio................      483,454        358,789
  High Yield Bond Portfolio.....................    1,785,256        325,006
  Growth Portfolio..............................    4,606,040      2,991,507
  Growth and Income Portfolio...................    5,544,925      2,925,541
  Small Company Growth Portfolio................    1,723,355      1,317,092
  Equity Income Portfolio.......................    1,251,094        381,585
  Capital Appreciation Portfolio................    1,325,565        998,656
  Multi-Cap Growth Portfolio....................    1,759,897      1,567,432
  Balanced Portfolio............................      763,600        169,592
  Worldwide Growth Portfolio....................       55,406            205
  Mid-Cap Growth Portfolio......................      281,751          8,759
  Emerging Countries Portfolio..................       13,277             13

  Dreyfus
  Dreyfus Stock Index Fund......................    4,470,823      2,547,893
  Dreyfus Socially Responsible Growth Fund, Inc.    1,052,992        676,527

  Fidelity Variable Insurance Products Funds
  VIP Growth Portfolio..........................    2,499,965      1,765,785
  VIP II Contrafund Portfolio...................    2,738,609      1,950,516
  VIP III Growth Opportunities Portfolio........      670,060        353,961

  Janus Aspen Series
  Aggressive Growth Portfolio...................    1,860,413      1,900,053
  Balanced Portfolio............................    4,190,317      2,353,677
  Capital Appreciation Portfolio................    1,440,554        887,998
  Worldwide Growth Portfolio....................    2,471,449      2,553,778

                                     MONY

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)



5. Financial Highlights:

   For a unit outstanding throughout the period ended December 31, 2001:

                                                                          For the period ended
                                               At December 31, 2001         December 31, 2001
                                             ------------------------ ----------------------------
                                                               Net    Investment
                                                        Unit  Assets    Income   Expense    Total
MONY Custom Master Subaccounts                 Units   Values (000s)    Ratio*   Ratio**  Return***
------------------------------               --------- ------ ------- ---------- -------  ---------
MONY Series Fund, Inc.
Intermediate Term Bond Subaccount...........   389,050 $11.38 $ 4,428    4.20%    1.35%      7.06%
Long Term Bond Subaccount...................   582,117  11.39   6,632    4.10     1.35       4.88
Government Securities Subaccount............   792,657  11.26   8,928    3.54     1.35       5.14
Money Market Subaccount..................... 2,314,499  10.61  24,554    3.50     1.35       2.41

Enterprise Accumulation Trust
Equity Subaccount........................... 2,538,412   7.43  18,866    0.00     1.35     (19.94)
Small Company Value Subaccount.............. 1,046,826  10.36  10,844    0.28     1.35       3.81
Managed Subaccount.......................... 2,273,494   9.13  20,750    2.23     1.35     (12.38)
International Growth Subaccount.............   389,596   6.63   2,582    0.66     1.35     (28.79)
High Yield Bond Subaccount..................   342,270  10.25   3,507    8.86     1.35       4.49
Growth Subaccount........................... 2,358,816   8.02  18,923    0.46     1.35     (13.76)
Growth and Income Subaccount................ 1,704,269   8.45  14,406    0.89     1.35     (13.16)
Small Company Growth Subaccount.............   953,793   8.50   8,108    0.00     1.35      (5.13)
Equity Income Subaccount....................   322,414   9.48   3,056    1.11     1.35     (11.98)
Capital Appreciation Subaccount.............   785,011   7.35   5,770    0.61     1.35     (20.28)
Multi-Cap Growth Subaccount................. 1,696,840   5.09   8,630    0.00     1.35     (18.04)
Balanced Subaccount.........................   232,751   9.39   2,185    1.65     1.35      (5.15)
Worldwide Growth Subaccount (1).............     6,035   8.84      53    0.00(^)  1.35(^)  (11.60)
Mid-Cap Growth Subaccount (2)...............    36,913   7.56     279    0.00(^)  1.35(^)  (24.40)
Emerging Countries Subaccount (3)...........     1,323  10.87      14    0.00(^)  1.35(^)    8.70

Dreyfus
Dreyfus Stock Index Subaccount.............. 2,073,771   7.52  15,588    1.11     1.35     (13.36)
Dreyfus Socially Responsible Growth
  Subaccount................................   442,088   6.95   3,070    0.07     1.35     (23.63)

Fidelity Variable Insurance Products Funds
VIP Growth Subaccount.......................   980,438   7.48   7,333    0.00     1.35     (18.88)
VIP II Contrafund Subaccount................   997,365   7.63   7,611    0.67     1.35     (13.59)
VIP III Growth Opportunities Subaccount.....   451,496   6.79   3,067    0.25     1.35     (15.65)

Janus Aspen Series
Aggressive Growth Subaccount................ 1,543,625   4.37   6,745    0.00     1.35     (40.38)
Balanced Subaccount......................... 1,329,028   9.41  12,510    2.68     1.35      (5.99)
Capital Appreciation Subaccount.............   803,440   6.42   5,158    1.26     1.35     (22.84)
Worldwide Growth Subaccount................. 1,971,964   5.74  11,326    0.48     1.35     (23.57)

                                     MONY

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)


5. Financial Highlights: (continued)
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)Annualized
(1)For the period May 21, 2001 (commencement of operations) through December 31, 2001.
(2)For the period May 10, 2001 (commencement of operations) through December 31, 2001.
(3)For the period September 4, 2001 (commencement of operations) through December 31, 2001.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account A -- MONYMaster and ValueMaster

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of MONYMaster's and ValueMaster's Subaccounts of MONY Variable Account A at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2002

                                     MONY

                              Variable Account A

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2001

                                                      MONYMaster
                               --------------------------------------------------------
                                                MONY Series Fund, Inc.
                               --------------------------------------------------------
                                 Equity     Equity   Intermediate Long Term
                                 Growth     Income    Term Bond      Bond    Diversified
                               Subaccount Subaccount  Subaccount  Subaccount Subaccount
                               ---------- ---------- ------------ ---------- -----------
           ASSETS
Shares held in respective
  Funds.......................     2,876      1,448      423,473     677,032      6,633
                               =========  =========   ==========  ==========  =========
Investments at cost........... $  51,709  $  24,339   $4,544,944  $8,749,657  $ 109,141
                               =========  =========   ==========  ==========  =========
Investments in respective
  Funds, at net asset value... $  46,302  $  23,689   $4,772,538  $9,058,686  $  73,560
Amount due from MONY..........         0          0          931          52          0
Amount due from respective
  Funds.......................        12          0           42          64          9
                               ---------  ---------   ----------  ----------  ---------
       Total assets...........    46,314     23,689    4,773,511   9,058,802     73,569
                               ---------  ---------   ----------  ----------  ---------
         LIABILITIES
Amount due to MONY............        41         15        2,969       5,595         54
Amount due to respective Funds         0          0          931          52          0
                               ---------  ---------   ----------  ----------  ---------
       Total liabilities......        41         15        3,900       5,647         54
                               ---------  ---------   ----------  ----------  ---------
Net assets.................... $  46,273  $  23,674   $4,769,611  $9,053,155  $  73,515
                               =========  =========   ==========  ==========  =========
Net assets consist of:
  Contractholders' net
   payments................... $(335,665) $(355,249)  $1,641,509  $2,772,326  $(200,520)
  Undistributed net
   investment income..........   247,014    198,372    2,886,441   5,616,855    182,499
  Accumulated net realized
   gain on investments........   140,331    181,201       14,067     354,945    127,117
  Net unrealized appreciation
   (depreciation) of
   investments................    (5,407)      (650)     227,594     309,029    (35,581)
                               ---------  ---------   ----------  ----------  ---------
Net assets.................... $  46,273  $  23,674   $4,769,611  $9,053,155  $  73,515
                               =========  =========   ==========  ==========  =========
Number of units outstanding*..       950        584      219,345     331,036      2,069
                               ---------  ---------   ----------  ----------  ---------
Net asset value per unit
  outstanding*................ $   48.70  $   40.56   $    21.74  $    27.35  $   35.53
                               =========  =========   ==========  ==========  =========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

                                     MONY

                              Variable Account A

                STATEMENT OF ASSETS AND LIABILITIES (continued)

                               December 31, 2001

                                     MONYMaster                   ValueMaster
                               ---------------------- ----------------------------------
                                    MONY Series Fund, Inc.        OCC Accumulation Trust
                               --------------------------------- -----------------------
                                 Money     Government   Money    US Government
                                 Market    Securities   Market      Income       Equity
                               Subaccount  Subaccount Subaccount  Subaccount   Subaccount
                               ----------- ---------- ---------- ------------- ----------
           ASSETS
Shares held in respective
  Funds.......................  15,988,263    301,985   551,336      17,801       12,488
                               =========== ==========  ========    ========     ========
Investments at cost........... $15,988,263 $3,286,442  $551,336    $188,461     $444,901
                               =========== ==========  ========    ========     ========
Investments in respective
  Funds, at net asset value... $15,988,263 $3,460,745  $551,336    $190,647     $413,616
Amount due from MONY..........       2,681        219         0           0            0
Amount due from respective
  Funds.......................         135         30         0           0            0
                               ----------- ----------  --------    --------     --------
       Total assets...........  15,991,079  3,460,994   551,336     190,647      413,616
                               ----------- ----------  --------    --------     --------
         LIABILITIES
Amount due to MONY............      10,186      2,156       340         117          253
Amount due to respective Funds       2,681        219         0           0            0
                               ----------- ----------  --------    --------     --------
       Total liabilities......      12,867      2,375       340         117          253
                               ----------- ----------  --------    --------     --------
Net assets.................... $15,978,212 $3,458,619  $550,996    $190,530     $413,363
                               =========== ==========  ========    ========     ========
Net assets consist of:
  Contractholders' net
   payments................... $ 8,822,439 $2,526,246  $412,932    $ 12,021     $140,732
  Undistributed net
   investment income..........   7,155,773    695,683   138,064     185,196      112,066
  Accumulated net realized
   gain (loss) on investments.           0     62,387         0      (8,873)     191,850
  Net unrealized appreciation
   (depreciation) of
   investments................           0    174,303         0       2,186      (31,285)
                               ----------- ----------  --------    --------     --------
Net assets.................... $15,978,212 $3,458,619  $550,996    $190,530     $413,363
                               =========== ==========  ========    ========     ========
Number of units outstanding*..     912,074    243,822    34,473       9,346        9,043
                               ----------- ----------  --------    --------     --------
Net asset value per unit
  outstanding*................ $     17.52 $    14.19  $  15.98    $  20.39     $  45.71
                               =========== ==========  ========    ========     ========

----------
* Units outstanding have been rounded for presentation purposes.

                      See notes to financial statements.

      ValueMaster                                    MONYMaster
----------------------  -------------------------------------------------------------------
OCC Accumulation Trust                     Enterprise Accumulation Trust
----------------------  -------------------------------------------------------------------
                                      Small Company               International High Yield
Small Cap   Managed        Equity         Value       Managed        Growth        Bond         Total         Total
Subaccount Subaccount    Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    MONYMaster   ValueMaster
---------- -----------  ------------  ------------- ------------  ------------- -----------  ------------  -----------
    8,742       56,562     1,421,541     1,398,702     4,963,507     1,059,427    1,075,589
 ========  ===========  ============   ===========  ============   ===========  ===========
 $225,705  $ 2,301,078  $ 42,682,440   $35,016,977  $133,096,402   $ 8,296,662  $ 5,361,406  $257,208,382  $ 3,711,481
 ========  ===========  ============   ===========  ============   ===========  ===========  ============  ===========
 $282,003  $ 2,270,962  $ 24,649,517   $27,400,564  $ 97,284,730   $ 4,587,319  $ 4,668,054  $192,013,967  $ 3,708,564
        0            0         1,598         1,075         8,528            51          202        15,337            0
        0            0           206           826         2,008           149           28         3,509            0
 --------  -----------  ------------   -----------  ------------   -----------  -----------  ------------  -----------
  282,003    2,270,962    24,651,321    27,402,465    97,295,266     4,587,519    4,668,284   192,032,813    3,708,564
 --------  -----------  ------------   -----------  ------------   -----------  -----------  ------------  -----------
      170        1,392        15,605        17,417        61,615         2,934        2,896       121,483        2,272
        0            0         1,598         1,075         8,528            51          202        15,337            0
 --------  -----------  ------------   -----------  ------------   -----------  -----------  ------------  -----------
      170        1,392        17,203        18,492        70,143         2,985        3,098       136,820        2,272
 --------  -----------  ------------   -----------  ------------   -----------  -----------  ------------  -----------
 $281,833  $ 2,269,570  $ 24,634,118   $27,383,973  $ 97,225,123   $ 4,584,534  $ 4,665,186  $191,895,993  $ 3,706,292
 ========  ===========  ============   ===========  ============   ===========  ===========  ============  ===========
 $ 45,053  $(6,344,474) $ (7,401,620)  $(2,911,442) $(67,493,110)  $ 3,833,130  $ 3,407,058  $(55,694,898) $(5,733,736)
   44,086    1,470,987    27,464,995    23,582,342   151,923,793     2,211,179    3,403,327   225,568,273    1,950,399
  136,396    7,173,173    22,603,666    14,329,486    48,606,112     2,249,568   (1,451,847)   87,217,033    7,492,546
   56,298      (30,116)  (18,032,923)   (7,616,413)  (35,811,672)   (3,709,343)    (693,352)  (65,194,415)      (2,917)
 --------  -----------  ------------   -----------  ------------   -----------  -----------  ------------  -----------
 $281,833  $ 2,269,570  $ 24,634,118   $27,383,973  $ 97,225,123   $ 4,584,534  $ 4,665,186  $191,895,993  $ 3,706,292
 ========  ===========  ============   ===========  ============   ===========  ===========  ------------  -----------
    6,138       39,798       642,799       521,075     1,824,215       381,071      305,657     5,384,697       98,798
 --------  -----------  ------------   -----------  ------------   -----------  -----------  ============  ===========
 $  45.92  $     57.03  $      38.32   $     52.55  $      53.30   $     12.03  $     15.26
 ========  ===========  ============   ===========  ============   ===========  ===========

                                     MONY

                              Variable Account A

                            STATEMENT OF OPERATIONS

                     For the year ended December 31, 2001

                                                                     MONYMaster
                                              --------------------------------------------------------
                                                               MONY Series Fund, Inc.
                                              --------------------------------------------------------
                                                Equity     Equity   Intermediate Long Term
                                                Growth     Income    Term Bond      Bond    Diversified
                                              Subaccount Subaccount  Subaccount  Subaccount Subaccount
                                              ---------- ---------- ------------ ---------- -----------
Dividend income.............................. $  55,547   $  3,553    $272,267   $ 535,289   $ 21,539
Distribution of net realized gains...........         0          0           0           0          0
Mortality and expense risk charges...........    (1,660)      (373)    (62,366)   (121,700)    (1,019)
                                              ---------   --------    --------   ---------   --------
Net investment income........................    53,887      3,180     209,901     413,589     20,520
                                              ---------   --------    --------   ---------   --------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments....  (129,335)   (10,552)    (30,517)   (187,983)       (82)
  Net change in unrealized appreciation
   (depreciation) of investments.............    41,080      2,715     168,348     251,348    (36,224)
                                              ---------   --------    --------   ---------   --------
Net realized and unrealized gain (loss) on
  investments................................   (88,255)    (7,837)    137,831      63,365    (36,306)
                                              ---------   --------    --------   ---------   --------
Net increase (decrease) in net assets
  resulting from operations.................. $ (34,368)  $ (4,657)   $347,732   $ 476,954   $(15,786)
                                              =========   ========    ========   =========   ========

                      See notes to financial statements.

      MONYMaster                              ValueMaster
---------------------  --------------------------------------------------------
     MONY Series Fund, Inc.                   OCC Accumulation Trust
--------------------------------  ---------------------------------------------
  Money     Government   Money    US Government
  Market    Securities   Market      Income       Equity   Small Cap   Managed
Subaccount  Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount
----------  ---------- ---------- ------------- ---------- ---------- ----------
 $ 640,501   $158,498   $22,588      $ 7,647     $  6,999   $17,088   $  74,365
         0          0         0            0            0         0           0
  (213,587)   (42,518)   (7,439)      (2,191)      (6,431)   (3,289)    (35,596)
 ---------   --------   -------      -------     --------   -------   ---------
   426,914    115,980    15,149        5,456          568    13,799      38,769
 ---------   --------   -------      -------     --------   -------   ---------
         0      5,992         0         (370)       8,427     7,867      59,450
         0     49,415         0        3,954      (55,139)   (4,018)   (253,865)
 ---------   --------   -------      -------     --------   -------   ---------
         0     55,407         0        3,584      (46,712)    3,849    (194,415)
 ---------   --------   -------      -------     --------   -------   ---------
 $ 426,914   $171,387   $15,149      $ 9,040     $(46,144)  $17,648   $(155,646)
 =========   ========   =======      =======     ========   =======   =========

                                     MONY

                              Variable Account A

                      STATEMENT OF OPERATIONS (continued)

                     For the year ended December 31, 2001

                                                           MONYMaster
                               -----------------------------------------------------------------
                                                 Enterprise Accumulation Trust
                               -----------------------------------------------------------------
                                             Small Company               International High Yield
                                  Equity         Value       Managed        Growth        Bond       Total           Total
                                Subaccount    Subaccount    Subaccount    Subaccount   Subaccount  MONYMaster     ValueMaster
                               ------------  ------------- ------------  ------------- ---------- ------------    -----------
Dividend income............... $          0   $ 7,238,005  $  7,755,790   $   608,885  $ 446,289  $ 17,736,163     $ 128,687
Distribution of net realized
  gains.......................    4,636,605             0             0             0          0     4,636,605             0
Mortality and expense risk
  charges.....................     (363,307)     (373,720)   (1,412,076)      (74,822)   (62,922)   (2,730,070)      (54,946)
                               ------------   -----------  ------------   -----------  ---------  ------------     ---------
Net investment income.........    4,273,298     6,864,285     6,343,714       534,063    383,367    19,642,698       73,741
                               ------------   -----------  ------------   -----------  ---------  ------------     ---------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
   investments................   (6,283,848)   (1,409,620)  (28,749,576)   (1,260,352)  (209,787)  (38,265,660)       75,374
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................   (5,535,107)   (4,314,973)    6,416,813    (1,531,441)    66,546    (4,421,480)     (309,068)
                               ------------   -----------  ------------   -----------  ---------  ------------     ---------
Net realized and unrealized
  loss on investments.........  (11,818,955)   (5,724,593)  (22,332,763)   (2,791,793)  (143,241)  (42,687,140)    (233,694)
                               ------------   -----------  ------------   -----------  ---------  ------------     ---------
Net increase (decrease) in
  net assets resulting from
  operations.................. $ (7,545,657)  $ 1,139,692  $(15,989,049)  $(2,257,730) $ 240,126  $(23,044,442)    $(159,953)
                               ============   ===========  ============   ===========  =========  ============     =========

                      See notes to financial statements.

                                     MONY

                              Variable Account A

                      STATEMENT OF CHANGES IN NET ASSETS

                       For the years ended December 31,

                                                           MONYMaster
                               ------------------------------------------------------------------
                                                     MONY Series Fund, Inc.
                               ------------------------------------------------------------------
                                   Equity Growth        Equity Income     Intermediate Term Bond
                                    Subaccount           Subaccount             Subaccount
-                              --------------------  ------------------  ------------------------
                                 2001       2000       2001      2000       2001         2000
                               ---------  ---------  --------  --------  -----------  -----------
From operations:
  Net investment income....... $  53,887  $  73,015  $  3,180  $  8,914  $   209,901  $   450,647
  Net realized gain (loss) on
   investments................  (129,335)    46,095   (10,552)  (13,550)     (30,517)    (316,108)
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................    41,080   (154,241)    2,715     4,281      168,348      247,508
                               ---------  ---------  --------  --------  -----------  -----------
Net increase (decrease) in
  net assets resulting from
  operations..................   (34,368)   (35,131)   (4,657)     (355)     347,732      382,047
                               ---------  ---------  --------  --------  -----------  -----------
From unit transactions:
  Net proceeds from the
   issuance of units..........         0          0    28,375         0      319,818      509,528
  Net asset value of units
   redeemed or used to meet
   contract obligations.......  (237,273)  (115,061)  (32,936)  (46,239)  (1,213,550)  (5,037,789)
                               ---------  ---------  --------  --------  -----------  -----------
Net decrease from unit
  transactions................  (237,273)  (115,061)   (4,561)  (46,239)    (893,732)  (4,528,261)
                               ---------  ---------  --------  --------  -----------  -----------
Net decrease in net assets....  (271,641)  (150,192)   (9,218)  (46,594)    (546,000)  (4,146,214)
Net assets beginning of year..   317,914    468,106    32,892    79,486    5,315,611    9,461,825
                               ---------  ---------  --------  --------  -----------  -----------
Net assets end of year*....... $  46,273  $ 317,914  $ 23,674  $ 32,892  $ 4,769,611  $ 5,315,611
                               =========  =========  ========  ========  ===========  ===========
Unit transactions:
Units outstanding beginning
  of year.....................     5,200      6,920       713     1,805      262,037      497,345
Units issued during the year..         0          0       678         0       15,157       26,900
Units redeemed during the
  year .......................    (4,250)    (1,720)     (807)   (1,092)     (57,849)    (262,208)
                               ---------  ---------  --------  --------  -----------  -----------
Units outstanding end of
  year .......................       950      5,200       584       713      219,345      262,037
                               =========  =========  ========  ========  ===========  ===========
----------
* Includes undistributed net
  investment income of: ...... $ 247,014  $ 193,127  $198,372  $195,192  $ 2,886,441  $ 2,676,540
                               =========  =========  ========  ========  ===========  ===========

                      See notes to financial statements.

                                     MONY

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                       For the years ended December 31,

                                                              MONYMaster
                               -----------------------------------------------------------------------
                                                        MONY Series Fund, Inc.
                               -----------------------------------------------------------------------
                                    Long Term Bond             Diversified            Money Market
                                      Subaccount               Subaccount              Subaccount
-                              ------------------------    ------------------  -------------------------
                                  2001           2000        2001      2000       2001          2000
                               -----------    -----------  --------  --------  -----------  ------------
From operations:
  Net investment income....... $   413,589    $   973,696  $ 20,520  $ 19,600  $   426,914  $  1,193,755
  Net realized gain (loss) on
   investments................    (187,983)      (711,373)      (82)    1,734            0             0
  Net change in unrealized
   appreciation
   (depreciation) of
   investments................     251,348      1,461,512   (36,224)  (31,030)           0             0
                               -----------    -----------  --------  --------  -----------  ------------
Net increase (decrease) in
  net assets resulting from
  operations..................     476,954      1,723,835   (15,786)   (9,696)     426,914     1,193,755
                               -----------    -----------  --------  --------  -----------  ------------
From unit transactions:
  Net proceeds from the
   issuance of units..........     222,632        860,237         0         0    5,774,019    13,652,936
  Net asset value of units
   redeemed or used to meet
   contract obligations.......  (2,305,727)    (8,992,500)  (14,200)  (13,665)  (7,313,888)  (35,274,122)
                               -----------    -----------  --------  --------  -----------  ------------
Net increase (decrease) from
  unit transactions...........  (2,083,095)    (8,132,263)  (14,200)  (13,665)  (1,539,869)  (21,621,186)
                               -----------    -----------  --------  --------  -----------  ------------
Net increase (decrease) in
  net assets..................  (1,606,141)    (6,408,428)  (29,986)  (23,361)  (1,112,955)  (20,427,431)
Net assets beginning of year..  10,659,296     17,067,724   103,501   126,862   17,091,167    37,518,598
                               -----------    -----------  --------  --------  -----------  ------------
Net assets end of year*....... $ 9,053,155    $10,659,296  $ 73,515  $103,501  $15,978,212  $ 17,091,167
                               ===========    ===========  ========  ========  ===========  ============
Unit transactions:
Units outstanding beginning
  of year.....................     409,273        748,499     2,432     2,750    1,000,157     2,301,392
Units issued during the year..       8,275         37,105         0         0      333,375       828,513
Units redeemed during the
  year .......................     (86,512)      (376,331)     (363)     (318)    (421,458)   (2,129,748)
                               -----------    -----------  --------  --------  -----------  ------------
Units outstanding end of
  year .......................     331,036        409,273     2,069     2,432      912,074     1,000,157
                               ===========    ===========  ========  ========  ===========  ============
----------
* Includes undistributed net
  investment income of: ...... $ 5,616,855    $ 5,203,266  $182,499  $161,979  $ 7,155,773  $  6,728,859
                               ===========    ===========  ========  ========  ===========  ============

                      See notes to financial statements.

       MONYMaster                                  ValueMaster
-----------------------  --------------------------------------------------------------
            MONY Series Fund, Inc.                        OCC Accumulation Trust
---------------------------------------------    ----------------------------------------
 Government Securities       Money Market        US Government Income        Equity
       Subaccount             Subaccount              Subaccount           Subaccount
-----------------------  --------------------    -------------------  -------------------
   2001        2000         2001        2000       2001      2000       2001       2000
----------  -----------  ----------   ---------  --------  ---------  ---------  --------
$  115,980  $   313,645  $   15,149   $  29,196  $  5,456  $   7,305  $     568  $ 57,251
     5,992     (130,839)          0           0      (370)    (5,762)     8,427    34,601

    49,415      161,673           0           0     3,954     13,860    (55,139)  (53,354)
----------  -----------  ----------   ---------  --------  ---------  ---------  --------

   171,387      344,479      15,149      29,196     9,040     15,403    (46,144)   38,498
----------  -----------  ----------   ---------  --------  ---------  ---------  --------
   549,714      291,336     139,695           0    39,471          0      8,000    13,260

  (596,550)  (4,265,821)  (147,386)    (114,548)  (22,163)  (170,626)   (97,727)  (86,381)
----------  -----------  ----------   ---------  --------  ---------  ---------  --------
   (46,836)  (3,974,485)    (7,691)    (114,548)   17,308   (170,626)   (89,727)  (73,121)
----------  -----------  ----------   ---------  --------  ---------  ---------  --------
   124,551   (3,630,006)      7,458     (85,352)   26,348   (155,223)  (135,871)  (34,623)
 3,334,068    6,964,074     543,538     628,890   164,182    319,405    549,234   583,857
----------  -----------  ----------   ---------  --------  ---------  ---------  --------
$3,458,619  $ 3,334,068  $  550,996   $ 543,538  $190,530  $ 164,182  $ 413,363  $549,234
==========  ===========  ==========   =========  ========  =========  =========  ========
   247,439      560,120      34,862      42,281     8,478     17,988     11,029    12,729
    39,460       23,387       8,957           0     1,987          0        171       282
   (43,077)    (336,068)    (9,346)      (7,419)   (1,119)    (9,510)    (2,157)   (1,982)
----------  -----------  ----------   ---------  --------  ---------  ---------  --------
   243,822      247,439      34,473      34,862     9,346      8,478      9,043    11,029
==========  ===========  ==========   =========  ========  =========  =========  ========

$  695,683  $   579,703  $  138,064   $ 122,915  $185,196  $ 179,740  $ 112,066  $111,498
==========  ===========  ==========   =========  ========  =========  =========  ========

                                     MONY

                              Variable Account A

                STATEMENT OF CHANGES IN NET ASSETS (continued)

                       For the years ended December 31,

                                                ValueMaster                           MONYMaster
                               --------------------------------------------  ----------------------------
                                          OCC Accumulation Trust             Enterprise Accumulation Trus
                               --------------------------------------------  ----------------------------
                                    Small Cap               Managed                     Equity
                                   Subaccount             Subaccount                  Subaccount
                               ------------------  ------------------------  ----------------------------
                                 2001      2000       2001         2000          2001           2000
-                              --------  --------  -----------  -----------  ------------   ------------
From operations:
 Net investment income (loss). $ 13,799  $ (1,210) $    38,769  $   401,604  $  4,273,298   $ 12,797,951
 Net realized gain (loss) on
   investments................    7,867     5,417       59,450       50,062    (6,283,848)     9,115,497
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................   (4,018)   64,940     (253,865)    (194,580)   (5,535,107)   (19,810,270)
                               --------  --------  -----------  -----------  ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations...................   17,648    69,147     (155,646)     257,086    (7,545,657)     2,103,178
                               --------  --------  -----------  -----------  ------------   ------------
From unit transactions:
 Net proceeds from the
   issuance of units..........   45,630    10,204       63,024       17,347     1,322,756     14,153,169
 Net asset value of units
   redeemed or used to meet
   contract obligations.......  (13,895)  (22,882)  (1,619,192)  (2,027,138)   (9,339,713)   (54,913,485)
                               --------  --------  -----------  -----------  ------------   ------------
Net increase (decrease) from
 unit transactions............   31,735   (12,678)  (1,556,168)  (2,009,791)   (8,016,957)   (40,760,316)
                               --------  --------  -----------  -----------  ------------   ------------
Net increase (decrease) in
 net assets...................   49,383    56,469   (1,711,814)  (1,752,705)  (15,562,614)   (38,657,138)
Net assets beginning of year..  232,450   175,981    3,981,384    5,734,089    40,196,732     78,853,870
                               --------  --------  -----------  -----------  ------------   ------------
Net assets end of year*....... $281,833  $232,450  $ 2,269,570  $ 3,981,384  $ 24,634,118   $ 40,196,732
                               ========  ========  ===========  ===========  ============   ============
Unit transactions:
Units outstanding beginning
 of year......................    5,414     5,839       65,554      102,350       840,624      1,543,174
Units issued during the year..    1,038       274        1,060          318        32,293        259,008
Units redeemed during the year     (314)     (699)     (26,816)     (37,114)     (230,118)      (961,558)
                               --------  --------  -----------  -----------  ------------   ------------
Units outstanding end of year.    6,138     5,414       39,798       65,554       642,799        840,624
                               ========  ========  ===========  ===========  ============   ============
----------
* Includes undistributed net
 investment income of:         $ 44,086  $ 30,287  $ 1,470,987  $ 1,432,218  $ 27,464,995   $ 23,191,697
                               ========  ========  ===========  ===========  ============   ============

                      See notes to financial statements.

                                                 MONYMaster
-----------------------------------------------------------------------------------------------------------
                                       Enterprise Accumulation Trust
-----------------------------------------------------------------------------------------------------------
   Small Company Value               Managed                International Growth         High Yield Bond
        Subaccount                  Subaccount                   Subaccount                Subaccount
-------------------------  ---------------------------   -------------------------  ------------------------
   2001          2000          2001           2000          2001          2000         2001         2000
-----------  ------------  ------------   -------------  -----------  ------------  -----------  -----------
$ 6,864,285  $  6,487,130  $  6,343,714   $  53,322,831  $   534,063  $    876,188  $   383,367  $   693,281
 (1,409,620)    4,804,704   (28,749,576)    (32,068,244)  (1,260,352)    2,362,957     (209,787)  (1,168,320)
 (4,314,973)  (10,727,175)    6,416,813     (24,735,815)  (1,531,441)   (6,749,152)      66,546      212,650
-----------  ------------  ------------   -------------  -----------  ------------  -----------  -----------
  1,139,692       564,659   (15,989,049)     (3,481,228)  (2,257,730)   (3,510,007)     240,126     (262,389)
-----------  ------------  ------------   -------------  -----------  ------------  -----------  -----------
  1,030,123     9,818,039     2,209,351       8,942,046      170,946     7,848,030      123,454    1,064,058
 (8,146,335)  (35,503,997)  (31,112,463)   (167,605,660)  (2,113,326)  (12,684,437)  (1,027,688)  (6,693,861)
-----------  ------------  ------------   -------------  -----------  ------------  -----------  -----------
 (7,116,212)  (25,685,958)  (28,903,112)   (158,663,614)  (1,942,380)   (4,836,407)    (904,234)  (5,629,803)
-----------  ------------  ------------   -------------  -----------  ------------  -----------  -----------
 (5,976,520)  (25,121,299)  (44,892,161)   (162,144,842)  (4,200,110)   (8,346,414)    (664,108)  (5,892,192)
 33,360,493    58,481,792   142,117,284     304,262,126    8,784,644    17,131,058    5,329,294   11,221,486
-----------  ------------  ------------   -------------  -----------  ------------  -----------  -----------
$27,383,973  $ 33,360,493  $ 97,225,123   $ 142,117,284  $ 4,584,534  $  8,784,644  $ 4,665,186  $ 5,329,294
===========  ============  ============   =============  ===========  ============  ===========  ===========
    659,362     1,169,875     2,338,607       5,016,713      520,115       828,796      365,134      740,141
     20,032       198,313        39,385         153,254       12,068       395,116        8,067       70,973
   (158,319)     (708,826)     (553,777)     (2,831,360)    (151,112)     (703,797)     (67,544)    (445,980)
-----------  ------------  ------------   -------------  -----------  ------------  -----------  -----------
    521,075       659,362     1,824,215       2,338,607      381,071       520,115      305,657      365,134
===========  ============  ============   =============  ===========  ============  ===========  ===========

$23,582,342  $ 16,718,057  $151,923,793   $ 145,580,079  $ 2,211,179  $  1,677,116  $ 3,403,327  $ 3,019,960
===========  ============  ============   =============  ===========  ============  ===========  ===========




           Total                        Total
         MONYMaster                  ValueMaster
---------------------------   ------------------------
    2001           2000          2001         2000
------------   -------------  -----------  -----------
$ 19,642,698  $  77,210,653  $    73,741  $   494,146
 (38,265,660)   (18,077,447)      75,374       84,318
  (4,421,480)   (60,120,059)    (309,068)    (169,134)
------------   -------------  -----------  -----------
 (23,044,442)      (986,853)    (159,953)     409,330
------------   -------------  -----------  -----------
  11,751,188     57,139,379      295,820       40,811
 (63,453,649)  (331,146,637)  (1,900,363)  (2,421,575)
------------   -------------  -----------  -----------
 (51,702,461)  (274,007,258)  (1,604,543)  (2,380,764)
------------   -------------  -----------  -----------
 (74,746,903)  (274,994,111)  (1,764,496)  (1,971,434)
 266,642,896    541,637,007    5,470,788    7,442,222
------------   -------------  -----------  -----------
$191,895,993   $ 266,642,896  $ 3,706,292  $ 5,470,788
============   =============  ===========  ===========







$225,568,273  $ 205,925,575  $ 1,950,399  $ 1,876,658
============   =============  ===========  ===========

                                     MONY

                              Variable Account A

                         NOTES TO FINANCIAL STATEMENTS



1. Organization and Business:

   MONY Variable Account A (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Flexible Payment Variable Annuity policies (MONYMaster, ValueMaster and MONY Custom Master). These policies are issued by MONY. For presentation purposes, information related only to the MONYMaster and the ValueMaster annuity policies is presented here.

   There are currently twelve MONYMaster subaccounts and five ValueMaster subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), Enterprise Accumulation Trust ("Enterprise") or the OCC Accumulation Trust ("OCC") (collectively, the "Funds"). The subaccounts of MONYMaster commenced operations from 1990 to 1994 and the subaccounts of ValueMaster commenced operations in 1994. The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2. Significant Accounting Policies:

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

   Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

   MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

                                     MONY

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)



3. Related Party Transactions:

   MONY is the legal owner of the assets held by the Variable Account.

   Purchase payments received from MONY by the Variable Account represent gross purchase payments recorded by MONY less deductions retained as compensation for any premium taxes.

   A periodic deduction is made from the cash value of the contract for the annual contract charge. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholder. The deduction is for the expenses of administration and is treated by the Variable Account as a contractholder redemption. For the year ended December 31, 2001, the amount deducted for such purposes for all MONYMaster subaccounts was $51,906,182 and for all ValueMaster subaccounts was $1,662,381.

   MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 % of average daily net assets of each of the subaccounts. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

4. Investment Transactions:

   Cost of shares acquired and proceeds from shares redeemed by each subaccount during the year ended December 31, 2001 were as follows:

                                           Cost of Shares    Proceeds
                                         Acquired (Excludes from Shares
        MONYMaster Subaccounts             Reinvestments)    Redeemed
        ----------------------           ------------------ -----------
        MONY Series Fund, Inc.
        Equity Growth Portfolio.........     $        0     $   239,055
        Equity Income Portfolio.........         28,374          33,315
        Intermediate Term Bond Portfolio        338,156       1,293,879
        Long Term Bond Portfolio........        329,477       2,533,875
        Diversified Portfolio...........              0          15,229
        Money Market Portfolio..........      6,610,249       8,361,809
        Government Securities Portfolio.        561,195         650,025

        Enterprise Accumulation Trust
        Equity Portfolio................      1,894,793      10,278,936
        Small Company Value Portfolio...      1,983,896       9,472,874
        Managed Portfolio...............      5,089,209      35,412,244
        International Growth Portfolio..        201,469       2,220,160
        High Yield Bond Portfolio.......        156,789       1,123,642

        ValueMaster Subaccounts
        -----------------------
        MONY Series Fund, Inc.
        Money Market Portfolio..........        147,690         162,756

        OCC Accumulation Trust
        US Government Income Portfolio..         39,229          24,077
        Equity Portfolio................         10,909         107,064
        Small Cap Portfolio.............         60,732          32,218
        Managed Portfolio...............        383,357       1,975,593

                                     MONY

                              Variable Account A

                   NOTES TO FINANCIAL STATEMENTS (continued)



5. Financial Highlights:

   For a unit outstanding throughout the year ended December 31, 2001:

                                                                              For the year ended
                                              At December 31, 2001            December 31, 2001
                                        -------------------------------- --------------------------
                                                                         Investment
                                                              Net Assets   Income   Expense   Total
MONYMaster Subaccounts                    Units   Unit Values   (000s)     Ratio*   Ratio** Return***
----------------------                  --------- ----------- ---------- ---------- ------- ---------
MONY Series Fund, Inc.
Equity Growth Subaccount...............       950   $48.70          46     41.83%    1.25%   (20.33)%
Equity Income Subaccount...............       584    40.56          24     11.91     1.25    (12.11)
Intermediate Term Bond Subaccount......   219,345    21.74       4,770      5.46     1.25      7.15
Long Term Bond Subaccount..............   331,036    27.35       9,053      5.50     1.25      5.03
Diversified Subaccount.................     2,069    35.53          74     26.42     1.25    (16.52)
Money Market Subaccount................   912,074    17.52      15,978      3.75     1.25      2.52
Government Securities Subaccount.......   243,822    14.19       3,459      4.66     1.25      5.35

Enterprise Accumulation Trust
Equity Subaccount......................   642,799    38.32      24,634      0.00     1.25    (19.87)
Small Company Value Subaccount.........   521,075    52.55      27,384     24.21     1.25      3.85
Managed Subaccount..................... 1,824,215    53.30      97,225      6.87     1.25    (12.29)
International Growth Subaccount........   381,071    12.03       4,585     10.17     1.25    (28.77)
High Yield Bond Subaccount.............   305,657    15.26       4,665      8.87     1.25      4.52

ValueMaster Subaccounts
-----------------------

MONY Series Fund, Inc.
Money Market Subaccount................    34,473    15.98         551      3.80     1.25      2.50

OCC Accumulation Trust
US Government Income Subaccount........     9,346    20.39         191      4.36     1.25      5.27
Equity Subaccount......................     9,043    45.71         413      1.36     1.25     (8.21)
Small Cap Subaccount...................     6,138    45.92         282      6.49     1.25      6.96
Managed Subaccount.....................    39,798    57.03       2,270      2.61     1.25     (6.09)

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.

                       Report of Independent Accountants

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of Subaccounts of MONY Variable Account A

In our opinion, the accompanying combined statements of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the combined financial position of Subaccounts of MONY Variable Account A at December 31, 2001, and the combined results of their operations and the changes in their combined net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These combined financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits of these combined financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2002

                                     MONY

                              Variable Account A

                  COMBINED STATEMENT OF ASSETS & LIABILITIES

                               December 31, 2001

                             ASSETS
   Investments at cost........................................ $ 555,623,728
                                                               =============
   Investments in Funds, at net asset value................... $ 430,800,574
   Amounts due from MONY......................................       442,269
   Amounts due from Funds.....................................        11,328
                                                               -------------
          Total assets........................................   431,254,171
                                                               -------------
                           LIABILITIES
   Amounts due to MONY........................................       286,308
   Amounts due to Funds.......................................       442,269
                                                               -------------
          Total liabilities...................................       728,577
                                                               -------------
   Net assets................................................. $ 430,525,594
                                                               =============
   Net assets consist of:
     Contractholders' net payments............................ $ 228,913,106
     Undistributed net investment income......................   249,654,784
     Accumulated net realized gain on investments.............    76,780,858
     Net unrealized depreciation of investments...............  (124,823,154)
                                                               -------------
   Net assets................................................. $ 430,525,594
                                                               =============

                  See notes to combined financial statements.

                                     MONY

                              Variable Account A

                       COMBINED STATEMENT OF OPERATIONS

                     For the year ended December 31, 2001

      Dividend income...................................... $ 20,868,956
      Distributions from net realized gains................   13,039,856
      Mortality and expense risk charges...................   (5,823,458)
                                                            ------------
      Net investment income................................   28,085,354
                                                            ------------
      Realized and unrealized loss on investments:
       Net realized loss on investments....................  (54,880,601)
       Net change in unrealized depreciation of investments  (29,939,031)
                                                            ------------
      Net realized and unrealized loss on investments......  (84,819,632)
                                                            ------------
      Net decrease in net assets resulting from operations. $(56,734,278)
                                                            ============

                  See notes to combined financial statements.

                                     MONY

                              Variable Account A

                  COMBINED STATEMENT OF CHANGES IN NET ASSETS

                       For the years ended December 31,

                                             2001           2000
                                         -------------  -------------
         From operations:
           Net investment income........ $  28,085,354  $  91,471,996
           Net realized loss on
            investments.................   (54,880,601)   (19,231,535)
           Net change in unrealized
            depreciation of investments.   (29,939,031)   (94,706,532)
                                         -------------  -------------
         Net decrease in net assets
           resulting from operations....   (56,734,278)   (22,466,071)
                                         -------------  -------------
         From unit transactions:
           Net proceeds from the
            issuance of units of
            subaccounts.................   109,421,800    321,264,391
           Net asset value of units
            redeemed or used to meet
            contract obligations of
            subaccounts.................  (114,865,073)  (355,174,404)
                                         -------------  -------------
         Net decrease from unit
           transactions of subaccounts..    (5,443,273)   (33,910,013)
                                         -------------  -------------
         Net decrease in net assets.....   (62,177,551)   (56,376,084)
         Net assets beginning of year...   492,703,145    549,079,229
                                         -------------  -------------
         Net assets end of year*........ $ 430,525,594  $ 492,703,145
                                         =============  =============
         ----------
         * Includes undistributed net
           investment income of:         $ 249,654,784  $ 221,569,430
                                         =============  =============

                  See notes to combined financial statements.

                                     MONY

                              Variable Account A

                    NOTES TO COMBINED FINANCIAL STATEMENTS



1. Organization and Business:

   MONY Variable Account A (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used to support Flexible Payment Variable Annuity policies (MONYMaster, ValueMaster and MONY Custom Master, collectively the "Variable Annuity Policies"). These policies are issued by MONY. For presentation purposes, the information related to all Variable Annuity Policies issued under the Variable Account is presented for the Variable Account as a whole.

   There are currently twelve MONYMaster subaccounts, five ValueMaster subaccounts and twenty-eight MONY Custom Master subaccounts within the Variable Account (each hereafter referred to as a "subaccount"). Each subaccount holds assets that are segregated from all other subaccounts within the Variable Account.

   Each subaccount invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), OCC Accumulation Trust, Dreyfus Stock Index Fund, Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the "Funds"). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

   These combined financial statements should be read in conjunction with the separate financial statements and footnotes of each of the Variable Annuity Policies which are presented on pages before these combined financial statements.

2. Significant Accounting Policies:

   The preparation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

   The investment held by each subaccount in the shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value. For the purposes of presentation of the combined financial statements, investments held at December 31, 2001 by all of the subaccounts within the Variable Account have been aggregated.

  Investment Transactions and Investment Income:

   Investments made by the subaccounts in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments by the subaccounts in the portfolios of the Funds are determined on the identified cost-basis. Dividend income and distributions of net realized gains are recorded by the respective subaccount on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received by the subaccounts are reinvested in additional shares of the respective portfolios of the Funds.

                                     MONY

                              Variable Account A

              NOTES TO COMBINED FINANCIAL STATEMENTS (continued)



2. Significant Accounting Policies: (continued)

  Taxes:

   MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. Related Party Transactions:

   MONY is the legal owner of the assets of the Variable Account.

   Purchase payments received from MONY by the Variable Account represent gross purchase payments recorded by MONY less deductions retained as compensation for any premium taxes.

   A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the year ended December 31, 2001, the aggregate amount deducted for such purposes for all subaccounts within the Variable Account was $68,536,749.

   MONY receives from the subaccounts within the Variable Account amounts deducted for mortality and expense risks at annual rates ranging from 1.25% to 1.35% of the average daily net assets of each of the respective subaccounts within the Variable Account. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

   Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

   MONY America and MONY receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the year ended December 31, 2001, MONY received $112,183 in aggregate from certain Funds in connection with the subaccounts within the Variable Account.

4. Other:

   At December 31, 2001, the aggregate net assets of all subaccounts within the Variable Account investing in a portfolio of the Funds were as follows:

                 MONY Series Fund, Inc.
                 Intermediate Term Bond Subaccount $ 9,197,838
                 Long Term Bond Subaccount........  15,685,016
                 Government Securities Subaccount.  12,386,369
                 Money Market Subaccount..........  41,083,584
                 Equity Growth Subaccount.........      46,273
                 Equity Income Subaccount.........      23,674
                 Diversified Subaccount...........      73,515

                 OCC Accumulation Trust
                 US Government Income Subaccount..     190,530
                 Equity Subaccount................     413,363
                 Small Cap Subaccount.............     281,833
                 Managed Subaccount...............   2,269,570

                                     MONY

                              Variable Account A

              NOTES TO COMBINED FINANCIAL STATEMENTS (continued)



4. Other: (continued)

          Enterprise Accumulation Trust
          Equity Subaccount............................. $ 43,499,948
          Small Company Value Subaccount................   38,227,543
          Managed Subaccount............................  117,975,622
          International Growth Subaccount...............    7,166,798
          High Yield Bond Subaccount....................    8,172,540
          Growth Subaccount.............................   18,922,935
          Growth and Income Subaccount..................   14,405,800
          Small Company Growth Subaccount...............    8,108,173
          Equity Income Subaccount......................    3,055,670
          Capital Appreciation Subaccount...............    5,769,701
          Multi-Cap Growth Subaccount...................    8,630,317
          Balanced Subaccount...........................    2,185,225
          Worldwide Growth Subaccount...................       53,325
          Mid-Cap Growth Subaccount.....................      278,955
          Emerging Countries Subaccount.................       14,384

          Dreyfus
          Dreyfus Stock Index Subaccount................   15,587,612
          Dreyfus Socially Responsible Growth Subaccount    3,070,434

          Fidelity Variable Insurance Products Funds
          VIP Growth Subaccount.........................    7,332,754
          VIP II Contrafund Subaccount..................    7,610,528
          VIP III Growth Opportunities Subaccount.......    3,066,789

          Janus Aspen Series
          Aggressive Growth Subaccount..................    6,745,191
          Balanced Subaccount...........................   12,509,714
          Capital Appreciation Subaccount...............    5,158,142
          Worldwide Growth Subaccount...................   11,325,929
                                                         ------------
          Total Net Assets--Combined Variable Account A. $430,525,594
                                                         ============

   During the year ended December 31, 2001, the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of the portfolios of the Funds by all of the subaccounts within the Variable Account were $121,000,153 and $132,232,563, respectively.

                       Report of Independent Accountants

To the Board of Directors and Shareholder of MONY Life Insurance Company

   In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of the MONY Life Insurance Company and Subsidiaries (the "Company") at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 7, 2002

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2001 and 2000

                                                                                                      2001      2000
                                                                                                    --------- ---------
                                                                                                      ($ in millions)
                                              ASSETS
Investments:
   Fixed maturity securities available-for-sale, at fair value (Note 5)............................ $ 6,973.5 $ 6,693.0
   Equity securities available-for-sale, at fair value (Note 5)....................................     297.5     328.6
   Mortgage loans on real estate (Note 6)..........................................................   1,809.7   1,754.7
   Policy loans....................................................................................   1,229.0   1,264.6
   Other invested assets...........................................................................     347.5     312.0
                                                                                                    --------- ---------
                                                                                                     10,657.2  10,352.9

Cash and cash equivalents..........................................................................     305.0     499.5
Accrued investment income..........................................................................     192.9      71.7
Amounts due from reinsurers........................................................................     595.8     491.6
Deferred policy acquisition costs (Note 8).........................................................   1,233.8   1,209.7
Other assets.......................................................................................     556.0     781.1
Assets transferred in Group Pension Transaction (Note 11)..........................................   4,650.4   4,927.7
Separate account assets............................................................................   5,195.2   5,868.1
                                                                                                    --------- ---------
       Total assets................................................................................ $23,386.3 $24,202.3
                                                                                                    ========= =========

                               LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits............................................................................. $ 7,870.0 $ 7,794.5
Policyholders' account balances....................................................................   2,337.1   2,191.3
Other policyholders' liabilities...................................................................     281.1     295.9
Amounts due to reinsurers..........................................................................      74.6      87.3
Accounts payable and other liabilities.............................................................     816.1     650.3
Short term debt (Note 14)..........................................................................        --      52.3
Long term debt (Note 14)...........................................................................     216.9     217.0
Current federal income taxes payable...............................................................     109.1     124.7
Liabilities transferred in Group Pension Transaction (Note 11).....................................   4,586.5   4,897.2
Separate account liabilities.......................................................................   5,192.3   5,865.3
                                                                                                    --------- ---------
       Total liabilities........................................................................... $21,483.7 $22,175.8

Commitments and contingencies (Note 16)............................................................
Common stock, $1.00 par value; 2.5 million shares authorized; 2.5 and 2.5 million shares issued and outstanding at December 31, 2001 and
  2000 respectively;............................................................................... $     2.5 $     2.5
Capital in excess of par...........................................................................   1,628.6   1,628.6
Retained earnings..................................................................................     233.4     382.4
Accumulated other comprehensive income.............................................................      38.1      13.0
                                                                                                    --------- ---------
       Total shareholder's equity..................................................................   1,902.6   2,026.5
                                                                                                    --------- ---------
       Total liabilities and shareholder's equity.................................................. $23,386.3 $24,202.3
                                                                                                    ========= =========

         See accompanying notes to consolidated financial statements.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                 Years Ended December 31, 2001, 2000, and 1999

                                                           2001      2000     1999
                                                         --------  -------- --------
                                                               ($ in millions)
Revenues:
Premiums................................................ $  695.3  $  700.5 $  717.1
Universal life and investment-type product policy fees..    207.2     205.8    196.3
Net investment income (Note 4)..........................    676.9     970.9    900.0
Net realized (losses) gains on investments (Note 4).....    (12.3)     37.5    125.1
Group Pension Profits (Note 11).........................     30.7      37.1     63.0
Other income............................................    189.1     223.3    197.2
                                                         --------  -------- --------
                                                          1,786.9   2,175.1  2,198.7
                                                         --------  -------- --------
Benefits and expenses:
Benefits to policyholders...............................    814.7     787.8    787.1
Interest credited to policyholders' account balances....    110.5     110.6    115.5
Amortization of deferred policy acquisition costs.......    158.8     139.1    137.8
Dividends to policyholders..............................    236.6     235.5    230.7
Other operating costs and expenses......................    519.4     503.3    546.7
Demutualization expenses................................       --        --      2.0
                                                         --------  -------- --------
                                                          1,840.0   1,776.3  1,819.8
                                                         --------  -------- --------
(Loss) income before income taxes and extraordinary item    (53.1)    398.8    378.9
Income tax (benefit) expense............................    (19.1)    134.8    131.4
                                                         --------  -------- --------
(Loss) income before extraordinary item.................    (34.0)    264.0    247.5
Extraordinary item (Note 14)............................       --      37.7       --
                                                         --------  -------- --------
Net (loss) income.......................................    (34.0)    226.3    247.5
Other comprehensive income (loss), net (Note 4).........     25.1      42.4   (181.8)
                                                         --------  -------- --------
Comprehensive (loss) income............................. $   (8.9) $  268.7 $   65.7
                                                         ========  ======== ========




         See accompanying notes to consolidated financial statements.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                 Years Ended December 31, 2001, 2000, and 1999

                                                                                Capital            Accumulated
                                                                                  In                  Other         Total
                                                                        Common Excess of Retained Comprehensive Shareholder's
                                                                        Stock     Par    Earnings    Income        Equity
                                                                        ------ --------- -------- ------------- -------------
                                                                                           ($ in millions)
Balance, December 31, 1998.............................................  $2.0  $1,564.1  $   8.6     $ 152.4      $1,727.1
Change in number of authorized and outstanding Shares..................   0.5      (0.5)
Comprehensive income...................................................
    Net income.........................................................                    247.5                     247.5
    Other comprehensive income:
       Unrealized gains on investments, net of unrealized losses,
        Reclassification adjustments, and taxes (Note 4)...............                               (181.8)       (181.8)
                                                                         ----  --------  -------     -------      --------
Comprehensive income/(loss)............................................                                               65.7
                                                                         ----  --------  -------     -------      --------
Balance, December 31, 1999.............................................   2.5   1,563.6    256.1       (29.4)      1,792.8
Dividends..............................................................                   (100.0)                   (100.0)
Capital Contribution...................................................            65.0                               65.0
Comprehensive income:
    Net income.........................................................                    226.3                     226.3
    Other comprehensive income:
       Unrealized losses on investments net of unrealized gains,
        Reclassification adjustments, and taxes (Note 4)...............                                 46.2          46.2
       Minimum pension liability adjustment............................                                 (3.8)         (3.8)
                                                                         ----  --------  -------     -------      --------
    Other comprehensive income                                                                          42.4          42.4
Comprehensive income/(loss)............................................                                              268.7
                                                                         ----  --------  -------     -------      --------
Balance, December 31, 2000.............................................   2.5   1,628.6    382.4        13.0       2,038.9
Dividends..............................................................                   (115.0)                   (115.0)
Comprehensive income:
    Net loss...........................................................                    (34.0)                    (34.0)
    Other comprehensive income:
       Unrealized losses on investments net of unrealized gains,
        Reclassification adjustments, and taxes (Note 4)...............                                 36.6          36.6
       Minimum pension liability adjustment............................                                (11.5)        (11.5)
                                                                         ----  --------  -------     -------      --------
    Other comprehensive income.........................................                                 25.1          25.1
Comprehensive income/(loss)............................................                                               (8.9)
                                                                         ----  --------  -------     -------      --------
Balance, December 31, 2001.............................................  $2.5  $1,628.6  $ 233.4     $  38.1      $1,902.6
                                                                         ====  ========  =======     =======      ========

         See accompanying notes to consolidated financial statements.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 Years Ended December 31, 2001, 2000, and 1999

                                                                                                2001       2000       1999
                                                                                              ---------  ---------  ---------
                                                                                                      ($ in millions)
Cash flows from operating activities (see Note 3):
Net (loss) income............................................................................ $   (34.0) $   226.3  $   247.5
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
   Interest credited to policyholders' account balances......................................      92.0       99.9      111.9
   Universal life and investment-type product policy fee income..............................    (117.8)    (127.4)    (143.5)
   Capitalization of deferred policy acquisition costs.......................................    (194.5)    (175.0)    (148.8)
   Amortization of deferred policy acquisition costs.........................................     158.8      139.1      132.4
   Provision for depreciation and amortization...............................................      64.9       32.9       32.4
   Provision for deferred federal income taxes...............................................      (6.4)      63.4       57.5
   Net realized losses (gains) on investments................................................      12.3      (37.5)    (125.1)
   Non-cash distributions from investments...................................................      52.9     (226.7)    (172.8)
   Change in other assets and accounts payable and other liabilities.........................     (55.1)     (69.7)      18.7
   Change in future policy benefits..........................................................      75.5       58.7       62.2
   Change in other policyholders' liabilities................................................     (14.8)      10.6       17.0
   Change in current federal income taxes payable............................................     (12.2)     (41.0)      54.7
   Extraordinary loss on extinguishment of debt..............................................        --       56.8         --
                                                                                              ---------  ---------  ---------
   Net cash provided by operating activities................................................. $    21.6  $    10.4  $   144.1
                                                                                              =========  =========  =========

Cash flows from investing activities:
Sales, maturities or repayments of:
   Fixed maturities securities............................................................... $ 1,275.7  $ 1,067.5  $ 1,256.1
   Equity securities.........................................................................      39.9      514.2      328.2
   Mortgage loans on real estate.............................................................     341.6      453.7      194.8
   Policy loans, net.........................................................................      35.7        3.6        1.4
   Other invested assets.....................................................................      57.9      179.6      369.4
Acquisitions of investments:
   Fixed maturities securities...............................................................  (1,398.0)  (1,058.9)  (1,563.6)
   Equity securities.........................................................................     (51.4)    (127.6)    (152.0)
   Mortgage loans on real estate.............................................................    (405.3)    (442.4)    (503.4)
   Other invested assets.....................................................................    (127.5)     (99.6)     (66.2)
   Other, net................................................................................        --     (150.0)      60.3
   Property and equipment, net...............................................................     (41.2)     (54.8)     (22.5)
                                                                                              ---------  ---------  ---------
Net cash (used in)/provided by investing activities.......................................... $  (272.6) $   285.3  $   (97.5)
                                                                                              =========  =========  =========

Cash flows from financing activities:
Issuance of debt............................................................................. $      --  $   215.0  $      --
Repayments of debt...........................................................................      (0.1)    (301.3)     (84.8)
Receipts from annuity and universal life policies credited to policyholders' account balances   1,150.9    2,287.1    1,874.0
Return of policyholders' account balances on annuity policies and universal life policies....    (979.3)  (2,305.9)  (1,896.5)
Capital contribution.........................................................................        --       65.0         --
Dividends paid to shareholders...............................................................    (115.0)    (100.0)        --
                                                                                              ---------  ---------  ---------
Net cash provided by/(used in) financing activities..........................................      56.5     (140.1)    (107.3)
                                                                                              ---------  ---------  ---------
Net (decrease)/increase in cash and cash equivalents.........................................    (194.5)     155.6      (60.7)
Cash and cash equivalents, beginning of year.................................................     499.5      343.9      404.6
                                                                                              ---------  ---------  ---------
Cash and cash equivalents, end of year....................................................... $   305.0  $   499.5  $   343.9
                                                                                              =========  =========  =========

Supplemental disclosure of cash flow information:

Cash paid during the period for:
Income taxes................................................................................. $     4.6  $    93.3  $    20.1
Interest..................................................................................... $    19.8  $    29.4  $    20.3

         See accompanying notes to consolidated financial statements.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Description of Business:

   The MONY Life Insurance Company ( "MONY Life") and its subsidiaries (MONY Life and its subsidiaries are collectively referred to herein as the "Company"), provides life insurance, annuities, corporate-owned and bank-owned life insurance ("COLI/BOLI") products, mutual funds, securities brokerage, asset management, and business and estate planning services. The Company distributes its products and services to individuals and institutional clients through a career agency sales force and financial advisors and brokers of its securities broker-dealer and mutual fund subsidiaries (hereafter referred to as "Proprietary Distribution"). In addition, the Company distributes its products and services through what it defines as complementary distribution channels ("Complementary Distribution"), which principally consist of independent third-party insurance brokerage general agencies and securities broker-dealers, as well as its corporate marketing team. The Company principally sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico and currently insures or provides other financial services to more than one million people.

   MONY Life's principal wholly owned direct and indirect operating subsidiaries include: (i) MONY Life Insurance Company of America ("MLOA"), an Arizona domiciled life insurance company, (ii) Enterprise Capital Management ("Enterprise"), a distributor of both proprietary and non-proprietary mutual funds, (iii) U.S. Financial Life Insurance Company ("USFL"), an Ohio domiciled insurer underwriting specialty risk life insurance business, (iv) MONY Securities Corporation ("MSC"), a registered securities broker-dealer and investment advisor whose products and services are distributed through MONY Life's career agency sales force, (v) Trusted Securities Advisors Corporation ("Trusted Advisors"), which distributes investment products and services through a network of independent certified public accountants, (vi) MONY Brokerage, Inc. ("MBI"), a licensed insurance broker, which principally provides MONY Life's career agency sales force with access to life, annuity, small group health, and specialty insurance products written by other insurance companies so they can meet the insurance and investment needs of their clients, and (vii) MONY Life Insurance Company of the Americas, Ltd. ("MLICA"), which provides life insurance, annuity and investment products to nationals of certain Latin American countries.

   On November 16, 1998, pursuant to a plan of reorganization (the "Plan"), which was approved by the New York Insurance Department, The Mutual Life Insurance Company of New York ("MONY") converted from a mutual insurance company to a stock life insurance company (the "Demutualization") and became MONY Life, a wholly owned subsidiary of The MONY Group Inc. ("MONY Group"). In connection with the Plan, MONY established a closed block, as more fully discussed in Note 2, to fund the guaranteed benefits and dividends of certain participating insurance policies and eligible policyholders received cash, policy credits, or shares of MONY Group common stock in exchange for their membership interests in MONY.

   The MONY Group's other principal operating subsidiaries are The Advest Group, Inc. ("Advest") and Matrix Capital Markets Group ("Matrix"). Advest and Matrix were acquired by MONY Group in 2001.

2. The Closed Block:

   On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

   The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block Policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

   Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

3. Summary of Significant Accounting Policies:

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans, and impairment writedowns for other invested assets, and (iv) litigation, contingencies and restructuring charges. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

  Principles of Consolidation

   The accompanying consolidated financial statements include the accounts of the Company and those partnerships in which the Company has a majority voting interest. All significant intercompany accounts and transactions have been eliminated.

  Valuation of Investments and Realized Gains and Losses

   The Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and limited partnership interests. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company's investments in limited partnership interests are accounted for in accordance with the equity method of accounting or the cost method of accounting depending upon the Company's percentage of ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES method would be applied only if the Company's ownership interest exceeded 20 percent. In all other circumstances the Company accounts for its investments in limited partnership interests in accordance with the cost method. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

   Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

   Real estate held for investment, as well as related improvements, are reported as other invested assets, and are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

   Policy loans are carried at their unpaid principal balances. Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Collateralized Financing Transactions

   Securities loaned and borrowed are accounted for as collateralized financing transactions and are recorded at the amount of cash collateral received or advanced. The fee received or paid by the Company is recorded as interest revenue or expense and is reflected in retail brokerage and investment banking revenues and other operating costs and expenses, respectively, in the consolidated statement of income. The initial collateral advanced or received has a higher market value than the underlying securities. The Company monitors the market value of securities borrowed and loaned on a daily basis, with additional collateral obtained or refunded, as necessary.

   The Company utilizes short-term repurchase agreements as supplementary short-term financing and delivers U.S. Treasury securities as collateral for cash received. These repurchase agreements are accounted for as collateralized financings. The fee paid by the Company is recorded as interest expense. The Company monitors the market value of securities transferred on a daily basis, and obtains additional collateral as necessary.

  Recognition of Insurance Revenue and Related Benefits

   Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

  Deferred Policy Acquisition Costs ("DAC")

   The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

   For participating traditional life policies, DAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2001, the expected investment yield for the Closed Block was 7.29% for the year 2001 with subsequent years grading down to an ultimate aggregate yield of 7.12% in the year 2013. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

   For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. For non-participating term policies, DAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

   The Company conducts programs from time-to-time that allow annuity contractholders to exchange older annuity contracts for new annuity products at no cost. The Company has determined that the old and new products are substantially similar and as such, the Company retains previously recorded DAC related to the exchanged contract.

   DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

   Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0 percent to
5.5 percent.

   Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.9%, 5.9% and 5.6% for the years ended December 31, 2001, 2000, and 1999, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.5%, 4.9% and 5.1% for the years ended December 31, 2001, 2000, and 1999, respectively.

  Dividends to Policyholders

   Dividends to policyholders, which are substantially all on the Closed Block Business (see Note 2) are determined annually by the Board of Directors of MONY Life. The aggregate amount of policyholders' dividends is related to actual interest, mortality and morbidity for the year.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Participating Business

   At December 31, 2001 and 2000, participating business, substantially all of which is in the Closed Block, represented approximately 46.0% and 53.3% of the Company's life insurance in force, and 73.7% and 74.4% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 2001, 2000 and 1999, participating business represented approximately 83.5% and 91.6%, and 95.9%, respectively, of life insurance premiums.

  Federal Income Taxes

   The Company files a consolidated federal income tax return with its parent, The MONY Group Inc. and its other subsidiaries, as well as the Company's life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement amounts and income tax bases of assets and liabilities using enacted income taxes and laws.

  Reinsurance

   The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

   In determining whether a reinsurance contract qualifies for reinsurance accounting, Statement of Financial Accounting Standards ("SFAS") No. 113 "Accounting and reporting for reinsurance of short-duration and long-duration contracts" requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

   The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Consolidated Statements of Cash Flows--Non-cash Transactions

   For the years ended December 31, 2001, 2000, and 1999, respectively, real estate of $18.0 million, $0.5 million, and $27.0 million was acquired in satisfaction of debt. At December 31, 2001 and 2000, the Company owned real estate acquired in satisfaction of debt of $44.3 million and $41.5 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

  New Accounting Pronouncements

   On January 1, 2001 the Company adopted FASB SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company's use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company's earnings or financial position.

   On January 1, 2001, the Company adopted the provisions of American Institute of Certified Public Accountants Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies for Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 requires, among other things, that Closed Block assets, liabilities, revenues, and expenses should be displayed in financial statements combined with all other assets, liabilities, revenues, and expenses outside the Closed Block. The guidance in SOP 00-3 requires restatement of financial statements presented for years prior to its issuance. Accordingly, the consolidated balance sheet of the Company as of December 31, 2000 and the related consolidated statements of income and comprehensive income for the years ended December 31, 2000 and 1999 have been restated to conform to the presentation required by SOP 00-3.

   On January 1, 2001 the Company adopted FASB SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125" ("SFAS No. 140"). SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company's earnings or financial position.

   In July 2001, the FASB issued SFAS No. 141, "Business Combinations" ("SFAS 141"). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company's past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. This statement has no material effect on the financial position or earnings of the Company.

   In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. This statement is effective for fiscal years beginning after December 15, 2001. As a result of adopting this statement, the Company will no longer recognize goodwill amortization of approximately $1.4 million on an annualized basis. In addition, the Company does not expect to recognize any impairment of goodwill upon adoption of this statement.

   In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001. SFAS 144 retains many of the same provisions of SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the consolidated statements of income and comprehensive income. The Company has real estate held for sale, included in "Other assets", that meet the definition of a component of the entity. Accordingly, beginning January 1, 2002, the Company will report results from operations for real estate held for sale as discontinued operations. Pre-tax income from real estate held for sale recorded for the years ended December 31, 2001 and 2000 was approximately $6.8 million and $17.4 million, respectively.

4. Investment Income, Realized and Unrealized Investment Gains (Losses), and Comprehensive Income:

   Net investment income for the years ended December 31, 2001, 2000 and 1999 was derived from the following sources:

                                                      2001     2000    1999
                                                     ------  -------- ------
                                                         ($ in millions)
   Net Investment Income
   Fixed maturities................................. $484.4  $  495.4 $477.7
   Equity securities................................  (33.9)    239.4  194.2
   Mortgage loans...................................  139.8     144.3  127.7
   Other investments (including cash and
     short-term) ...................................  132.7     136.9  135.9
                                                     ------  -------- ------
   Total investment income..........................  723.0   1,016.0  935.5
   Investment expenses..............................   46.1      45.1   35.5
                                                     ------  -------- ------
   Net investment income............................ $676.9  $  970.9 $900.0
                                                     ======  ======== ======

   Net realized gains (losses) on investments for the years ended December 31, 2001, 2000 and 1999 are summarized as follows:

                                                   2001    2000    1999
                                                  ------  ------  ------
                                                      ($ in millions)
       Net Realized Gains (Losses) on Investments
       Fixed maturities.......................... $ (2.6) $(30.1) $ (8.6)
       Equity securities.........................   (7.8)   21.5    76.0
       Mortgage loans............................    9.3    19.8     0.8
       Other invested assets.....................  (11.2)   26.3    56.9
                                                  ------  ------  ------
       Net realized gains (losses) on
         investments ............................ $(12.3) $ 37.5  $125.1
                                                  ======  ======  ======

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 8), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in unrealized investment gains (losses) and the change in the Company's minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 2001, 2000 and 1999 as presented below:

                                                                       2001    2000    1999
                                                                      ------  ------  -------
                                                                          ($ in millions)
Other Comprehensive Income
Change in unrealized gains (losses):
Fixed maturities..................................................... $156.7  $196.7  $(458.9)
Equity securities....................................................   (3.4)  (59.9)   (25.3)
Other................................................................    0.0     0.0     (3.6)
                                                                      ------  ------  -------
Subtotal.............................................................  153.3   136.8   (487.8)
AEGON Portfolio (See Note 11)........................................   31.0    20.6    (77.9)
                                                                      ------  ------  -------
Subtotal.............................................................  184.3   157.4   (565.7)
Effect on unrealized gains (losses) on investments attributable to:
   DAC...............................................................  (30.3)  (93.1)   241.6
   Deferred federal income taxes.....................................  (48.2)  (20.6)   114.1
Net unrealized gains (losses) and DAC transferred to the Closed
   Block ............................................................  (69.2)    2.5     28.2
                                                                      ------  ------  -------
Change in unrealized gains (losses) on investments, net..............   36.6    46.2   (181.8)
Minimum pension liability adjustment.................................  (11.5)   (3.8)      --
                                                                      ------  ------  -------
Other comprehensive income........................................... $ 25.1  $ 42.4  $(181.8)
                                                                      ======  ======  =======

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000, and 1999 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                                  2001   2001    1999
                                                                  -----  -----  -------
                                                                     ($ in millions)
Reclassification Adjustments
Unrealized gains (losses) on investments......................... $34.6  $48.6  $(135.3)
Reclassification adjustment for gains included in net income.....  (9.5)  (6.2)   (46.5)
                                                                  -----  -----  -------
Unrealized gains (losses) on investments, net of reclassification adjustments.................................................... $25.1  $42.4  $(181.8)
                                                                  =====  =====  =======

   Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $43.2 million, $17.2 million, and $(139.2) million, respectively, and $(32.1) million, $(95.5) million, and $242.2 million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

   Reclassification adjustments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense of $5.1 million, $3.3 million and $25.1 million, respectively, and $1.8 million, $2.5 million and $(0.4) million, respectively, relating to the effect of such amounts on DAC.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

5. Fixed Maturity and Equity Securities:

  Fixed Maturity Securities Available-for-Sale

   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2001 and 2000 are as follows:

                                                             Gross        Gross
                                           Amortized      Unrealized    Unrealized      Estimated
                                             Cost            Gains        Losses       Fair Value
                                       ----------------- ------------- ------------ -----------------
                                         2001     2000    2001   2000  2001   2000    2001     2000
                                       -------- -------- ------ ------ ----- ------ -------- --------
                                                              ($ in millions)
US Treasury securities and Obligations
 of US Government agencies............ $  292.7 $  171.6 $ 14.7 $  6.7 $ 0.2 $  0.3 $  307.2 $  178.1
Collateralized mortgage obligations:
   Government agency-backed...........    268.4    310.9    5.8    2.5   0.8    1.6    273.4    311.8
   Non-agency backed..................    166.3    136.7    7.0    3.3   0.0    0.3    173.3    139.7
Other asset-backed securities:
   Government agency-backed...........     18.4     25.8    0.7    0.5   0.0    0.2     19.1     26.1
   Non-agency backed..................    611.5    505.9   17.9    7.0   9.6    8.2    619.8    504.7
Foreign governments...................     32.1     28.4    4.0    1.5   0.7    0.5     35.4     29.4
Utilities.............................    551.3    635.2   16.9   13.4   4.6   11.1    563.6    637.5
Corporate bonds.......................  4,830.3  4,860.8  153.0   82.6  58.3  103.5  4,925.0  4,839.9
                                       -------- -------- ------ ------ ----- ------ -------- --------
   Total bonds........................  6,771.0  6,675.3  220.0  117.5  74.2  125.7  6,916.8  6,667.2
Redeemable preferred stocks...........     55.6     27.4    1.2    0.0   0.1    1.6     56.7     25.8
                                       -------- -------- ------ ------ ----- ------ -------- --------
   Total.............................. $6,826.6 $6,702.7 $221.2 $117.5 $74.3 $127.3 $6,973.5 $6,693.0
                                       ======== ======== ====== ====== ===== ====== ======== ========

   The carrying value of the Company's fixed maturity securities available-for-sale at December 31, 2001 and 2000 is net of adjustments for impairments in value deemed to be other than temporary of $48.2 million and $27.5 million, respectively.

   At December 31, 2001 and 2000, there was $0.0 million and $1.6 million, respectively, of fixed maturity securities which had been non-income producing for the twelve months preceding such dates.

   The Company classifies fixed maturity securities available-for-sale which
(i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or (iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities." At December 31, 2001 and 2000, the carrying value of problem fixed maturities held by the Company was $66.7 million and $54.1 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2001 and 2000, the carrying value of potential problem fixed maturities held by the Company was $16.1 million and $6.6 million, respectively. In addition, at December 31, 2001 and 2000, the Company had no fixed maturity securities which had been restructured.

   The amortized cost and estimated fair value of fixed maturity securities available-for-sale, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2001, are as follows:

                                                         2001
                                                 --------------------
                                                 Amortized Estimated
                                                   Cost    Fair Value
                                                 --------- ----------
                                                   ($ in millions)
          Due in one year or less............... $  346.1   $  354.9
          Due after one year through five
            years. .............................  1,996.7    2,071.1
          Due after five years through ten
            years ..............................  2,480.2    2,527.4
          Due after ten years...................    939.0      934.6
                                                 --------   --------
             Subtotal...........................  5,762.0    5,888.0
          Mortgage--and asset-backed
            securities .........................  1,064.6    1,085.5
                                                 --------   --------
             Total.............................. $6,826.6   $6,973.5
                                                 ========   ========

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Fixed maturity securities available-for-sale that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   Proceeds from sales of fixed maturity securities available-for-sale during 2001, 2000 and 1999 were $479.4 million, $441.3 million and $632.8 million, respectively. Gross gains of $21.3 million, $7.2 million, and $6.9 million and gross losses of $8.3 million, $16.3 million, and $19.4 million were realized on these sales, in 2001, 2000 and 1999, respectively.

  Equity Securities

   The cost, gross unrealized gains and losses, and estimated fair value of marketable and non-marketable equity securities at December 31, 2001 and 2000 are as follows:

                                                 Gross      Gross
                                  Amortized   Unrealized  Unrealized   Estimated
                                    Cost         Gains      Losses    Fair Value
                                ------------- ----------- ---------- -------------
                                 2001   2000  2001  2000  2001  2000  2001   2000
                                ------ ------ ----- ----- ----- ---- ------ ------
                                                 ($ in millions)
Marketable equity securities... $ 67.3 $ 40.1 $ 6.2 $ 6.7 $ 6.9 $2.2 $ 66.6 $ 44.6
Nonmarketable equity securities  220.7  226.2  31.0  63.6  20.8  5.8  230.9  284.0
                                ------ ------ ----- ----- ----- ---- ------ ------
                                $288.0 $266.3 $37.2 $70.3 $27.7 $8.0 $297.5  328.6
                                ====== ====== ===== ===== ===== ==== ====== ======

   Proceeds from sales of equity securities during 2001, 2000 and 1999 were $31.0 million, $499.2 million and $302.7 million, respectively. Gross gains of $3.1 million, $81.2 million and $90.0 million and gross losses of $9.5 million, $57.8 million and $12.4 million were realized on these sales, during 2001, 2000, and 1999, respectively.

6. Mortgage Loans on Real Estate:

   Mortgage loans on real estate at December 31, 2001 and 2000 consist of the following:

                                                      2001      2000
                                                    --------  --------
                                                      ($ in millions)
        Commercial and residential mortgage loans.. $1,533.6  $1,473.4
        Agricultural mortgage loans................    304.6     313.5
                                                    --------  --------
        Total loans................................  1,838.2   1,786.9
        Less: valuation allowances.................    (28.5)    (32.2)
                                                    --------  --------
        Mortgage loans, net of valuation allowances $1,809.7  $1,754.7
                                                    ========  ========

   An analysis of the valuation allowances for 2001, 2000 and 1999 is as follows:

                                                 2001   2000    1999
                                                 -----  -----  ------
                                                    ($ in millions)
         Balance, beginning of year............. $32.2  $37.3  $ 46.8
         (Decrease)/increase in allowance.......  (0.8)  (4.9)    3.7
         Reduction due to pay downs and pay offs  (0.2)  (0.2)   (1.3)
         Transfers to real estate...............  (2.7)    --   (11.9)
                                                 -----  -----  ------
         Balance, end of year................... $28.5  $32.2  $ 37.3
                                                 =====  =====  ======

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Impaired mortgage loans along with related valuation allowances as of December 31, 2001 and 2000 are as follows:

                                                                      2001    2000
                                                                     ------  ------
                                                                     ($ in millions)
Investment in impaired mortgage loans (before valuation allowances):
Loans that have valuation allowances................................ $ 93.5  $132.9
Loans that do not have valuation allowances.........................   85.2    65.1
                                                                     ------  ------
   Subtotal.........................................................  178.7   198.0
Valuation allowances................................................  (18.4)  (22.6)
                                                                     ------  ------
   Impaired mortgage loans, net of valuation allowances............. $160.3  $175.4
                                                                     ======  ======

   During 2001, 2000, and 1999, the Company recognized $12.8 million, $19.5 million, and $19.8 million, respectively, of interest income on impaired loans (also see Note 18).

   At December 31, 2001 and 2000, the carrying value of mortgage loans which were non-income producing for the twelve months preceding such dates was $22.0 million and $13.3 million, respectively.

   At December 31, 2001 and 2000, the Company had restructured mortgage loans of $66.3 million and $85.7 million, respectively. Interest income of $4.3 million, $6.8 million and $10.6 million was recognized on restructured mortgage loans in 2001, 2000, and 1999, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $7.2 million, $9.5 million, and $15.7 million in 2001, 2000 and 1999, respectively.

7. Segment Information:

   The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

   Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since a significant portion of mutual funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

   Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with SFAS 131. All of the Company's other segments are combined and reported in the other products segment.

   Products comprising the protection products segment primarily include a wide range of insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life insurance, last survivor variable universal life, last survivor universal life, group universal life and special-risk products. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits (see Note 11), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block (See Notes 2 and 18), and (iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include flexible premium variable annuities, single premium deferred annuities, immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES operation markets the Company's proprietary investment products and, in addition, provides clients of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its clients. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction.

   Set forth in the table below is certain financial information with respect to the Company's operating segments as of and for each of the years ended December 31, 2001, 2000, and 1999, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, substantially all segment revenues are from external sources.

   Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a targeted regulatory risk-based capital ("RBC") level for each segment. Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment (see Note 3).

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     Segment Summary Financial Information

                                                                      2001(3)(5) 2000(6)   1999(7)
                                                                      ---------- --------  --------
                                                                             ($ in millions)
Premiums:
Protection Products..................................................   $675.5   $  685.7  $  702.8
Accumulation Products................................................      5.3        1.3       0.9
Other Products.......................................................     14.5       13.5      13.4
                                                                        ------   --------  --------
                                                                        $695.3   $  700.5  $  717.1
                                                                        ======   ========  ========
Universal life and investment-type product policy fees:
Protection Products..................................................   $151.6   $  134.8  $  122.3
Accumulation Products................................................     54.7       70.0      73.3
Other Products.......................................................      0.9        1.0       0.7
                                                                        ------   --------  --------
                                                                        $207.2   $  205.8  $  196.3
                                                                        ======   ========  ========
Net investment income and net realized gains (losses) on investments:
Protection Products..................................................   $559.4   $  796.7  $  823.1
Accumulation Products................................................     68.6      124.9     132.4
Other Products.......................................................     17.9       68.9      69.6
Reconciling amounts(4)...............................................     18.7       17.9       0.0
                                                                        ------   --------  --------
                                                                        $664.6   $1,008.4  $1,025.1
                                                                        ======   ========  ========
Other income:
Protection Products..................................................   $ 46.8   $   57.7  $   79.6
Accumulation Products................................................    107.4      120.2      95.1
Other Products.......................................................     57.5       77.4      80.7
Reconciling amounts..................................................      8.1        5.1       4.8
                                                                        ------   --------  --------
                                                                        $219.8   $  260.4  $  260.2
                                                                        ======   ========  ========
Amortization of deferred policy acquisition costs:
Protection Products..................................................   $115.7   $  110.8  $  107.1
Accumulation Products................................................     26.1       28.3      30.7
Reconciling amounts..................................................     17.0        0.0       0.0
                                                                        ------   --------  --------
                                                                        $158.8   $  139.1  $  137.8
                                                                        ======   ========  ========
Benefits to policyholders:(1)
Protection Products..................................................   $815.1   $  791.1  $  790.7
Accumulation Products................................................     75.4       68.2      73.7
Other Products.......................................................     29.2       31.5      33.7
Reconciling amounts..................................................      5.5        7.6       4.5
                                                                        ------   --------  --------
                                                                        $925.2   $  898.4  $  902.6
                                                                        ======   ========  ========
Other operating costs and expenses:
Protection Products..................................................   $245.5   $  262.2  $  287.5
Accumulation Products................................................    127.2      120.0     105.7
Other Products.......................................................    138.9      100.3      93.7
Reconciling amounts..................................................      7.8       20.8      61.8
                                                                        ------   --------  --------
                                                                        $519.4   $  503.3  $  548.7
                                                                        ======   ========  ========
Income before income taxes:
Protection Products..................................................   $ 23.1   $  278.1  $  315.0
Accumulation Products................................................      5.7       98.4      89.6
Other Products.......................................................    (78.4)      27.7      35.8
Reconciling amounts..................................................     (3.5)      (5.4)    (61.5)
                                                                        ------   --------  --------
                                                                        $(53.1)  $  398.8  $  378.9
                                                                        ======   ========  ========

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                          2001(3)(5)  2000(6)   1999(7)
                                          ---------- --------- ---------
                                                 ($ in millions)
       Assets:
       Protection Products............... $16,188.1  $16,239.0 $16,181.4
       Accumulation Products.............   5,077.7    5,593.5   6,175.0
       Other Products....................   1,125.7    1,060.8   1,187.6
       Reconciling amounts...............     994.8    1,309.0   1,176.1
                                          ---------  --------- ---------
                                          $23,386.3  $24,202.3 $24,720.1
                                          =========  ========= =========
       Deferred policy acquisition costs:
       Protection Products............... $ 1,087.0  $ 1,064.3 $ 1,094.9
       Accumulation Products.............     146.8      145.4     153.3
                                          ---------  --------- ---------
                                          $ 1,233.8  $ 1,209.7 $ 1,248.2
                                          =========  ========= =========
       Policyholders' liabilities:
       Protection Products............... $10,366.5  $10,290.7 $10,231.7
       Accumulation Products.............   1,142.5    1,060.0   1,236.3
       Other Products....................     361.7      381.4     418.9
       Reconciling amounts...............      16.3       17.7      17.4
                                          ---------  --------- ---------
                                          $11,887.0  $11,749.8 $11,904.3
                                          =========  ========= =========
       Separate account liabilities:(2)
       Protection Products............... $ 3,783.7  $ 3,939.5 $ 3,843.5
       Accumulation Products.............   3,464.3    4,072.9   4,548.9
       Other Products....................     429.7      499.5     604.2
       Reconciling amounts...............     694.1      770.1     832.3
                                          ---------  --------- ---------
                                          $ 8,371.8  $ 9,282.0 $ 9,828.9
                                          =========  ========= =========

----------
(1)Includes interest credited to policyholders' account balances.
(2)Each segment includes separate account assets in an amount not less than the corresponding liability reported.
(3)See Note 19 for details regarding the allocation of Reorganization and Other Charges to segments.
(4)Reconciling amounts include interest expense related to the Inter-company Surplus Notes (see Note 14).
(5)Amounts reported as "reconciling" in 2001 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, and (ii) charges totaling $56.8 million pretax relating to the Company's reorganization.
(6)Amounts reported as "reconciling" in 2000 primarily relate to contracts issued by MONY Life relating to its employee benefit plans.
(7)Amounts reported as "reconciling" in 1999 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) charges totaling $59.7 million pretax relating to the Company's voluntary early retirement program, and (iii) demutualization expenses in 1999.

   Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single client does not exceed 10 percent of total consolidated revenues.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Following is a summary of revenues by product for the years ended December 31, 2001, 2000 and 1999:

                                             2001   2000   1999
                                            ------ ------ ------
                                              ($ in millions)
                Premiums:
                Individual life............ $675.1 $685.2 $702.7
                Disability income
                  insurance ...............    0.4    0.5    0.6
                Group insurance............   14.5   13.5   13.4
                Other......................    5.3    1.3    0.4
                                            ------ ------ ------
                   Total................... $695.3 $700.5 $717.1
                                            ====== ====== ======


                                                           2001   2000   1999
                                                          ------ ------ ------
                                                            ($ in millions)
  Universal life and investment-type product policy fees:
  Universal life......................................... $ 68.8 $ 69.0 $ 73.2
  Variable universal life................................   73.4   54.7   37.6
  Group universal life...................................    9.4   11.1   11.5
  Individual variable annuities..........................   54.7   69.7   72.8
  Individual fixed annuities.............................    0.9    1.3    1.2
                                                          ------ ------ ------
     Total............................................... $207.2 $205.8 $196.3
                                                          ====== ====== ======

8. Deferred Policy Acquisition Costs:

   Policy acquisition costs deferred and amortized in 2001, 2000, and 1999 are as follows:

                                                  2001      2000      1999
                                                --------  --------  --------
                                                       ($ in millions)
   Balance, beginning of the year.............. $1,209.7  $1,248.2  $  994.3
   Costs deferred during the year..............    209.1     190.8     154.3
   Amortized to expense during the year........   (158.8)   (139.0)   (137.8)
   Effect on DAC from unrealized (gains)
     losses ...................................    (26.2)    (90.3)    237.4
                                                --------  --------  --------
   Balance, end of the year.................... $1,233.8  $1,209.7  $1,248.2
                                                ========  ========  ========

9. Pension Plans and Other Postretirement Benefits:

  Pension Plans

   The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and
(b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees. The Company did not make any contribution in the current year or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of the IRC.

   During 2000, the Company amended its Qualified Pension plan, which increased certain benefit liabilities payable thereunder. The amendment resulted in an increase of $1.8 million in the plan's projected benefit obligation.

   The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 2001 and 2000, $415.3 million and $466.4 million, respectively, were invested in the MONY Pooled Accounts. Benefits of $27.9 million, $33.9 million and $40.4 million were paid by this plan for the years ended December 31, 2001, 2000, and 1999, respectively.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's general account.

  Postretirement Benefits

   The Company provides certain health care and life insurance benefits for retired employees and field underwriters. The Company amortizes its postretirement transition obligation over a period of twenty years.

   Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial affect on amounts reported.

   The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represents the Company's postretirement benefit obligation:

                                                          Pension Benefits  Other Benefits
                                                          ---------------  ----------------
                                                           2001     2000    2001     2000
                                                          ------   ------  -------  -------
                                                                   ($ in millions)
Change in benefit obligation:
Benefit obligation at beginning of year.................. $386.1   $373.3  $ 103.9  $  97.7
Service cost.............................................    8.3      6.1      1.5      1.2
Interest cost............................................   30.9     29.4      7.2      7.3
Curtailment gain.........................................     --     (2.0)      --       --
Termination benefits.....................................     --       --       --       --
Plan amendment...........................................    1.8       --       --       --
Actuarial loss...........................................   25.8     18.9      0.5      5.8
Benefits paid............................................  (41.4)   (39.6)    (8.4)    (8.1)
                                                          ------   ------  -------  -------
Benefit obligation at end of year........................ $411.5   $386.1  $ 104.7  $ 103.9
                                                          ======   ======  =======  =======

                                                          Pension Benefits  Other Benefits
                                                          ---------------  ----------------
                                                           2001     2000    2001     2000
                                                          ------   ------  -------  -------
                                                                   ($ in millions)
Change in plan assets:
Fair value of plan assets at beginning of year........... $469.9   $498.0  $    --  $    --
Actual return on plan assets.............................  (20.5)     9.1       --       --
Employer contribution....................................   13.5      8.6      8.4      8.1
Benefits and expenses paid...............................  (43.4)   (45.8)    (8.4)    (8.1)
Fair value of plan assets at end of year.................  419.5    469.9       --       --
Funded status............................................    8.0     83.8   (103.7)  (103.9)
Unrecognized actuarial loss..............................   98.4      5.8     12.1     12.6
Unamortized transition obligation........................    2.1     (5.5)    33.6     36.7
Unrecognized prior service cost..........................  (11.4)   (14.0)    (0.8)    (0.9)
                                                          ------   ------  -------  -------
Net amount recognized.................................... $ 97.1   $ 70.1  $ (58.8) $ (55.5)
                                                          ======   ======  =======  =======
Amounts recognized in the statement of financial position
  consist of the following:
Prepaid benefit cost..................................... $145.4   $123.0  $    --  $    --
Accrued benefit liability................................  (48.3)   (52.9)   (58.8)   (55.5)
Intangible asset.........................................    2.1      2.4       --       --
Accumulated other comprehensive income...................   (2.1)    (2.4)      --       --
                                                          ------   ------  -------  -------
Net amount recognized.................................... $ 97.1   $ 70.1  $ (58.8) $ (55.5)
                                                          ======   ======  =======  =======

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company's qualified plan had assets of $419.5 million and $469.9 million at December 31, 2001 and 2000, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $343.5 million and $310.6 million at December 31, 2001 and $318.3 million and $292.2 million at December 31, 2000, respectively.

   The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $68.0 million and $65.6 million at December 31, 2001 and $67.8 million and $59.0 million at December 31, 2000, respectively.

                                                Pension Benefits  Other Benefits
                                                ----------------  -------------
                                                2001  2000  1999  2001 2000 1999
                                                ----  ----  ----  ---- ---- ----
Weighted-average assumptions as of December 31:
Discount rate..................................  7.3%  7.5%  8.0% 0.0% 7.5% 8.0%
Expected return on plan assets................. 10.0% 10.0% 10.0% 0.0% 0.0% 0.0%
Rate of compensation increase(1)...............  0.0%  5.0%  5.0% 0.0% 5.0% 5.0%

----------
(1)No benefits bearing incentive compensation is assumed for 2002. Otherwise benefits bearing compensation is assumed to increase by 4% for all participants eligible for incentive compensation and by 5% for all others. Benefits bearing incentive compensation for the top four officers is assumed to be 5% of base salary after 2002.

   For measurement purposes, a 10% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

   Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                           Pension Benefits        Other Benefits
                                        ----------------------  -------------------
                                         2001    2000    1999   2001   2000   1999
                                        ------  ------  ------  -----  -----  -----
                                                      ($ in millions)
Components of net periodic benefit cost
Service cost........................... $  8.3  $  6.1  $ 11.7  $ 1.5  $ 1.2  $ 2.0
Interest cost..........................   30.9    29.4    27.3    7.2    6.5    7.2
Expected return on plan assets.........  (45.5)  (46.9)  (44.2)    --     --     --
Amortization of prior service cost.....   (0.8)   (1.5)   (0.8)  (0.2)  (0.1)  (0.1)
Curtailment gain.......................     --    (2.0)   (3.8)    --     --     --
Special termination benefits...........     --      --    50.0     --     --     --
Recognized net actuarial loss/(gain)...    1.1    (0.2)     --     --     --    1.1
Amortization of transition items.......   (7.5)   (7.9)   (7.5)   3.1    3.1    3.1
                                        ------  ------  ------  -----  -----  -----
Net periodic benefit cost.............. $(13.5) $(23.0) $ 32.7  $11.6  $10.7  $13.3
                                        ======  ======  ======  =====  =====  =====

   The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. At December 31, 2001 and 2000, the fair value of plan assets was $198.9 million and $231.2 million, respectively. For the years ended December 31, 2001, 2000, and 1999, the Company contributed $3.2 million, $3.2 million and $3.1 million to the plan, respectively, which amounts are reflected in Other Operating Costs and Expenses.

   The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation which equaled the accumulated benefit obligation was $59.5 million and $61.0 million as of December 31, 2001 and 2000, respectively. The non-qualified defined contribution plan's net periodic expense was $(0.2) million, $7.2 million and $9.3 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES additional profit sharing contribution for non-officer employees. As with the employee excess plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters.

10. Income Taxes:

   The Company files a consolidated federal income tax return with its parent, The MONY Group Inc. and its other subsidiaries, as well as the Company's life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries.

   Income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax (benefit)/expense is presented below:

                                                         2001    2000    1999
                                                        ------  ------  ------
                                                           ($ in millions)
 Income tax (benefit) expense:
    Current............................................ $ 16.1  $ 82.1  $ 73.9
    Deferred...........................................  (35.2)   52.7    57.5
                                                        ------  ------  ------
 Income tax (benefit) expense before extraordinary item  (19.1)  134.8   131.4
 Extraordinary item....................................     --   (20.3)     --
                                                        ------  ------  ------
        Total.......................................... $(19.1) $114.5  $131.4
                                                        ======  ======  ======

   Income taxes reported in the consolidated statements of income are different from the amounts determined by multiplying the earnings before income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                2001    2000    1999
                                                               ------  ------  ------
                                                                   ($ in millions)
Tax at statutory rate......................................... $(18.6) $139.6  $133.3
Dividends received deduction..................................     --    (2.5)   (1.7)
Goodwill......................................................    5.4      --      --
Tax Return to provision differences...........................   (4.0)     --      --
Tax Accruals..................................................   (3.2)     --      --
Meals & Entertainment.........................................    1.3      --      --
Other.........................................................     --    (2.3)   (0.2)
                                                               ------  ------  ------
Federal Income tax (benefit) expense before extraordinary item  (19.1)  134.8   131.4
   Extraordinary item.........................................     --   (20.3)     --
                                                               ------  ------  ------
Provision for income taxes.................................... $(19.1) $114.5  $131.4
                                                               ======  ======  ======

   MONY Group's income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The components of deferred tax liabilities and assets at December 31, 2001 and 2000 are reported in Accounts Payable and Other Liabilities in the balance sheet and are as follows:

                                                        2001    2000
                                                       ------  ------
                                                       ($ in millions)
         Deferred policy acquisition costs............ $191.1  $163.3
         Fixed maturities and equity securities.......   56.2    25.3
         Other, net(1)................................   68.7    67.8
         Nonlife subsidiaries.........................   (9.7)   17.2
                                                       ------  ------
         Total deferred tax liabilities...............  306.3   273.6
                                                       ------  ------
         Policyholder and separate account liabilities  112.8   129.7
         Accrued expenses.............................   19.2    48.6
         Deferred compensation and benefits...........   66.7    38.2
         Real estate and mortgages....................   48.9    (2.3)
                                                       ------  ------
         Total deferred tax assets....................  247.6   214.2
                                                       ------  ------
         Net deferred tax liability................... $(58.7) $(59.4)
                                                       ======  ======

----------
(1)Includes $10.9 million and $10.7 million at December 31, 2001 and 2000 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 11).

   The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

11. The Group Pension Transaction:

   On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provided that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

   Pursuant to the Agreement, MONY Life agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44% per annum and the Series B Notes pay interest at 6.24% per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY Life's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

   In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pensi on Transaction." In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Pursuant to the Agreement, MONY Life receives from AUSA: (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date. However, the level of new business growth necessary for MONY Life to receive the New Business Growth Payment makes it unlikely that MONY Life will ever receive any such payment.

   With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

   Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

   Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes. The Company expects to record income in the fourth quarter of 2002 of approximately $55.0 million to the Final Value Payment, as defined in the Agreement.

   For the years ended December 31, 2001, 2000 and 1999, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $27.4 million, $26.9 million, and $35.7 million, respectively, and the Company recorded Group Pension Profits of $30.7 million, $37.1 million and $63.0 million, respectively. In addition, the Company earned $12.8 million of interest income on the Notes in each of the aforementioned years.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such assets hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expenses comprising the Group Pension Profits:

                                                                                                          As of December 31,
                                                                                                         ------------------
                                                                                                            2001      2000
                                                                                                          --------  --------
Assets:
General Account..........................................................................................
   Fixed maturities: available for sale, at estimated fair value (amortized cost; $1,371.2 and $1,420.8, respectively)....................................................................................... $1,400.5  $1,419.0
   Mortgage loans on real estate.........................................................................     26.5      47.5
   Cash and cash equivalents.............................................................................     19.4      18.5
   Accrued investment income.............................................................................     24.5      26.0
                                                                                                          --------  --------
   Total general account assets..........................................................................  1,470.9   1,511.0
Separate account assets..................................................................................  3,179.5   3,416.7
                                                                                                          --------  --------
          Total assets................................................................................... $4,650.4  $4,927.7
                                                                                                          ========  ========
Liabilities:
General liabilities account(1)...........................................................................
   Policyholders' account balances....................................................................... $1,398.8  $1,468.1
   Other liabilities.....................................................................................      8.2      12.2
                                                                                                          --------  --------
   Total general account liabilities.....................................................................  1,407.0   1,480.3
Separate account liabilities(2)..........................................................................  3,179.5   3,416.7
                                                                                                          --------  --------
       Total liabilities................................................................................. $4,586.5  $4,897.0
                                                                                                          ========  ========

----------
(1)Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $71.2 million and $74.2 million as of December 31, 2001 and 2000, respectively.
(2)Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $11.8 million and $14.7 million as of December 31, 2001 and 2000, respectively.

                                                         For the Year Ended December 31,
                                                         -------------------------------
                                                            2001       2000      1999
                                                           ------     ------    ------
                                                                 ($ in millions)
Revenues:
   Product policy fees.................................. $ 19.6      $ 26.3    $ 24.0
   Net investment income................................  102.0       113.5     128.4
   Net realized gains (losses) on investments...........    1.5        (1.2)     18.9
                                                           ------     ------    ------
       Total revenues...................................  123.1       138.6     171.3
Benefits and Expenses:
   Interest credited to policyholders' account
     balances ..........................................   74.8        84.6      88.4
   Other operating costs and expenses...................   17.6        16.9      19.9
                                                           ------     ------    ------
       Total benefits and expenses......................   92.4       101.5     108.3
       Group Pension Profits............................ $ 30.7      $ 37.1    $ 63.0
                                                           ======     ======    ======

  Fixed Maturity Securities Available For Sale

   At December 31, 2001 and 2000, there were $2.9 million and $2.4 million of fixed maturity securities available for sale in the AEGON Portfolio deemed to have other than temporary impairments in value. In addition, there were no fixed maturity securities at such dates which had been non-income producing for the preceding twelve months.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   At December 31, 2001 and 2000, there were $2.9 million and $2.4 million of problem fixed maturities (as hereafter defined--see Note 5) held in the AEGON Portfolio. In addition, at such dates there were no potential problem fixed maturities held in the AEGON Portfolio. Also, none of the fixed maturity securities held in the AEGON Portfolio at December 31, 2001 and 2000 or prior thereto had been restructured.

   The following table presents the amortized cost and estimated fair value of fixed maturities available for sale held in the AEGON Portfolio, by contractual maturity dates as of December 31, 2001. Periodic payments have been included in the year of final maturity.

                                                            Estimated
                                                  Amortized   Fair
                                                    Cost      Value
                                                  --------- ---------
                                                    ($ in millions)
           Due in one year or less............... $  132.4  $  134.0
           Due after one year through five years.    967.8     993.1
           Due after five years through ten years    126.1     125.6
           Due after ten years...................     26.1      26.9
                                                  --------  --------
           Subtotal..............................  1,252.4   1,279.6
           Mortgage and asset backed securities..    118.8     120.9
                                                  --------  --------
              Total.............................. $1,371.2  $1,400.5
                                                  ========  ========

   Fixed maturity securities available for sale that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   The percentage of fixed maturities available for sale with a credit quality of Aaa, Aa or A was 75.3% and 72.6% at December 31, 2001 and 2000, respectively. The percentage of fixed maturities available for sale rated Baa was 22.0% and 24.5% at December 31, 2001 and 2000, respectively. The percentage of fixed maturities available for sale that were below Investment Grade was 2.7% and 2.9% at December 31, 2001 and 2000, respectively. There were no fixed maturities available for sale in or near default.

   The net change in unrealized investment gains (losses) represents the only component of other comprehensive income generated by the AEGON Portfolio for the years ended December 31, 2001, 2000, 1999 and prior thereto. The net change in unrealized investment gains (losses) was $31.0 million, $20.6 million and $(77.9) million for the years ended December 31, 2001, 2000 and 1999, respectively (see Note 4).

  Mortgage Loans on Real Estate

   Mortgage loans on real estate in the AEGON Portfolio at December 31, 2001 and 2000, respectively, totaled $26.4 million, net of a valuation allowance of $2.0 million, and $47.5 million net of a valuation allowance of $2.5 million.

   An analysis of the valuation allowances with respect to the AEGON Portfolio for 2001, 2000 and 1999 is as follows:

                                                  For the Year Ended
                                                     December 31,
                                                 -------------------
                                                 2001   2000   1999
                                                 -----  -----  -----
                                                   ($ in millions)
          Balance, beginning of year............ $ 2.5  $ 4.3  $16.0
          Increase (decrease) in allowance......   1.1    0.2   (6.7)
          Reduction due to pay downs and payoffs  (1.6)  (2.0)  (1.0)
          Transfer to real estate...............   0.0    0.0   (4.0)
                                                 -----  -----  -----
          Balance, end of year.................. $ 2.0  $ 2.5  $ 4.3
                                                 =====  =====  =====

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Impaired mortgage loans along with related valuation allowances with respect to the AEGON Portfolio at December 31, 2001, 2000 and 1999 are as follows:

                                                                      For the Year Ended
                                                                         December 31,
                                                                     -------------------
                                                                     2001   2000   1999
                                                                     -----  -----  -----
                                                                       ($ in millions)
Investment in impaired mortgage loans (before valuation allowances):
   Loans that have valuation allowances............................. $ 8.0  $19.1  $34.3
   Loans that do not have valuation allowances......................   2.5     --    4.4
                                                                     -----  -----  -----
       Subtotal.....................................................  10.5   19.1   38.7
Valuation allowances................................................  (1.7)  (1.8)  (2.7)
                                                                     -----  -----  -----
Impaired mortgage loans, net of valuation allowances................ $ 8.8  $17.3  $36.0
                                                                     =====  =====  =====

   For the years ended December 31, 2001, 2000, and 1999 approximately $1.1 million, $2.1 million, and $2.9 million, respectively, of interest income on impaired loans with respect to the AEGON Portfolio was earned.

   At December 31, 2001 and 2000 the AEGON Portfolio held restructured mortgage loans of $8.8 million and $15.3 million, respectively. Interest income of $0.9 million, $1.6 million, and $2.9 million was recognized on restructured mortgage loans for the years ended December 31, 2001, 2000, and 1999, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.1 million, $1.5 million, and $3.9 million for the years ended December 31, 2001, 2000, and 1999, respectively.

   The following table presents the maturity distribution of mortgage loans held in the AEGON Portfolio as of December 31, 2001:

                                                    December 31, 2001
                                                    ----------------
                                                     ($ in millions)
                                                    Carrying   % of
                                                     Value     Total
                                                    --------   -----
             Due in one year or less...............  $ 0.0       0.0%
             Due after one year through five years.   17.3      65.5
             Due after five years through ten years    9.1      34.5
                                                     -----     -----
                Total..............................  $26.4     100.0%
                                                     =====     =====

   Total problem, potential problem and restructured commercial mortgages as a percentage of commercial mortgages were 33.3%, 36.4% and 36.6% at December 31, 2001, 2000 and 1999, respectively. Total valuation allowances as a percentage of problem, potential problem and restructured commercial mortgages, at carrying value, before valuation allowances were 16.2%, 9.4% and 7.0% as of December 31, 2001, 2000 and 1999, respectively.

12. Estimated Fair Value of Financial Instruments:

   The estimated fair values of the Company's financial instruments approximate their carrying amounts, except for mortgage loans, long-term debt and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturity and Equity Securities

   The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES common stocks and limited partnership interests. The fair value of the Company's investments in common stocks are determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests are based on amounts reported by such partnerships to the Company.

  Mortgage Loans

   The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2001 and 2000, the fair value of mortgage loans was $1,880.8 million and $1,746.3 million, respectively.

  Policy Loans

   Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

   The fair value of long-term debt is determined based on contractual cash flows discounted at market rates.

  Separate Account Assets and Liabilities

   The estimated fair value of assets and liabilities held in separate accounts is based on quoted market prices.

  Investment-Type Contracts

   The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2001 were $1,196.8 million and $1,187.6 million, respectively. The carrying value and fair value of annuities at December 31, 2000 were $1,102.5 million and $1,098.7 million, respectively.

13. Reinsurance:

   Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product which utilizes a coinsurance agreement. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

   The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities, and reinsures approximately 50% of its block of paid-up life insurance policies.

   The following table summarizes the effect of reinsurance for the years indicated:

                                                                           2001     2000     1999
                                                                          -------  -------  -------
                                                                               ($ in millions)
Direct premiums (includes $67.7, $70.9 and $74.4 of accident and health premiums for 2001, 2000, and 1999, respectively)....................... $ 803.6  $ 806.0  $ 821.4
Reinsurance assumed......................................................     6.0      5.3      5.0
Reinsurance ceded (includes $(64.3), $(70.4), and $(73.8) of accident and health premiums for 2001, 2000, and 1999, respectively)................  (114.4)  (110.8)  (109.4)
                                                                          -------  -------  -------
Net premiums............................................................. $ 695.2  $ 700.5  $ 717.0
                                                                          =======  =======  =======
Universal life and investment type product policy fee income ceded....... $  25.4  $  23.1  $  14.0
                                                                          -------  -------  -------
Policyholders' benefits ceded............................................ $ 141.3  $ 107.9  $ 103.9
                                                                          =======  =======  =======
Interest credited to policyholders' account balances ceded                $   3.7  $   3.6  $   4.5
                                                                          =======  =======  =======

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

14. Debt:

   The Company's debt at December 31, 2001 and 2000 consists of the following:

                                                  2001    2000
                                                 ------  ------
                                                 ($ in millions)
               Short term debt:
               Real estate mortgage encumbrances $   --  $ 52.3
                                                 ------  ------
               Total short term debt............ $   --  $ 52.3
                                                 ======  ======
               Long term debt:
               Surplus notes.................... $  1.9  $  2.0
               Inter-Company Surplus Notes......  215.0   215.0
                                                 ------  ------
               Total long term debt............. $216.9  $217.0
                                                 ======  ======

  Surplus Notes

   On January 12, 2000, MONY Group filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides MONY Group with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder.

   On March 8, 2000, MONY Group issued $300.0 million principal amount of senior notes (the "$300 million Senior Notes") pursuant to the aforementioned Shelf Registration. The $300 million Senior Notes mature on March 15, 2010 and bears interest at 8.35% per annum. Approximately $280.0 million of the net proceeds from the issuance of the Senior Notes was used by MONY Group as discussed below to finance the repurchase, on March 8, 2000, by MONY Life of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and the "11.25% Notes", respectively), which were outstanding at December 31, 1999. In the third quarter of 2000, the Company repurchased another $6.5 million face amount of the 11.25% notes and in the first quarter of 2001, the Company repurchased another $0.1 million face amount of the 11.25% Notes.

   To finance MONY Life's repurchase of the 9.5% Notes and the 11.25% Notes, MONY Group, on March 8, 2000: (i) purchased two surplus notes from MONY Life (hereafter referred to as the "Inter-company Surplus Notes") to replace the 9.5% Notes and the 11.25% Notes, and (ii) contributed capital to MONY Life in the amount of $65 million.

   The Inter-company Surplus Note issued to replace the 9.5% Notes has a par value of $115 million, a coupon rate of interest of 8.65%, and matures on December 31, 2012. The inter-company surplus note issued to replace the 11.25% Notes has a par value of $100 million, a coupon rate of interest of 8.65%, and matures on August 15, 2024. Principal on the Inter-company Surplus Notes is payable at maturity and interest is payable semi-annually.

   As a result of the repurchase of the 9.5% Notes and substantially all of the 11.25% Notes, the Company recorded a pre-tax tax loss of $58.1 million ($37.7 million after tax) during 2000. The loss resulted from the premium paid by the Company to the holders of the 9.5% Notes and the 11.25% Notes reflecting the excess of their fair value over their carrying value on the Company's books at the date of the transaction of approximately $7.0 million and $51.1 million, respectively. This loss is reported, net of tax, as an extraordinary item on the Company's income statement for the year ended December 31, 2000.

  Real Estate Mortgage Encumbrances

   The Company initially had one mortgage loan on one of its real estate properties. For the years ended December 31, 2001, 2000 and 1999, interest expense on mortgage loans aggregated $1.2 million, $5.3 million, and $5.0 million, respectively.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

15. Securities Lending and Concentration of Credit Risk:

  Securities Lending Risk:

   Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2001 and 2000, securities loaned by the Company under this agreement had a fair value of approximately $161.5 million and $160.9 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

   At December 31, 2001 and 2000, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 1.9% and 1.0%, respectively, of total cash and invested assets.

   The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2001 are Consumer Goods of $1,225.1 million (17.6%), Non-Government Asset/Mortgage Backed securities of $793.1 million (11.4%), and Public Utilities of $739.8 million (10.6%).

   At December 31, 2000 the industries that comprised 10.0% or more of the carrying value of the fixed maturity securities were Consumer Goods of $1,042.9 million (15.6%), Non-Government Asset/Mortgage-Backed securities of $765.0 million (11.4%), Public Utilities of $760.5 million (11.4%), and other manufacturing of $674.5 million (10.1%).

   The Company held below investment grade fixed maturity securities with a carrying value of $603.1 million at December 31, 2001. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2000, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $526.0 million.

   The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2001 and 2000 are as follows:

                                      2001            2000
                                 --------------  --------------
                                         ($ in millions)
               Geographic Region
               Mountain......... $  414.2  20.3% $  430.0  22.0%
               Southeast........    449.1  22.0     420.3  21.3
               Midwest..........    336.2  16.5     322.8  16.4
               West.............    361.6  17.7     340.9  17.3
               Northeast........    274.1  13.4     337.9  17.2
               Southwest........    205.3  10.1     114.8   5.8
                                 -------- -----  -------- -----
                  Total......... $2,040.5 100.0% $1,966.7 100.0%
                                 ======== =====  ======== =====

   The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2001 are: California, $240.0 million (11.8%); Arizona, $201.5 million (9.9%); Texas, $158.1 million (7.8%); New York, $150.0 million (7.4%); Georgia, $147.5 million (7.2%); Washington D.C., $126.5 million (6.2%); and Colorado, $102.7 million (5.0%).

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   As of December 31, 2001 and 2000, the real estate and mortgage loan portfolio was also diversified by property type as follows:

                                       2001            2000
                                  --------------  --------------
                                          ($ in millions)
              Property Type
              Office buildings... $  873.3  42.7% $  853.4  43.4%
              Agricultural.......    304.9  15.0     311.3  15.8
              Hotel..............    297.8  14.6     287.6  14.6
              Retail.............    138.8   6.8     147.4   7.5
              Other..............    135.1   6.6     132.9   6.8
              Industrial.........    156.6   7.7     133.6   6.8
              Apartment buildings    134.0   6.6     100.5   5.1
                                  -------- -----  -------- -----
                 Total........... $2,040.5 100.0% $1,966.7 100.0%
                                  ======== =====  ======== =====

16. Commitments and Contingencies:

   Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY and MLOA alleging that it engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY and MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

   On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al. v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by MONY and MLOA and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts and/or are being held in abeyance pending the outcome of the Goshen case.

   On October 21, 1997, the New York State Supreme Court granted MONY's and MLOA's motion for summary judgment and dismissed all claims filed in the Goshen case against MONY and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court has subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only, and has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On August 9, 2001, the New York State Appellate Division, First Department, affirmed the ruling limiting the class to New York purchasers. On January 15, 2002, the New York State Court of Appeals granted the plaintiffs' motion for leave to appeal from that decision. MONY and MLOA intend to defend itself vigorously against plaintiffs' appeal and the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on the Company.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   On November 16, 1999, the MONY Group and MONY Life were served with a complaint in an action entitled Calvin Chatlos, M.D., and Alvin H. Clement, On Behalf of Themselves And All Others Similarly Situated v. The MONY Life Insurance Company, The MONY Group Inc., and Neil D. Levin, Superintendent, New York Department of Insurance, filed in the United States District Court for the Southern District of New York. The action purports to be brought as a class action on behalf of all individuals who had an ownership interest in one or more in force life insurance policies issued by MONY Life as of November 16, 1998. The complaint alleges that (i) the New York Superintendent of Insurance, Neil D. Levin, violated Section 7312 of the New York Insurance Law by approving the Plan of Demutualization, which plaintiffs claim was not fair and adequate, primarily because it allegedly failed to provide for sufficient assets for the mechanism established under the plan to preserve reasonable dividend expectations of the closed block, and (ii) MONY Life violated Section 7312 by failing to develop and submit to the New York Superintendent a plan of demutualization that was fair and adequate. The plaintiffs seek equitable relief in the form of an order vacating and/or modifying the New York Superintendent's order approving the Plan of Demutualization and/or directing the New York Superintendent to order MONY Life to increase the assets in the closed block, as well as unspecified monetary damages, attorneys' fees and other relief.

   In early January 2000, the MONY Group, MONY Life and the New York Superintendent wrote to the District Court seeking a pre-motion conference preliminary to the filing of a motion to dismiss the federal complaint on jurisdictional, federal abstention and timeliness grounds and for failure to state a claim. Following receipt of those letters, plaintiffs' counsel offered voluntarily to dismiss their complaint, and a stipulation and order to that effect was thereafter filed and approved by the court.

   On March 27, 2000, plaintiffs filed a new action in New York State Supreme Court bearing the same caption and naming the same defendants as the previously filed federal action. The state court complaint differs from the complaint previously filed in federal court in two primary respects. First, it no longer asserts a claim for damages against the New York Superintendent, nor does its prayer for relief seek entry of an order vacating or modifying the New York Superintendent's decision or requiring the New York Superintendent to direct MONY Life to place additional assets into the closed block. Rather, it seeks an accounting and an order from the Court directing MONY Life to transfer additional assets to the closed block.

   Second, the new complaint contains claims for breach of contract and fiduciary duty, as well as new allegations regarding the adequacy of the disclosures contained in the Policyholder Information Booklet distributed to policyholders soliciting their approval of the plan of demutualization (which plaintiffs claim violated both the New York Insurance Law and MONY Life's fiduciary duties).

   In order to challenge successfully the New York Superintendent's approval of the plan, plaintiffs would have to sustain the burden of showing that such approval was arbitrary and capricious or an abuse of discretion, made in violation of lawful procedures, affected by an error of law or not supported by substantial evidence. In addition, Section 7312 provides that MONY Life may ask the court to require the challenging party to give security for the reasonable expenses, including attorneys' fees, which may be incurred by MONY Life or the New York Superintendent or for which MONY Life may become liable, to which security MONY Life shall have recourse in such amount as the court shall determine upon the termination of the action.

   The MONY Group, MONY Life and the New York Superintendent moved to dismiss the state court complaint in its entirety on a variety of grounds. On April 20, 2001, the New York Supreme Court granted both motions and dismissed all claims against the MONY Group, MONY Life and the New York Superintendent. On June 29, 2001, plaintiffs filed a Notice of Appeal with the New York Appellate Division, appealing the dismissal of the claims against the MONY Group, MONY Life and the New York Superintendent. MONY Group and MONY Life intend to defend themselves vigorously against plaintiffs' appeal. There can be no assurance, however, that the present litigation will not have a material adverse effect on the Company.

   In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company's statutory surplus or results of operations.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   At December 31, 2001, the Company had commitments to fund the following:
$113.3 million of equity partnership investments, $8.0 million private fixed maturity with an interest rate of 10%, $9.4 million of fixed rate agricultural loans with periodic interest rate reset dates with initial rates ranging from 6.25% to 7.45%, $191.2 million fixed and floating rate commercial mortgages with interest rates ranging from 4.53% to 8.27% and $7.5 million of mezzanine financing with pay rates ranging from 9.0% to 10.0%.

   In addition, the Company maintains a syndicated credit facility with domestic banks aggregating $150.0 million, with a scheduled renewal date in June 2002. In accordance with certain covenants of the facilities, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The purpose of this facility is to provide additional liquidity for any unanticipated short-term cash needs the Company might experience and also to serve as support for the Company's $150.0 million commercial paper program which was activated in the third quarter of 2000. The Company has complied with all covenants of the facilities, has not borrowed against these lines of credit since their inception, and does not have any commercial paper outstanding as of September 30, 2001.

   The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $24.5 million in 2001, $29.7 million in 2000, and $29.6 million in 1999. The future minimum rental obligations for the next five years and thereafter under these leases are: $34.1 million for 2002, $31.2 million for 2003, $27.4 million for 2004, $24.6 million for 2005, $22.3 million for 2006, and $127.9 million for the years thereafter.

   In 1988, the Company financed one of its real estate properties under a sale/leaseback arrangement with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.6 million in 2002, $7.7 million in 2003, $7.9 million in 2004, $8.0 million in 2005, $8.2 million for 2006 and $16.9 million for 2007 and thereafter. The Company has the option to renew the lease at the end of the lease term.

17. Statutory Financial Information and Regulatory Risk-Based Capital:

   The statutory net income reported by the Company for the years ended
December 31, 2001, 2000, and 1999 was $33.4 million, $235.4 million, and $151.0 million, respectively. The combined statutory surplus of the Company as of December 31, 2001 and 2000 was $917.4 million and $1,154.8 million, respectively. Each of the Company's insurance subsidiaries exceeds the minimum risk based capital requirements imposed by such subsidiaries' state of domicile.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

18. Closed Block--Summary Financial Information:

   Summarized financial information of the Closed Block as of and for the years ended December 31, 2001 and 2000 is presented below.

                                                                                        December 31, December 31,
                                                                                            2001         2000
                                                                                        ------------ ------------
                                                                                             ($ in millions)
Assets:
Fixed Maturities:
   Available for sale, at estimated fair value (amortized cost, $3,780.9 and $3,535.8).   $3,868.9     $3,543.1
Mortgage loans on real estate..........................................................      622.1        566.0
Other invested assets..................................................................        6.2          0.7
Policy loans...........................................................................    1,144.3      1,183.9
Cash and cash equivalents..............................................................       56.2        167.8
Premiums receivable....................................................................       12.5         13.6
Deferred policy acquisition costs......................................................      500.6        552.6
Other assets...........................................................................      219.3        223.5
                                                                                          --------     --------
       Total Closed Block assets.......................................................   $6,430.1     $6,251.2
                                                                                          ========     ========
Liabilities:
Future policy benefits.................................................................   $6,869.8     $6,826.8
Policyholders' account balances........................................................      292.9        293.3
Other policyholders' liabilities.......................................................      162.2        173.5
Other liabilities......................................................................      163.9         22.2
                                                                                          --------     --------
       Total Closed Block liabilities..................................................   $7,488.8     $7,315.8
                                                                                          ========     ========

                                                     For the year ended December 31,
                                                     -------------------------------
                                                       2001       2000       1999
                                                     ---------   ------    --------
                                                             ($ in millions)
Revenues:
Premiums............................................ $551.4     $582.4    $  620.8
Net investment income...............................  397.6      395.7       375.1
Net realized gains (losses) on investments..........    6.0       (7.0)        2.9
Other Income........................................    2.4        2.2         1.4
                                                      ------     ------    --------
   Total revenues...................................  957.4      973.3     1,000.2
                                                      ------     ------    --------
Benefits and Expenses:
Benefits to policyholders...........................  606.9      620.9       640.1
Interest credited to policyholders' account balances    8.9        8.8         8.9
Amortization of deferred policy acquisition costs...   59.4       60.4        67.5
Dividends to policyholders..........................  233.1      232.9       228.8
Other operating costs and expenses..................    7.0        7.5        10.1
                                                      ------     ------    --------
   Total benefits and expenses......................  915.3      930.5       955.4
                                                      ------     ------    --------
Contribution from the Closed Block.................. $ 42.1     $ 42.8    $   44.8
                                                      ======     ======    ========

   The carrying value of the Closed Block fixed maturity securities at December 31, 2001 and 2000 is net of adjustments for impairment of $10.9 million and $12.5 million, respectively.

   At December 31, 2001 and 2000, there were $0.0 million and $1.4 million of fixed maturities which have been non-income producing for the twelve months preceding such dates.

   At December 31, 2001 and 2000, there were problem fixed maturities of $6.5 million and $11.8 million, respectively. At December 31, 2001 and 2000, there were potential problem fixed maturity securities of $3.2 million and $5.9 million, respectively. There were no fixed maturities which were restructured at December 31, 2001 and 2000.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, excluding scheduled sinking funds, as of December 31, 2001 are as follows:

                                                            Estimated
                                                  Amortized   Fair
                                                    Cost      Value
                                                  --------- ---------
                                                    ($ in millions)
           Due in one year or less............... $  226.5  $  232.8
           Due after one year through five years.  1,237.5   1,288.5
           Due after five years through ten years  1,330.9   1,358.2
           Due after ten years...................    474.6     472.1
                                                  --------  --------
              Subtotal...........................  3,269.5   3,351.6
           Mortgage and asset-backed securities..    511.4     517.3
                                                  --------  --------
                                                  $3,780.9  $3,868.9
                                                  ========  ========

   Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   Mortgage loans on real estate in the Closed Block at December 31, 2001 and 2000 consist of the following:

                                                       2001    2000
                                                      ------  ------
                                                      ($ in millions)
          Commercial mortgage loans.................. $594.2  $529.7
          Agricultural and other loans...............   40.2    51.1
                                                      ------  ------
          Subtotal...................................  634.4   580.8
          Less: valuation allowances.................  (12.3)  (14.8)
                                                      ------  ------
          Mortgage loans, net of valuation allowances $622.1  $566.0
                                                      ======  ======

   An analysis of the valuation allowances for the years ended December 31, 2001 and 2000 is as follows:

                                                      2001     2000
                                                     -----    -----
                                                     ($ in millions)
              Beginning balance..................... $14.8    $14.3
              (Decrease)/Increase in allowance......  (2.4)     0.6
              Reduction due to pay downs and payoffs  (0.1)    (0.1)
                                                     -----    -----
              Valuation Allowance................... $12.3    $14.8
                                                     =====    =====

   Impaired mortgage loans along with related valuation allowances as of December 31, 2001 and 2000 were as follows:

                                                                      2001    2000
                                                                     ------  ------
-                                                                    ($ in millions)
Investment in impaired mortgage loans (before valuation allowances):
Loans that have valuation allowances................................ $ 64.3  $ 71.9
Loans that do not have valuation allowances.........................   35.5    20.7
                                                                     ------  ------
   Subtotal.........................................................   99.8    92.6
Valuation allowances................................................  (13.5)  (16.1)
                                                                     ------  ------
Impaired mortgage loans, net of valuation allowances................ $ 86.3  $ 76.5
                                                                     ======  ======

   For the year ended December 31, 2001, the Closed Block recognized $8.4 million of interest income on impaired loans. For the year ended December 31, 2000 the Closed Block recognized $7.9 million of interest income on impaired loans.

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   At December 31, 2001 and 2000, there were no mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such dates.

   At December 31, 2001 and 2000, the Closed Block had restructured mortgage loans of $12.2 million and $17.0 million, respectively. Interest income of $0.9 million and $1.4 million was recognized on such loans for the year ended December 31, 2001 and 2000, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.3 million and $1.9 million for the respective periods.

   The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

19. Reorganization and Other Charges:

   During 2001, the Company recorded charges aggregating approximately $144.4 million on a pre-tax basis. Of this amount approximately $56.8 million represented "Reorganization Charges" taken in connection with the Company's previously announced reorganization of certain of its businesses and $87.6 million represented "Other Charges" unrelated to the Company's reorganization activities. The Reorganization Charges consisted of: (i) severance and related benefits resulting from headcount reductions in the Company's home office and career agency system, (ii) losses from abandonment of certain leased offices and equipment, (iii) the write-off of deferred acquisition costs as a result of the decision to exit certain international markets and lines of business, and
(iv) certain other charges. The Other Charges consisted of: (i) impairments of certain invested assets and valuation related write-downs of private equity securities held in the Company's equity method venture capital portfolio, (ii) the write-off of a deferred sales charges in the Company's mutual fund business to reflect revised estimates of recoverability which are principally due to the decline in the value of the Company's internet funds, (iii) write-downs of certain information technology assets, and (iv) other miscellaneous items.

   The following table summarizes the components of the Company's
Reorganization Charges and Other Charges, respectively:

                                                                 Net
                                                               Realized
                                                     Operating  Losses  Total
                                                     --------- -------- ------
 Reorganization Charges:
 Severance benefits and incentive compensation......  $ 22.8    $  --   $ 22.8
 Leased offices and equipment.......................     8.7       --      8.7
 Deferred policy acquisition costs..................    17.0       --     17.0
 Other..............................................     8.3       --      8.3
                                                      ------    -----   ------
    Subtotal--Reorganization Charges................    56.8       --     56.8
 Other Charges:
 Asset Impairments and Valuation Related Write-downs    29.9     20.1     50.0
 Deferred Sales Charges.............................     7.0       --      7.0
 Information technology assets......................     9.4       --      9.4
 Other..............................................    21.2       --     21.2
                                                      ------    -----   ------
    Subtotal--Other Charges.........................    67.5     20.1     87.6
                                                      ------    -----   ------
 Total--Reorganization and Other Charges before tax.  $124.3    $20.1   $144.4
                                                      ======    =====   ======
 Total--Reorganization and Other Charges after tax..  $ 80.8    $13.1   $ 93.9
                                                      ======    =====   ======

                 MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

   All of the components of the Reorganization Charges reflected above, except $17.0 million related to deferred policy acquisition costs and $5.3 million related to investment expenses, are included in "Other Operating Costs and Expenses" in the Company's consolidated income statement for the year ended December 31, 2001. None of the Reorganization Charges reflected in the table above have been allocated to the Company's segments. All such charges are included as reconciling items of the segments to the Company's consolidated income statement for the year ended December 31, 2001.

   The following table indicates the line items in the Company's consolidated and segmented income statements for the year ended December 31, 2001 that the Other Charges in the table above are reflected in. In addition, all of the reorganization charges are reflected in reconciling in the table as discussed above.

                                                  Protection Accumulation Other Reconciling Total
                                                  ---------- ------------ ----- ----------- ------
Premiums.........................................   $ 1.0       $   -     $  -     $   -    $  1.0
Net investment income............................    20.3         3.8      3.3       5.3      32.7
Group pension profit.............................     2.5                    -         -       2.5
Benefits to policyholders........................     1.8         3.9        -         -       5.7
Amortization of deferred policy acquisition costs       -         2.0        -      17.0      19.0
Other operating costs and expenses...............    17.6        10.3      1.0      34.5      63.4
                                                    -----       -----     ----     -----    ------
Total Other Operating Charges....................    43.2        20.0      4.3      56.8     124.3
Net realized losses on investments...............    14.9         2.8      2.4         -      20.1
                                                    -----       -----     ----     -----    ------
   Total Other Charges...........................   $58.1       $22.8     $6.7     $56.8    $144.4
                                                    =====       =====     ====     =====    ======

   Of the reorganization charges recorded, approximately $19.0 million meet the definition of "restructuring charges" as defined by Emerging Issues Task Force Consensus 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". At December 31, 2001 a liability for $12.8 million is included in Accounts payable and other liabilities in the Company's consolidated balance sheet.

20. Implications of the Events of September 11th :

   The terrorist events of September 11th had no material effect on the Company's financial position at December 31, 2001 or its results of operations for the year then ended. The net effect of life insurance claims relating to the incident (after reinsurance and the release of related policy reserves) aggregated approximately $3.9 million pre-tax. In addition, the Company incurred damages from the interruption of certain of its business operations. These damages principally consist of: (i) lost revenues at MSC and Enterprise resulting from the close of the New York securities markets, (ii) the temporary closing of the Company's New York corporate offices, and (iii) lost revenues resulting from the volatility of the securities markets and consumer uncertainty with respect to equity based products in the aftermath of September 11th. To date, no determination has been made with respect to the Company's ability to recover the aforementioned damages under its insurance coverages.